   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1998


                                       SECURITIES ACT REGISTRATION NO. 333-61841
                                        INVESTMENT COMPANY ACT FILE NO. 811-4611
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-2
                        (Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-effective Amendment No. 1

[ ] Post-effective Amendment No.

and/or

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 31


THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Exact Name of Registrant Specified in Charter

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of Principal Executive Offices   (Number, Street, City, State, Zip Code)

(800) 451-6788
Registrant's Telephone Number, Including Area Code

RICHARD P. STRICKLER                       45 Broadway, New York, New York 10006
Name and Address    (Number, Street, City, State, Zip Code of Agent for Service)

Copies to:

Margaret A. Bancroft, Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112

John A. MacKinnon, Brown & Wood LLP, One World Trade Center, New York, New York 10048

Allan S. Mostoff, Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006

As soon as practicable after the effective date of this Registration Statement Approximate Date of Proposed Public Offering

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.


                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================
                                                   Proposed Maximum     Proposed Maximum
Title of Securities           Amount               Offering Price       Aggregate            Amount of
Being Registered              Being Registered     Per Unit             Offering Price       Registration Fee(1)(2)
----------------------------  -------------------  ------------------   ------------------   ----------------------

Common Stock                  81,143,470 shares    $6.375               $517,289,621.25        $152,600.44
($.01 par value)
====================================================================================================================


(1) Estimated pursuant to Rule 457(c) on the basis of market value per share on August 14, 1998.


(2)      Previously paid.

This Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                              CROSS REFERENCE SHEET

BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS

PARTS A AND B
Item No. Caption                                 Location in Prospectus

1. Outside Front Cover                           Outside Front Cover Page

2. Inside Front and Outside Back Cover Page      Inside Front and Outside Back Cover Page

3. Fee Table and Synopsis                        Prospectus Summary; Fund Expenses

4. Financial Highlights                          Financial Highlights; Senior Securities

5. Plan of Distribution                          Prospectus Summary; The Offer; Distribution Arrangements; Fund
                                                 Expenses

6. Selling Shareholders                          Not Applicable

7. Use of Proceeds                               Use of Proceeds

8. General Description of the Registrant         Cover Page; Prospectus Summary; The Fund; Risk Factors and Special
                                                 Considerations; Investment Objectives and Policies; Investment
                                                 Restrictions; Description of Common Stock; Capital Stock

9. Management                                    Management of the Fund; Management Agreement and Advisory Agreement;
                                                 Administration Agreement; Custodian, Dividend Paying Agents,
                                                 Transfer Agents, Registrar, and Auction Agent

10. Capital Stock, Long-Term Debt, and Other     Prospectus Summary; Description of Common Stock; Capital Stock;
Securities                                       Dividends and Distributions; Dividend Reinvestment and Cash Purchase
                                                 Plan; Taxation

11. Defaults and Arrears on Senior Securities    Not Applicable

12. Legal Proceedings                            Not Applicable

13. Table of Contents of the Statement of        Not Applicable
Additional Information

14. Cover Page                                   Not Applicable

15. Table of Contents                            Not Applicable

16. General Information and History              Cover Page; The Fund

17. Investment Objective and Policies            Investment Objective and Policies; Investment Restrictions;
                                                 Portfolio Transactions and Brokerage

18. Management                                   Management of the Fund

19. Control Persons and Principal Holders of     Management of the Fund--Share Ownership
Securities

20. Investment Advisory and Other Services       Fund Expenses; Management Agreement and Advisory Agreement;
                                                 Administration Agreement; Custodian; Dividend Paying Agents,
                                                 Transfer Agents and Registrars; Experts

21. Brokerage Allocation and Other Practices     Portfolio Transactions and Brokerage

22. Tax Status                                   Taxation

23. Financial Statements                         Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
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                       64,914,776 Shares of Common Stock



                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.



               Issuable Upon Exercise of Non-Transferable Rights


                  to Subscribe for Such Shares of Common Stock


                      American Stock Exchange Symbol: FAX
                       Pacific Stock Exchange Symbol: FAX
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The First Australia Prime Income Fund, Inc. (the "Fund") will issue to its stockholders of record as of the close of business on September 25, 1998 (the "Record Date"), non-transferable rights (the "Rights") entitling the holders thereof to subscribe for up to an aggregate of 64,914,776 shares (the "Shares") of the Fund's common stock, par value $.01 (the "Common Stock"), at the rate of ONE SHARE OF COMMON STOCK FOR EACH WHOLE RIGHT HELD (the "Offer"). STOCKHOLDERS OF RECORD WILL RECEIVE ONE-THIRD OF A NON-TRANSFERABLE RIGHT FOR EACH SHARE OF COMMON STOCK HELD and stockholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an over-subscription privilege (the "Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights; accordingly, only whole Rights may be exercised. The Rights are NON-TRANSFERABLE and will not be admitted for trading on the American Stock Exchange (the "AMEX") or any other exchange. The Fund's Common Stock is listed on the AMEX and the Pacific Stock Exchange (the "PSE") under the symbol "FAX." See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE AMEX ON OCTOBER 22, 1998 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR (b) THE NET ASSET VALUE ("NAV") PER SHARE AS OF THE PRICING DATE (THE "SUBSCRIPTION PRICE").



THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 22, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). FOR ADDITIONAL INFORMATION REGARDING THE OFFER, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION (THE "INFORMATION AGENT") AT (800) 733-8481, EXT. 422.



The Fund is a non-diversified, closed-end management investment company. The Fund's principal investment objective is current income through investment primarily in Australian debt securities. In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund to invest up to 35% of its assets in Asian debt securities. The Fund may also achieve incidental capital appreciation. See "Investment Objective and Policies; Investment Restrictions." Investment in the Fund involves certain risks and special considerations, including risks associated with currency fluctuations and the Fund's leveraged capital structure. See "RISK FACTORS AND SPECIAL CONSIDERATIONS." The Fund's Investment Manager is EquitiLink International Management Limited (the "Investment Manager"), an affiliate of EquitiLink Australia Limited, the Fund's Investment Adviser (the "Investment Adviser"). Prudential Investments Fund Management LLC acts as the Fund's Administrator. The address of the Fund is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 451-6788.



The Fund announced the Offer prior to the commencement of trading on the AMEX on August 21, 1998. The NAV per share of Common Stock at the close of business on August 14, 1998 and September 25, 1998 was $6.82 and $6.83, respectively, and the last reported sales prices per share of the Fund's Common Stock on the AMEX on those dates were $6.31 and $6.06, respectively.


As a result of the terms of the Offer, stockholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price will be less than the current NAV per share, the Offer will result in an immediate dilution of the NAV per share for all existing stockholders. The dilution, which might be substantial, is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be. Stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of the their Rights. See "The Offer" and "Risk Factors and Special Considerations." INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE REFERENCE.
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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


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                                                   ESTIMATED                 ESTIMATED             ESTIMATED PROCEEDS
                                             SUBSCRIPTION PRICE(1)         SALES LOAD(2)               TO FUND(3)
------------------------------------------------------------------------------------------------------------------------
Per Share.................................           $5.84                     $0.219                    $5.621
------------------------------------------------------------------------------------------------------------------------
Total Maximum.............................        $379,102,292              $14,216,336               $364,885,956
------------------------------------------------------------------------------------------------------------------------
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                                                Footnotes set forth on next page
                                DEALER MANAGERS

PRUDENTIAL SECURITIES INCORPORATED
                            A.G. EDWARDS & SONS, INC.
                                                 SALOMON SMITH BARNEY

September 28, 1998

(continued from previous page)
---------------

(1) Estimated on the basis of the average of the last reported sales prices of a share of the Fund's Common Stock on the AMEX on September 25, 1998 and the four preceding business days. Pursuant to the Over-Subscription Privilege, the Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $473,877,865, the total maximum Estimated Sales Load will be approximately $17,770,420 and the total maximum Estimated Proceeds to Fund will be approximately $456,107,445.



(2) In connection with the Offer, the Fund has agreed to pay Prudential Securities Incorporated, A.G. Edwards & Sons, Inc. and Salomon Smith Barney Inc. (the "Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $300,000. The Dealer Managers will reallow to certain broker-dealers a concession of 2.50% of the Subscription Price for Shares issued pursuant to the Offer. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights. The Fund and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act").



(3) Before deduction of expenses incurred by the Fund, estimated to be $1,828,500, including $300,000 to be paid to Prudential Securities Incorporated for reimbursement of their expenses.



     Unless otherwise specified, all references in this Prospectus to "U.S. dollars," "dollars," "US$" or "$" are to the United States dollar, all references to "A$" are to the Australian dollar and all references to "NZ$" are to the New Zealand dollar. On September 25, 1998, the noon buying rates in New York City for cable transfers payable in A$ and NZ$, as certified for customs purposes by the Federal Reserve Bank of New York, were A$1.6918 per U.S. dollar and NZ$2.0129 per U.S. dollar. See "Risks and Special Considerations -- Currency and Interest Rate Fluctuations."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that stockholders fully exercise their Rights and that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur. Also, unless otherwise indicated, references in the Prospectus to "stockholders" refer only to holders of the Fund's Common Stock.

                             THE OFFER AT A GLANCE



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     ----------------------------------------------------------------------------------------------------
         The Offer                        The Fund is issuing to stockholders of record on September
                                          25, 1998 ("Record Date Stockholders") one-third of a
                                          non-transferable Right for each share of Common Stock held.
                                          A stockholder's right to acquire, during the Subscription
                                          Period at the Subscription Price, one Share for each whole
                                          Right held is hereinafter referred to as the "Primary
                                          Subscription." The Shares issued in the Offer will not be
                                          entitled to the distribution to be declared to stockholders of record on October 30, 1998 which is payable in November
                                          1998.
     ----------------------------------------------------------------------------------------------------
         Subscription Price               The Subscription Price will be 95% of the lower of (a) the average of the last reported sales price of a share of the
                                          Fund's Common Stock on the AMEX on the Pricing Date and the
                                          four preceding business days or (b) the NAV per share as of the Pricing Date.
     ----------------------------------------------------------------------------------------------------
         Over-Subscription Privilege      Stockholders who fully exercise all Rights issued to them
                                          (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share)
                                          are entitled to subscribe for additional Shares. The Fund
                                          may, at its discretion, issue up to an additional 25% of
                                          the shares available in the Offer to honor over-
                                          subscriptions.
     ----------------------------------------------------------------------------------------------------
         Purpose of the Offer             In May 1998, the Fund's Common and Preferred stockholders
                                          approved a series of proposals allowing the Fund, among
                                          other things, to:
                                          - invest up to 35% of its assets in Asian debt securities;
                                          - invest in Asian debt securities for which there is no
                                          established
                                            relevant market;
                                          - invest up to 15% of its total assets in Asian debt
                                          securities rated, or considered by the Investment Manager
                                            to be, below investment grade at the time of investment,
                                            and to reduce the percentage of its investments in debt
                                            securities which are, or are considered by the Investment
                                            Manager to be, rated AA or A quality; and
                                          - utilize derivatives in furtherance of its investment
                                          objective and policies.
                                          The net proceeds of this Offer will be used to implement
                                          this new investment flexibility and are intended to enable the Fund to increase the Fund's net investment income above the current level by taking advantage of the relatively
                                          high level of interest rates available in Asian markets
                                          compared with interest rates prevailing in Australia and
                                          New Zealand. This will, however, expose the Fund to greater interest rate risk, foreign exchange risk, credit risk,
                                          political and economic risk
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


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     ----------------------------------------------------------------------------------------------------
         Purpose of the Offer             and liquidity risk than the Fund has been exposed to in the
         (continued)                      past, particularly in light of recent volatility in Asian
                                          currency and bond markets. Also, as a consequence of the
                                          Fund's investment in Asian debt securities, the overall
                                          credit quality of the securities in the Fund's portfolio
                                          will be reduced.
     ----------------------------------------------------------------------------------------------------
         Use of Proceeds                  The Investment Manager and Investment Adviser anticipate
                                          that investment of the net proceeds in Asian debt
                                          securities, in accordance with the Fund's investment
                                          objective and policies, will take approximately three
                                          months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities.
                                          See "Use of Proceeds."
     ----------------------------------------------------------------------------------------------------
         How to Obtain Subscription       - Contact your broker or nominee, or
         Information                      - Contact the Information Agent toll-free at (800)
                                          733-8481, Ext. 422 or call collect (212) 805-7000.
     ----------------------------------------------------------------------------------------------------
         How to Subscribe                 - Deliver a completed Exercise Form and payment to the
                                            Subscription Agent by the Expiration Date, or
                                          - If your shares are held in a brokerage or bank account,
                                          have your broker or bank deliver a Notice of Guaranteed
                                            Delivery to the Subscription Agent by the Expiration
                                            Date.
     ----------------------------------------------------------------------------------------------------
         Subscription Agent               State Street Bank and Trust Company
     ----------------------------------------------------------------------------------------------------
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                          IMPORTANT DATES TO REMEMBER




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     ----------------------------------------------------------------------------------------
         Record Date.................................................  September 25, 1998
         Subscription Period.........................................  October 1, 1998 --
                                                                       October 22, 1998
         Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for delivery of
              Notice of Guaranteed Delivery..........................  October 22, 1998
         Expiration Date and Pricing Date............................  October 22, 1998
         Deadline for payment pursuant to Notice of Guaranteed
              Delivery...............................................  October 27, 1998
         Confirmation Date to Registered Stockholders................  November 5, 1998
         For Registered Stockholder Purchases -- Deadline for payment of unpaid balance if Final Subscription Price is higher
              than Estimated Subscription Price......................  November 19, 1998
     ----------------------------------------------------------------------------------------
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                              THE FUND AT A GLANCE



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     ----------------------------------------------------------------------------------------------------
         The Fund                         The Fund is a non-diversified, closed-end management
                                          investment company organized as a Maryland corporation. As of the Record Date, the Fund's NAV per share was $6.83.
     ----------------------------------------------------------------------------------------------------
         AMEX and PSE Listed              As of the Record Date, the Fund had 194,744,328 shares of
                                          Common Stock, par value $.01, outstanding, which are traded on the AMEX and PSE under the symbol "FAX." As of the
                                          Record Date, the last reported sales price of a share of
                                          the Fund was $6.06. The Rights are non-transferable and
                                          therefore will not be admitted for trading on the AMEX and the PSE.
     ----------------------------------------------------------------------------------------------------
         Preferred Stock                  As of the Record Date, the Fund had 24,000 shares of
                                          Auction Market Preferred Stock (the "Preferred Stock"), par
                                          value $.01, outstanding. The Preferred Stock has an
                                          aggregate liquidation value (excluding accumulated but
                                          unpaid dividends, if any) of $600 million.
                                          Holders of Common Stock have generally benefited from the
                                          Fund's issuance of the Preferred Stock which commenced in
                                          1989. Since the fiscal quarter beginning August 1, 1997,
                                          however, the shrinking yield differential between Australia and U.S. rates and a depreciating Australian dollar have
                                          resulted in the Preferred Stock having a negative impact on returns to holders of Common Stock. The proposed investment of a significant percentage of the Fund's total assets in
                                          higher yielding Asian debt securities, as recommended by
                                          the Fund's Investment Manager and Investment Adviser, and
                                          approved by Common and Preferred stockholders in May 1998, is expected to increase the Fund's net investment income
                                          above the current level. See "The Offer -- Purpose of the
                                          Offer."
     ----------------------------------------------------------------------------------------------------
         Investment Objective             To obtain current income through investment primarily in
                                          Australian debt securities. The Fund may also achieve
                                          incidental capital appreciation.
     ----------------------------------------------------------------------------------------------------
         Portfolio Structure              It is expected that normally at least 65% of the Fund's
                                          total assets will be invested in Australian dollar
                                          denominated debt securities of Australian banks, federal
                                          and state governmental entities and companies, and in
                                          Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose
                                          the Fund to the Australian interest rate structure and
                                          which are traded by reference to similar debt securities of
                                          Australian domiciled issuers. In May 1998, the Fund's
                                          Common and Preferred stockholders approved a proposal which allows the Fund to invest the balance of its total assets
                                          in Asian and New Zealand debt securities.
                                          "Asian debt securities" includes (1) debt securities issued by entities located in the following countries: China, Hong
                                          Kong, India,
     ----------------------------------------------------------------------------------------------------
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     ----------------------------------------------------------------------------------------------------
         Portfolio Structure              Indonesia, Japan, Malaysia, the Philippines, Singapore,
         (continued)                      South Korea, Taiwan and Thailand (each an "Asian Country"
                                          or together "Asian Countries"), as well as (2) debt
                                          securities of other issuers which are denominated in, or
                                          linked to, the currency of an Asian Country. In addition,
                                          "Asian debt securities" may include debt securities issued by entities located in other countries on the Asian
                                          continent, or which are denominated in, or linked to, the
                                          currency of any other country on the Asian continent
                                          provided the country is approved for investment by the
                                          Board of Directors upon the recommendation of the
                                          Investment Manager and Investment Adviser.
     ----------------------------------------------------------------------------------------------------
         Investment Guidelines            General.  It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA
                                          or better by Standard & Poor's Corporation ("S&P"), or Aa
                                          or better by Moody's Investors Service, Inc. ("Moody's"),
                                          or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the
                                          Investment Manager's judgment, of equivalent quality.
                                          Asian Debt.  In order to accommodate investment in Asian
                                          markets, Asian debt securities may be purchased which, at
                                          the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of
                                          at least B- by S&P or B3 by Moody's; provided, however,
                                          that in no event may more than 15% of its total assets be
                                          invested in Asian debt securities which, at the time of
                                          investment, are rated below investment grade of BBB, but
                                          not less than B-, by S&P, or Baa, but not less than B3, by
                                          Moody's, or which, in the opinion of the Investment
                                          Manager, are of equivalent quality, and provided further,
                                          that with the approval of the Fund's Board of Directors,
                                          the ratings of other recognized rating services may be
                                          used. As a consequence of the Fund's investment in Asian
                                          debt securities, the overall credit quality of the
                                          securities in the Fund's portfolio will be reduced.
                                          The maximum country exposure to any one Asian Country is
                                          limited to 15% of the Fund's total assets and the maximum
                                          currency exposure to any one Asian County currency is
                                          limited to 10% of the Fund's total assets.
                                          The Fund will generally invest in debt securities for which there is an active secondary market, except that the Fund
                                          may invest up to 35% of its total assets in Asian debt
                                          securities for which there is no established relevant
                                          market.
                                          The Fund may, with respect to its Asian investments, use
                                          derivatives to manage currency and interest rate risk and
                                          as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian and New
                                          Zealand investments to manage interest rate risk through
                                          investing in exchange traded interest rate derivatives.
     ----------------------------------------------------------------------------------------------------
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     ----------------------------------------------------------------------------------------------------
         Distributions                    The Fund pays distributions monthly out of current income
                                          supplemented by realized capital gains, if required. The
                                          current monthly cash distribution is U.S. 6 cents per
                                          common share. For the current fiscal year, the
                                          distributions to date have exceeded net investment income.
                                          Income dividends may be distributed in cash or reinvested
                                          in additional full and fractional shares through the Fund's
                                          Dividend Reinvestment and Cash Purchase Plan. The Shares
                                          issued in the Offer will not be entitled to the
                                          distribution to be declared to stockholders of record on
                                          October 30, 1998 which is payable in November 1998.
     ----------------------------------------------------------------------------------------------------
         Investment Manager and           EquitiLink International Management Limited (the
         Investment Adviser               "Investment Manager") acts as the Fund's investment manager and EquitiLink Australia Limited (the "Investment Adviser")
                                          acts as the Fund's investment adviser. The Investment
                                          Manager and the Investment Adviser also serve in these
                                          capacities for the First Asia Income Fund, a closed-end
                                          investment trust, the units of which are listed on the
                                          Toronto Stock Exchange (under the symbol "FAI.UN"),
                                          organized to invest primarily in debt securities of issuers in Australia, New Zealand and other Asian countries; The
                                          First Australia Fund, Inc., a non-diversified closed-end
                                          management investment company, the shares of which are
                                          listed on the AMEX (under the symbol "IAF"), organized to
                                          invest primarily in Australian listed equity securities;
                                          The First Australia Prime Income Investment Company
                                          Limited, a closed-end management investment company, the
                                          shares of which are listed on the Toronto Stock Exchange
                                          (under the symbol "FAP"), also organized to invest
                                          primarily in Australian debt securities; and The First
                                          Commonwealth Fund, Inc., a non-diversified closed-end
                                          management investment company, the shares of which are
                                          listed on the New York Stock Exchange (under the symbol
                                          "FCO"), organized to invest in high-grade, fixed income
                                          securities denominated in the currencies of Australia,
                                          Canada, New Zealand and the United Kingdom. In addition,
                                          the Investment Adviser currently manages eleven Australian wholesale public unit trusts and two other closed-end
                                          management investment companies, the shares of which are
                                          listed on the Australian Stock Exchange Limited, as well as an open-end fund marketed in Taiwan and institutional and
                                          private advisory accounts.
                                          Investment Experience.  The Investment Manager and
                                          Investment Adviser also manage the First Asia Income Fund, which commenced operations in May 1997. The Investment
                                          Adviser's professional staff has experience managing
                                          investments in Asian markets on behalf of the First Asia
                                          Income Fund and through prior employment with other
                                          investment management firms based in Hong Kong and
                                          Malaysia. The Investment Adviser's fixed income team of
                                          eight persons has many years of in-depth experience
                                          investing in international fixed income markets.
     ----------------------------------------------------------------------------------------------------
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     ----------------------------------------------------------------------------------------------------
         Compensation of the Investment   The Fund pays the Investment Manager a fee at the annual
         Manager and Investment Adviser   rate of 0.65% of the Fund's average weekly net assets
                                          applicable to Common and Preferred Stock up to $200
                                          million, 0.60% of the assets between $200 million and $500 million, 0.55% of the assets between $500 million and $900 million, 0.50% of the assets between $900 million and
                                          $1,750 million and 0.45% of the assets in excess of $1,750 million, computed based upon net assets applicable to
                                          Common and Preferred Stock at the end of each week and
                                          payable at the end of each calendar month. Under the
                                          Advisory Agreement, the Investment Manager pays the
                                          Investment Adviser an advisory fee at the annual rate of
                                          0.25% of the Fund's average weekly net assets applicable to
                                          Common and Preferred Stock up to $1,200 million and 0.20%
                                          of the assets in excess of $1,200 million at the end of
                                          each week and payable at the end of each calendar month.
                                          THE FUND'S INVESTMENT MANAGER AND INVESTMENT ADVISER WILL
                                          BENEFIT FROM THE OFFER BECAUSE THEIR FEES ARE BASED ON THE
                                          AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK
                                          OF THE FUND.
     ----------------------------------------------------------------------------------------------------
         Administrator                    The Fund's Administrator is Prudential Investments Fund
                                          Management LLC. The Fund pays the Administrator a fee
                                          computed at the annual rate of 0.15% of the Fund's average weekly net assets applicable to the Common Stock and
                                          Preferred Stock up to $900 million, 0.10% of such assets
                                          between $900 million and $1,750 million and 0.07% of such
                                          assets in excess of $1,750 million, based upon the net
                                          asset value applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar
                                          month. THE FUND'S ADMINISTRATOR WILL BENEFIT FROM THE OFFER
                                          BECAUSE ITS FEE IS BASED ON THE AVERAGE NET ASSETS
                                          APPLICABLE TO COMMON AND PREFERRED STOCK OF THE FUND.
     ----------------------------------------------------------------------------------------------------
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              RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

     The following summarizes certain matters that should be considered, among others, in connection with the Offer. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund's shares, see "Risk Factors and Special Considerations."



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     ----------------------------------------------------------------------------------------------------
         Dilution -- Net Asset Value and  As a result of the terms of the Offer, stockholders who do
         Non-Participation in the Offer   not fully exercise their Rights will, upon the completion
                                          of the Offer, own a smaller proportional interest in the
                                          Fund than they owned prior to the Offer. In addition, an
                                          immediate dilution of the NAV per share will be experienced by all stockholders as a result of the Offer, whether or
                                          not they exercise all or any of their Rights, because the
                                          Subscription Price will be less than the then current NAV
                                          per share, and the number of shares outstanding after the
                                          Offer will increase in greater percentage than the increase in the size of the Fund's assets. This dilution could be
                                          minimal or it could be substantial. See "Risk
                                          Factors -- Dilution -- Net Asset Value and
                                          Non-Participation in the Offer." The Offer may also have a dilutive impact on investment income per share available
                                          for distribution.
     ----------------------------------------------------------------------------------------------------
         Current Distribution Rate        In February 1989, the Fund began to pay regular monthly
                                          distributions from net investment income which, commencing in September 1993, have been supplemented by realized
                                          capital gains. The amount of monthly distributions has been reduced from time to time when the previous distribution
                                          level could no longer be sustained. For the current fiscal year, the distributions to date have exceeded net
                                          investment income. To the extent total distributions for
                                          the year exceed the Fund's net investment income, the
                                          difference will be deemed for income tax purposes to have
                                          been distributed from realized capital gains or will be
                                          treated as return of capital. Although the Fund anticipates that investment of the proceeds in higher yielding Asian
                                          debt securities will enable the Fund to increase the Fund's net investment income above the current level, stockholders are cautioned that there can be no guarantee of future
                                          performance.
                                          The Fund's investment in Asian debt securities involves
                                          risks and uncertainties so that actual results may differ
                                          materially from those anticipated as a result of various
                                          factors. If the anticipated results are not achieved, the
                                          Fund may not be able to maintain the current level of
                                          monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with
                                          regard to the effect of investment in Asia on the Fund's
                                          monthly distributions to reflect current events or
                                          circumstances after the date of this Prospectus or to
                                          reflect the occurrence of unanticipated events.
                                          The Board of Directors reviews the level of monthly
                                          distributions on a continuing basis at its quarterly Board meetings, with the next review scheduled to take place at
                                          its meeting to be held in December 1998. The Shares issued in the Offer will not be entitled to the distribution to be declared to stockholders of record on October 30, 1998
                                          which is payable in November 1998.
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
         Interest Rate Fluctuations       Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and distribution rate.
                                          The Fund's NAV is adversely affected during periods of
                                          rising interest rates in those bond markets and is
                                          favorably affected during periods when interest rates fall.
                                          In addition, the Fund may recognize capital loss, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.
                                          Any overall downward trend in interest rates can also be
                                          expected ultimately to reduce available yields to Fund
                                          stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. While
                                          interest rates in Australia and New Zealand were
                                          substantially higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New
                                          Zealand debt securities have generally declined in recent
                                          years and are currently more comparable to yields available in the U.S. Although relatively high levels of interest
                                          rates are available in Asian debt markets, there can be no assurance that these rates will continue to be obtainable.
     ----------------------------------------------------------------------------------------------------
         Currency Exchange Rate           Currency exchange rates can fluctuate significantly over
         Fluctuations                     short periods and can be subject to unpredictable changes
                                          based on a variety of factors including political
                                          developments and the imposition of currency controls by
                                          foreign governments. See "Risk Factors and Special
                                          Considerations -- Currency Exchange Rate Fluctuations." A
                                          decline in the value of the currency in which a portfolio
                                          security is denominated against the U.S. dollar will
                                          generally result in a decline in the U.S. dollar value of
                                          the Fund's assets. If the decline occurs after the Fund has accrued income but before it has been received, the Fund
                                          could be required to liquidate portfolio securities to make distributions.
                                          Currency exchange rate fluctuations can decrease or
                                          eliminate income available for distribution or conversely
                                          increase income available for distribution. For example, if currency exchange losses exceed other net investment income for a taxable year, the Fund would not be able to make
                                          ordinary income distributions. In that event, if
                                          distributions had been made before the losses had been
                                          realized, they would be recharacterized either as a return of capital, thus reducing each stockholder's cost basis, or as a dividend from capital gains rather than ordinary
                                          income.
                                          The Fund will not seek to hedge against adverse currency
                                          fluctuations in the Australian dollar. With respect to
                                          Asian currencies, currency fluctuations against the U.S.
                                          dollar in many Asian Countries have been profound and
                                          negative in recent months, and there can be no assurance
                                          that these exchange rates will stabilize against the U.S.
                                          dollar. Although the Fund may hedge against currency
                                          fluctuations with respect to Asian currencies, there can be no assurance that it can employ this strategy successfully.
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
         Risks Involved in Asian          Proposals approved by Common and Preferred stockholders in
         Investment -- Credit Risk        May 1998 permit the Fund to invest up to 35% of its assets in Asian debt securities, including, with respect to 15% of its total assets, Asian debt securities which, at the time of investment, are rated below investment grade or, if
                                          unrated, are in the opinion of the Investment Manager, of
                                          equivalent quality. Among other things, investment in
                                          securities which are rated below investment grade
                                          introduces an element of speculation, requires skilled
                                          credit analysis and reduces the overall credit quality of
                                          the Fund's portfolio. See "Risk Factors and Special
                                          Considerations -- Risks Involved in Asian Investment --
                                          Credit Risk."
     ----------------------------------------------------------------------------------------------------
         Risks Involved in Asian          The Fund's investments could in the future be adversely
         Investment -- Political and      affected by any increase in taxes or by political, economic
         Economic Risk                    or diplomatic developments in Asian Countries as well as
                                          Australia and New Zealand. Moreover, accounting, auditing
                                          and financial reporting standards and other regulatory
                                          practices and requirements vary from those applicable to
                                          entities subject to regulation in the United States. See
                                          "Risk Factors and Special Considerations -- Risks Involved
                                          in Asian Investments -- Political and Economic Risk."
     ----------------------------------------------------------------------------------------------------
         Risks Involved in Asian          In some Asian countries, there is no established secondary
         Investment -- Liquidity Risks    market for securities. Therefore, liquidity in these
                                          countries is generally low and transaction costs high.
                                          Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell
                                          securities. See "Risk Factors and Special
                                          Considerations -- Risks Involved in Asian
                                          Investments -- Liquidity Risk."
     ----------------------------------------------------------------------------------------------------
         Risks Involved in Asian          When an investment is made into a volatile new asset class
         Investment -- Timing             such as Asian debt securities, its timing can be
                                          significant in terms of performance. It is not possible to predict major market events and, therefore, investment into volatile markets, such as Asia, presents the added risk of timing. If an investment is made in a new asset class just prior to a significant downturn in that market, performance will be worse than it would have been had the investment
                                          been made later. See "Risk Factors and Special
                                          Considerations -- Risks Involved in Asian
                                          Investments -- Timing."
     ----------------------------------------------------------------------------------------------------
         Use of Derivatives               In addition to using derivatives to manage currency and
                                          interest rate risk with respect to the Asian portion of the
                                          Fund's portfolio, in seeking to invest in Asian debt, the
                                          Fund will also use derivatives to replicate or substitute
                                          for physical securities. The use of derivatives will expose the Fund to a variety of risks which include:
                                          - imperfect correlation between the prices of derivatives
                                          and the movements of the securities prices, interest rates or currency exchange rates being hedged;
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
         Use of Derivatives (continued)   - the possible absence of a liquid secondary market for any particular derivative at any time;
                                          - the potential loss if the counterparty to the transaction does not perform as promised;
                                          - the possible need to defer closing out certain positions to avoid adverse tax consequences;
                                          - the risk that the financial intermediary "manufacturing"
                                          the derivative, being the most active market maker and
                                            offering the best price for repurchase, will not continue
                                            to create a credible market in the derivative;
                                          - because derivatives are "manufactured" by financial
                                          institutions for the most part, the risk that the Fund may develop a substantial exposure to financial institution
                                            counterparties; and
                                          - the risk that a full and complete appreciation of the
                                          complexity of derivatives and how future value is affected by various factors including changing interest rates,
                                            exchange rates and credit quality is not attained.
                                          See "Risk Factors and Special Considerations -- Use of
                                          Derivatives." Derivatives will not be used to increase the leverage of the Fund.
     ----------------------------------------------------------------------------------------------------
         Preferred Stock -- Leverage      Investors should note that leverage resulting from the
                                          issuance of Preferred Stock creates risks for holders of
                                          Common Stock, including higher volatility of both the NAV
                                          and market value of the Common Stock, and that fluctuations in the dividend rates on Preferred Stock will affect the
                                          yield to holders of Common Stock. If the Fund is able to
                                          realize a net return on its investment portfolio in excess of the then current dividend rate of the Preferred Stock,
                                          the effect of leverage permits holders of Common Stock to
                                          realize a higher current rate of return than if the Fund
                                          were not leveraged. On the other hand, if the current
                                          dividend rate on the Preferred Stock exceeds the net return on the Fund's investment portfolio, as is currently the
                                          case, the Fund's leveraged capital structure results in a
                                          lower rate of return to holders of Common Stock than if the
                                          Fund were not leveraged. Similarly, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a
                                          declining market results in a greater decrease in NAV to
                                          holders of Common Stock than if the Fund were not
                                          leveraged, which would likely be reflected in a greater
                                          decline in the market price for shares of Common Stock.
                                          Moreover, because dividends and other distributions on
                                          Preferred Stock are payable in U.S. dollars, a decline in
                                          value against the U.S. dollar of currencies in which
                                          portfolio securities are denominated also impacts
                                          negatively on the rate of return to holders of Common
                                          Stock. If the Fund's current investment income were not
                                          sufficient to meet dividend requirements on Preferred
                                          Stock, it could be necessary for the Fund to liquidate
                                          certain of its investments, thereby reducing the NAV
                                          attributable to the Fund's Common Stock. See "Risk Factors and Special Considerations -- Preferred Stock" and "Capital
                                          Stock -- Leverage."
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
         Preferred Stock -- Leverage      Holders of Common Stock have generally benefited from the
         (continued)                      Fund's issuance of the Preferred Stock which commenced in
                                          1989. Since the fiscal quarter beginning August 1, 1997,
                                          however, the shrinking yield differential between
                                          Australian and U.S. interest rates and a depreciating
                                          Australian dollar have resulted in the Preferred Stock
                                          having a negative impact on the total return to holders of
                                          Common Stock. Because the Investment Manager's and the
                                          Investment Adviser's fees are based on the average net
                                          assets of the Fund, which include the Preferred Stock, the
                                          Investment Manager and Investment Adviser have benefited
                                          from the Fund's determination not to redeem the Preferred
                                          Stock.
                                          The proposed investment of a significant percentage of the
                                          Fund's total assets in higher yielding Asian debt
                                          securities, as recommended by the Fund's Investment Manager and Investment Adviser, and approved by Common and
                                          Preferred stockholders in May 1998, is expected to increase the Fund's net investment income above the current level.
                                          See "The Offer -- Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately six months of the completion of the Offer by a combination of investing the net proceeds of the Offer together with
                                          the proceeds from the sale of existing portfolio securities and proceeds received from maturing Australian debt
                                          securities held in the Fund's portfolio. Stockholders are
                                          cautioned that there can be no guarantee of future
                                          performance and the Fund's investment in Asian debt
                                          securities involves risks and uncertainties, so that actual results may differ materially from those anticipated as a
                                          result of various factors. The Fund undertakes no
                                          obligation to update or revise the disclosure in this
                                          Prospectus with regard to the effect of investment in Asia on the Fund's leverage to reflect current events or
                                          circumstances after the date of this Prospectus or to
                                          reflect the occurrence of unanticipated events.
     ----------------------------------------------------------------------------------------------------
         Year 2000 Risk                   Many existing computer programs may not properly process
                                          and calculate date-related information and data from and
                                          after January 1, 2000. This is commonly known as the "Year
                                          2000 Problem." The Fund could be adversely affected if the service providers to the Fund do not take adequate steps to address the Year 2000 Problem prior to January 1, 2000. The problem may also particularly impact the Fund as it seeks
                                          to implement its new Asian debt securities investment
                                          policy. This impact will depend upon the degree of
                                          technological sophistication of the issuers of securities
                                          and the degree of due diligence they are applying to the
                                          Year 2000 Problem. The Fund is unable to predict what
                                          impact, if any, the Year 2000 Problem will have on the
                                          issuers of securities in which it invests.
     ----------------------------------------------------------------------------------------------------
         Discount from Net Asset Value    The Fund's shares have traded in the market below, at and
                                          above NAV since the commencement of the Fund's operations.
                                          This characteristic of shares of closed-end investment
                                          companies is a risk separate and distinct from the risk
                                          that the Fund's NAV will decrease. In the twelve months
                                          ended July 31, 1998, the Fund's shares have traded in the
                                          market at an average discount to NAV of 5.05%. See
                                          "Description of Common Stock."
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
         Non-Diversified Status           The Fund is classified as a "non-diversified" investment
                                          company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act as to the proportion of its assets that may be invested in the
                                          securities of a single issuer. As a non-diversified
                                          investment company, the Fund may invest a greater
                                          proportion of its assets in the obligations of a smaller
                                          number of issuers and, as a result, will be subject to
                                          greater risk with respect to its portfolio securities.
                                          Although the Fund must diversify its holdings in order to
                                          be treated as a regulated investment company under the
                                          provisions of the Internal Revenue Code of 1986, as amended
                                          (the "Code"), the Fund may be more susceptible to any
                                          single economic, political or regulatory occurrence than
                                          would be the case if it had elected to diversify its
                                          holdings sufficiently to be classified as a "diversified"
                                          investment company under the Investment Company Act. See
                                          "Investment Objective and Policies; Investment
                                          Restrictions" and "Taxation -- United States."
     ----------------------------------------------------------------------------------------------------
         Tax Considerations               Withholding and/or other taxes may apply in the countries
                                          in which the Fund invests, which will reduce the Fund's
                                          cash return in those countries. The Fund intends to elect, when eligible, to "pass-through" to the Fund's
                                          stockholders, as a deduction or credit, the amount of
                                          foreign income and similar taxes paid by the Fund. See
                                          "Taxation."
     ----------------------------------------------------------------------------------------------------
         Anti-Takeover Provision          The Fund presently has a provision in its By-Laws that
                                          could have the effect of limiting the ability of other
                                          entities or persons to acquire control of the Fund. The
                                          By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with the
                                          Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two
                                          years to change a majority of the Board of Directors. This system of electing Directors may be regarded as having an
                                          anti-takeover effect, and may have the effect of
                                          maintaining the continuity of management and thus may make it more difficult for the Fund's stockholders to change the majority of Directors. See "Capital Stock" and "Certain
                                          Provisions of the Articles of Amendment and Restatement and
                                          By-Laws."
     ----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of the Subscription
     Price)(1)..............................................    3.75%
  Dividend Reinvestment and Cash Purchase Plan Fees.........    None
ANNUAL EXPENSES ATTRIBUTABLE TO COMMON STOCK (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)(2)
  Management Fee............................................    0.71%
  Administrative Fee........................................    0.15%
  Other Expenses(2).........................................    0.49%
                                                                ----
  Total Annual Expenses(3)..................................    1.35%
                                                                ====


---------------

(1) The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $300,000. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $255,000 and $320,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be $16,044,836, which assumes that the Offer is fully subscribed (not including the Over-Subscription Privilege). These fees will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."


(2) Fees payable under the Management Agreement and Administration Agreement are calculated on the basis of the Fund's average weekly net assets applicable to the Fund's Common and Preferred Stock. See "Management Agreement and Advisory Agreement" and "Administration Agreement." "Other Expenses" have been estimated for the current fiscal year.


(3) The indicated 1.35% expense ratio assumes that the Offer is fully subscribed (not including the Over-Subscription Privilege), yielding estimated net proceeds of approximately $363,057,456 (assuming an Estimated Subscription Price of $5.84) and that, as a result, based on the Fund's net assets of $1,330.8 million attributable to holders of Common Stock on September 25, 1998, the net assets attributable to stockholders would be $1,693.9 million. It also assumes that net assets attributable to stockholders will not increase or decrease due to currency fluctuations. The indicated ratio reflects all expenses of the Offer.


     The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

HYPOTHETICAL EXAMPLE

     An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $14       $43       $74       $162


     This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. (See also Note (3) above for assumptions made in calculating the expenses in this Hypothetical Example.) The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

     This Hypothetical Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


     The following information, insofar as it relates to each year of the ten year period ended October 31, 1997, has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the Financial Statements and Notes thereto and incorporated by reference in this Prospectus.



                              SIX MONTHS
                                 ENDED                                    YEARS ENDED OCTOBER 31,
                               APRIL 30,    ------------------------------------------------------------------------------------
                                1998(A)        1997         1996         1995         1994         1993        1992       1991
                              -----------   ----------   ----------   ----------   ----------   ----------   --------   --------
                              (UNAUDITED)
PERFORMANCE:
Net asset value per common
  share, beginning of
  period....................  $     8.85    $     9.93   $     9.36   $     8.82   $    10.09   $     9.61   $  11.31   $  10.02
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
Net investment income.......         .42           .87          .87          .93         1.01         1.19       1.29       1.40
Net realized and unrealized
  gain (loss) on investments
  and foreign currencies....       (1.03)         (.96)        1.13         1.16        (1.03)         .58      (1.42)      1.37
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
         Total from
           investment
           operations.......        (.61)         (.09)        2.00         2.09         (.02)        1.77       (.13)      2.77
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
Dividends from net
  investment income to
  preferred stockholders....        (.09)         (.17)        (.14)        (.17)        (.12)        (.11)      (.14)      (.24)
Dividends from net
  investment income to
  common stockholders.......        (.33)         (.82)        (.83)        (.83)        (.84)       (1.08)     (1.10)     (1.24)
Dividends in excess of net
  investment income to
  common stockholders.......        (.03)           --           --           --           --           --         --         --
Distributions from net
  capital and currency gains
  to preferred
  stockholders..............          --            --         (.02)        (.01)        (.01)        (.01)      (.01)        --
Distributions from net
  capital and currency gains
  to common stockholders....          --            --         (.03)        (.15)        (.17)        (.08)      (.29)        --
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
         Total dividends and
           distributions....        (.45)         (.99)       (1.02)       (1.16)       (1.14)       (1.28)     (1.54)     (1.48)
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
Capital charge in respect to
  issuance of shares........                        --         (.41)        (.39)        (.11)        (.01)      (.03)        --
                              ----------    ----------   ----------   ----------   ----------   ----------   --------   --------
Net asset value per common
  share, end of period......  $     7.79    $     8.85   $     9.93   $     9.36   $     8.82   $    10.09   $   9.61   $  11.31
                              ==========    ==========   ==========   ==========   ==========   ==========   ========   ========
Market price per common
  share, end of period......  $    7.125    $    8.125   $     8.94   $     9.31   $     9.56   $    10.25   $  10.00   $  10.94
TOTAL INVESTMENT RETURN
  BASED ON+:
Market value................       (8.12)%       (0.42)%       5.59%        8.78%        3.32%       15.00%      4.11%     38.36%
Net asset value.............       (7.77)%       (2.37)%      16.73%       18.54%       (3.19)%      17.80%     (3.22)%    27.62%


                                 YEARS ENDED OCTOBER 31,
                              ------------------------------
                                1990       1989       1988
                              --------   --------   --------

PERFORMANCE:
Net asset value per common
  share, beginning of
  period....................  $   9.31   $  10.81   $   8.74
                              --------   --------   --------
Net investment income.......      1.49       1.32        .97
Net realized and unrealized
  gain (loss) on investments
  and foreign currencies....       .73      (1.22)      2.50
                              --------   --------   --------
         Total from
           investment
           operations.......      2.22        .10       3.47
                              --------   --------   --------
Dividends from net
  investment income to
  preferred stockholders....      (.30)      (.20)        --
Dividends from net
  investment income to
  common stockholders.......     (1.13)     (1.08)     (1.40)
Dividends in excess of net
  investment income to
  common stockholders.......        --         --         --
Distributions from net
  capital and currency gains
  to preferred
  stockholders..............        --         --         --
Distributions from net
  capital and currency gains
  to common stockholders....      (.08)      (.23)        --
                              --------   --------   --------
         Total dividends and
           distributions....     (1.51)     (1.51)     (1.40)
                              --------   --------   --------
Capital charge in respect to
  issuance of shares........        --       (.09)        --
                              --------   --------   --------
Net asset value per common
  share, end of period......  $  10.02   $   9.31   $  10.81
                              ========   ========   ========
Market price per common
  share, end of period......  $   8.94   $   8.88   $   9.56
TOTAL INVESTMENT RETURN
  BASED ON+:
Market value................     14.95%      7.38%     54.42%
Net asset value.............     22.88%      (.44)%    44.84%

                                         FINANCIAL HIGHLIGHTS -- (CONTINUED)
                              SIX MONTHS
                                 ENDED                               YEARS ENDED OCTOBER 31,
                               APRIL 30,    -------------------------------------------------------------------------
                                1998(A)        1997         1996         1995         1994         1993        1992
                              -----------   ----------   ----------   ----------   ----------   ----------   --------
                              (UNAUDITED)
RATIOS TO AVERAGE NET ASSETS
  OF COMMON STOCKHOLDERS/
  SUPPLEMENTAL DATA#:
Expenses++..................        1.44%*        1.25%        1.29%        1.47%        1.41%        1.44%      1.43%
Net investment income before
  preferred stock
  dividends.................       10.35%*        9.17%        9.16%       10.83%       10.68%       12.13%     12.14%
Preferred stock dividends...        2.10%*        1.78%        1.45%        1.87%        1.20%        1.13%      1.25%
Net investment income
  available to common
  stockholders..............        8.25%*        7.39%        7.71%        8.96%        9.48%       11.00%     10.89%
Portfolio turnover rate.....          21%           85%          63%          50%          34%          23%        17%
Net assets of common
  stockholders, end of
  period (000)..............  $1,517,721    $1,723,025   $1,931,894   $1,452,205   $1,088,631   $1,050,084   $977,933
Average net assets of common
  stockholders (000)........  $1,590,108    $1,848,378   $1,627,916   $1,201,383   $1,174,394   $1,011,324   $938,072
Senior securities (preferred
  stock) outstanding
  (000).....................  $  600,000    $  600,000   $  600,000   $  475,000   $  400,000   $  350,000   $300,000
Asset coverage of preferred
  stock, end of period......         353%          387%         422%         406%         372%         400%       426%

                                 FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                       YEARS ENDED OCTOBER 31,
                              -----------------------------------------
                                1991       1990       1989       1988
                              --------   --------   --------   --------

RATIOS TO AVERAGE NET ASSETS
  OF COMMON STOCKHOLDERS/
  SUPPLEMENTAL DATA#:
Expenses++..................      1.59%      1.54%      1.35%      1.04%
Net investment income before
  preferred stock
  dividends.................     13.42%     15.47%     13.46%      9.51%
Preferred stock dividends...      2.31%      3.11%      2.07%        --
Net investment income
  available to common
  stockholders..............     11.11%     12.36%     11.39%      9.51%
Portfolio turnover rate.....        83%        80%        46%        60%
Net assets of common
  stockholders, end of
  period (000)..............  $972,569   $861,379   $800,166   $928,689
Average net assets of common
  stockholders (000)........  $899,175   $826,862   $832,779   $875,609
Senior securities (preferred
  stock) outstanding
  (000).....................  $300,000   $300,000   $300,000         --
Asset coverage of preferred
  stock, end of period......       424%       387%       367%        --


---------------
(a) Calculated based upon weighted average shares outstanding during the year.

*        Annualized.

+ Total investment return based on market value is calculated based on the Fund's market value on the first and last day of each period and total investment return based on NAV is calculated based on the Fund's NAV on such days. Dividends and distributions are assumed, for purposes of the calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment and cash purchase plan. Total investment returns do not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized. Generally, total investment returns based on NAV will be higher than total investment returns based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the NAV from the beginning to the end of such periods. Conversely, total investment returns based on NAV will be lower than total investment returns based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the NAV from the beginning to the end of such periods.

++      Includes expenses of both Preferred and Common Stock.

# Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the Common and Preferred Stock relative to the average net assets of Stockholders.

NOTE: Contained above is operating performance for a share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Stock.

SENIOR SECURITIES

     The Fund currently has outstanding an aggregate of 24,000 shares of Preferred Stock. The Preferred Stock has been issued in nine series, Series A through I. The first three series were issued on January 19, 1989, the fourth series on August 1, 1989, the fifth series on December 16, 1992, the sixth series on December 20, 1993, the seventh series on July 27, 1995 and the eighth and ninth series on September 9, 1996. The shares of Preferred Stock are senior securities having priority over the shares of Common Stock as to distribution of assets and payment of dividends. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock are entitled to receive a preferential liquidating distribution of $25,000 per share (the "Liquidation Preference"), plus accrued and unpaid dividends (whether or not declared), before any payment is made to holders of Common Stock. The average market value of a share of Preferred Stock has been equal to the Liquidation Preference. The following tables set forth certain information relating to the Preferred Stock.

                          PREFERRED STOCK, SERIES A-I

                                            TOTAL AMOUNT OF    ASSET COVERAGE PER        LIQUIDATION
                                            PREFERRED STOCK     $25,000 SHARE OF       PREFERENCE PER
PERIOD ENDED                                OUTSTANDING(1)     PREFERRED STOCK(2)    $25,000 SHARE(3)(4)
------------                                ---------------    ------------------    -------------------
October 31, 1988..........................             --                  --                   --
October 31, 1989..........................   $300,000,000         $ 91,747.25              $25,000
October 31, 1990..........................   $300,000,000         $ 96,883.75              $25,000
October 31, 1991..........................   $300,000,000         $106,141.00              $25,000
October 31, 1992..........................   $300,000,000         $106,520.50              $25,000
October 31, 1993..........................   $350,000,000         $100,006.00              $25,000
October 31, 1994..........................   $400,000,000         $ 93,039.50              $25,000
October 31, 1995..........................   $475,000,000         $101,431.75              $25,000
October 31, 1996..........................   $600,000,000         $ 80,495.59              $25,000
October 31, 1997..........................   $600,000,000         $ 71,792.73              $25,000
April 30, 1998............................   $600,000,000         $ 63,238.38              $25,000

---------------
(1) Based on the number of shares of Preferred Stock outstanding multiplied by the Liquidation Preference per share.

(2) Asset coverage per share of Preferred Stock is derived by subtracting the aggregate Liquidation Preference of all of the series of Preferred Stock outstanding ($300,000,000 through 1992, $350,000,000 in 1993, $400,000,000 in 1994, $475,000,000 in 1995 and $600,000,000 in 1996, 1997 and 1998) from the total assets of the Fund less (i) all liabilities and indebtedness not represented by the Preferred Stock and (ii) any accrued but unpaid dividends on the Preferred Stock as at the end of the fiscal periods indicated. This sum is then divided by the number of shares of Preferred Stock outstanding.

(3) Plus accrued and unpaid dividends, if any.

(4) The liquidation preference as of October 31, 1995 was $100,000 per share of Preferred Stock, Series A-F, and $25,000 per share of Preferred Stock, Series G. Effective April 25, 1996, by means of stock splits, the liquidation preference of Preferred Stock, Series A-F was reduced to $25,000 per share and an additional aggregate 12,000 shares of Preferred Stock, Series A-F were issued.


     The dividend rates on the outstanding Preferred Stock are established through an auction process. The dividend rates on the series A-D shares are set every 28 days and the dividend rates on the Series E, F, G, H and I shares are set every 7 days. Generally, the dividend rate has represented a discount from the 30-day commercial paper rate. At July 31, 1998, the annual dividend rates on Series A through I were, respectively, 5.20%, 5.21%, 5.245%, 5.245%, 5.19%,
5.15%, 5.24%, 5.20% and 5.50%. At these rates, the annual return the Fund's portfolio must experience (net of expenses) in order to cover dividend payments on all series is 1.60%.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of the Preferred Stock, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the returns to stockholders when portfolio returns are positive and decreases returns when the portfolio returns are negative. Actual returns may be greater or less than those appearing in the table and may be enhanced or diminished by fluctuations in foreign currency. See "Risk Factors and Special Considerations -- Preferred Stock."

Assumed Portfolio Return (net of expenses)......     -10%      -5%       0%      5%      10%
Corresponding Common Stock Return(1)............  -15.39%   -8.65%   -1.91%   4.83%   11.57%

---------------

(1) In order to compute "Corresponding Common Stock Return," the "Assumed Portfolio Return" is multiplied by the total value of Fund assets as of the beginning of the fiscal year (November 1, 1997) to obtain an assumed return to the Fund. This rate is then reduced by the value of Preferred Stock dividends that would be paid during the year ($32,901,875) based on the dividend rates in effect at the beginning of the fiscal year (for Series A through I, respectively, 5.50%, 5.40%, 5.50%, 5.40%, 5.21%, 5.35%, 5.625%,
    5.625%, and 5.70%) in order to determine the return available to holders of the Fund's Common Stock. Return available to holders of the Fund's Common Stock is then divided by the value of the Fund's net assets attributable to holders of Common Stock as of the beginning of the fiscal year ($1,723,025,462) to determine "Corresponding Common Stock Return."

                                   THE OFFER

TERMS OF THE OFFER


     The Fund is issuing to Record Date Stockholders non-transferable rights to subscribe for an aggregate of 64,914,776 Shares. Each Record Date Stockholder is being issued one-third of a non-transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the stockholder to acquire at the Subscription Price one Share for each whole Right held. Rights may be exercised at any time during the Subscription Period, which commences on October 1, 1998 and ends at 5:00 p.m., New York City time, on October 22, 1998, unless extended. A stockholder's right to acquire, during the Subscription Period at the Subscription Price, one Share for each whole Right held is hereinafter referred to as the "Primary Subscription." A stockholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Stockholder." Only the underlying Shares will be listed for trading on the AMEX and the PSE. Stockholders who receive, and who are left with, fractional Rights will be unable to exercise the Rights and will not be entitled to receive any cash in lieu thereof. Fractional shares will not be issued upon the exercise of Rights; accordingly, only whole Rights may be exercised. The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders.


     In addition, stockholders who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege. For purposes of determining the number of Shares a stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, which is more fully discussed below under "Over-Subscription Privilege."

PURPOSE OF THE OFFER


     The Fund seeks to maintain a stable monthly cash distribution consistent with its principal investment objective of providing current income. To this end, in February 1989, the Fund began paying a regular monthly distribution in place of the previous quarterly payments and, in September 1993, the Fund adopted a policy of supplementing monthly distributions paid out of available net investment income with realized capital gains. As interest rates have fallen in Australia, on the basis of the advice of the Investment Manager and Investment Adviser, the Fund's Board of Directors from time to time has reduced the level of monthly distribution payments when the previous distribution level could no longer be sustained. The last reduction occurred in September 1997, when the regular monthly distribution was reduced from 7 cents per share to 6 cents per common share.



     In order to address the prospect of declining distributions, the Fund's Investment Manager and Investment Adviser, in August 1997, proposed to the Board of Directors that the Fund's investment policies be expanded to enable the Fund to invest up to 35% of its assets in Asian debt securities. The Investment Manager and Investment Adviser indicated that in their view the relatively high level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to increase the Fund's net investment income above the current level, although they also emphasized that this would introduce an extra element of risk in implementing the Fund's investment objective.



     After in-depth consideration, the Fund's Board determined to recommend to the Fund's Common and Preferred stockholders that the Fund's investment policies and investment structure be amended in order to enable the Fund to invest up to 35% of its assets in Asian debt securities. That proposal was approved by the Common and Preferred stockholders on May 14, 1998. The proxy statement soliciting Common and Preferred stockholder approval indicated that if investment in Asian debt securities received Common and Preferred stockholder approval, a combination of the proceeds of the sale of some of the Australian debt securities held in the Fund's portfolio, the reinvestment of maturing Australian debt securities in the portfolio and the proceeds of a likely rights offering would be utilized to fund investment into Asia. The proxy statement also disclosed that because rights offerings are frequently dilutive to stockholders, the Fund's Directors would first seek the advice of an independent consultant with respect to the ultimate funding of a large portion of the Fund's investment in Asian securities through a rights offering.

     Following the vote of the Common and Preferred stockholders, the Investment Manager and Investment Adviser began a thorough analysis of how best to implement the investment in Asian debt securities in terms of both the timing of investment and its appropriate funding. The Investment Manager and Investment Adviser jointly prepared a written report addressing these issues dated July 24, 1998 (the "EquitiLink Report"), which concluded that, in terms of investment timing, the period through the end of 1998 and into early 1999 appeared to present a favorable opportunity for Asian investment. The EquitiLink Report indicated that although the Asian markets have experienced significant volatility and continue to involve risk, the current level of yields on Asian debt investments could make it timely for the Fund to raise the capital necessary to support investment into Asian debt by approving a one-for-three rights offering to existing stockholders.

     The proposal was first reviewed by a Sub-Committee composed of five Directors, Malcolm Fraser, Neville Miles, William Potter, Peter Sacks and John Sheehy, who are not interested Directors of the Fund and were selected by the Board to evaluate the proposal. In early October of 1997, the Sub-Committee engaged Chase Securities Inc. ("Chase") on behalf of the Board, to act as the Fund's exclusive financial adviser. The proposal was reviewed by Chase which had earlier advised the Sub-Committee and the Board with respect to the Investment Manager's proposal to enter the Asian debt markets. In its written report to the Sub-Committee dated July 30, 1998 (the "Chase Report"), Chase said that it had reviewed the EquitiLink Report and discussed the EquitiLink Report with the representatives of the Investment Manager and Investment Adviser. On the basis of its review and analysis, Chase advised the Board that, having reviewed the factual information presented by the Investment Manager and the Investment Adviser in the EquitiLink Report, ". . . the assumptions contained therein are appropriate and the factual information contained therein is accurate, in each case in all material respects."

     At a meeting held on July 22, 1998, the Sub-Committee met to consider the EquitiLink Report. After hearing from representatives of Chase and extensive discussion, the Sub-Committee agreed to recommend to the full Board that the Fund engage in a rights offering on the terms set forth in this Prospectus, subject to a final discussion with Chase. At a subsequent meeting of the Sub-Committee on July 30, 1998, after discussing the proposal with the Investment Manager and Investment Adviser and hearing further from representatives of Chase, the Sub-Committee voted to recommend to the Board that the Fund proceed with the recommended rights offering. Immediately thereafter, the Board met to consider the matter. After reviewing the EquitiLink Report as well as the Chase Report, and discussing the proposal with the Sub-Committee as well as representatives of Chase, the Investment Manager and the Investment Adviser, the Board determined, by the unanimous vote of the independent Directors, as well as the unanimous vote of the full Board, to recommend a rights offering upon the terms set forth in this Prospectus.


     The Investment Adviser believes that an increase in the size of the Fund should result in an incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to stockholders.


     The Offer also seeks to reward stockholders by giving them the right to purchase additional Shares at a discount, although stockholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned prior to the Offer. The Board of Directors took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of shares held. See "The Offer" and "Risk Factors and Special Considerations."

     THERE CAN BE NO ASSURANCE THAT THE FUND OR ITS STOCKHOLDERS WILL ACHIEVE ANY OF THE FOREGOING OBJECTIVES OR BENEFITS THROUGH THE OFFER.


     The Fund has made four prior rights offerings which the Investment Manager and Investment Adviser believe had a generally favorable effect on returns to Common Stock holders. In each case tactical investment of the proceeds enabled the Fund to maintain a stable distribution policy despite declining interest rates. In the case of the 1992 rights offering, the 1995 rights offering and the 1996 rights offering, the Fund used the net proceeds to capture higher yields then available for long-term securities, and in 1993 it sought to reduce the Fund's exposure to long-term securities in order to reduce volatility in the Fund's NAV in a period of changing market conditions.


     In the case of all four rights offerings, the Fund sought to emphasize investment in the Australian Eurobond market and to provide modest reductions in the Fund's expense ratio. In this respect, overall, the Fund's investment in Australian dollar Eurobonds rose from 15.8% of its total assets at October 31, 1992, immediately prior to the investment of the proceeds of the 1992 offering, to 24% of the Fund's total assets at January 31, 1994, the last day of the quarter in which the proceeds of the 1993 offer were invested. Prior to the 1995 rights offering, 33.8% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of that offering, the Fund's holding in Eurobonds represented 36.9% of its assets. Immediately prior to the 1996 rights offering, 26.24% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of the 1996 rights offering, the Fund's holding in Eurobonds represented 28.2% of its assets at October 31, 1996 and 30.8% of its assets at April 30, 1997. The Fund intends to continue its investment approach of emphasizing the Eurobond markets, where securities are exempt from the 10% withholding tax imposed on domestic Australian issues. See "Taxation -- Foreign Taxes -- Australia."



     The Fund's expense ratio was also favorably affected by the rights offerings. For the six months ended April 30, 1998 and the six fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, the Fund's annualized expense ratios were, respectively, 1.44%, 1.25%, 1.29%, 1.47%, 1.41%, 1.44% and
1.43%, compared with expense ratios of 1.59% and 1.54% for the 1991 and 1990 fiscal years. In the opinion of the Investment Adviser, the expense ratios for the 1997, 1996, 1995, 1994 and 1992 fiscal years (which are the fiscal years in which the proceeds of the 1996, 1995, 1993 and 1992 rights offerings were invested) were favorably affected by the rights offerings, since the proceeds served to offset a decrease in the total net assets of the Fund in those years occasioned by unfavorable currency and market value movements.



     Although the Fund has sought to restrict potential dilution, the extent of dilution depends on the amount, if any, by which the Subscription Price less fees paid to the Dealer Managers and other expenses of the Offer represents a discount to NAV on the date new Shares are issued. The dilution was $0.03 per share in the 1992 offering, $0.11 per share in the case of the 1993 offering, $0.38 per share in the case of the 1995 offering and $0.40 per share in the case of the 1996 offering.


     Because their fees are based on the magnitude of the Fund's assets, the Fund's Investment Manager and Investment Adviser, as well as the Administrator, will benefit from the Offer. See "Management Agreement and Advisory Agreement." It is not possible to state precisely the amount of additional compensation these entities will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.

     Although the Board of Directors has no present intention of proposing further rights offerings, the Board may consider, from time to time, making additional offerings when, in its view, investment opportunities are presented that lend themselves to the investment of new funds and further rights offerings would be in the best interests of the Fund and its Stockholders. Any rights offerings will be made in accordance with the Investment Company Act, but may or may not be made on terms similar to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

     If some stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from stockholders will be offered by means of the Over-Subscription Privilege to the stockholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Exercising Stockholders who exercise on Primary Subscription all of the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights initially issued to them, how many Shares they would like to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain, as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the Shares to honor the over-subscriptions. To the extent the Fund determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them, so that the number of Shares issued to Exercising Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Exercising Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

     The Investment Manager, the owner of 59,124 shares, intends to exercise all of the Rights initially issued to it so that, if additional Shares remain after all over-subscriptions other than the over-subscriptions submitted by the Investment Manager are honored in full, the Investment Manager may purchase all or any of the remaining Shares. If additional Shares do not remain after all over-subscriptions by stockholders other than the Investment Manager are honored, then the Investment Manager will not receive Shares pursuant to its Over-Subscription Privilege. Any Shares purchased by the Investment Manager will be "restricted shares" which can be publicly sold by the Investment Manager only if registered under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration, including pursuant to the exemption for limited resales provided by Rule 144 promulgated thereunder. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the Investment Manager's sale of shares within a period of less than six months from the purchases will be returned to the Fund.

     The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Offer.

THE SUBSCRIPTION PRICE


     The Subscription Price will be 95% of the lower of (a) the average of the last reported sales price of a share of the Fund's Common Stock on the AMEX on October 22, 1998 and the four preceding business days or (b) the NAV per share as of the Pricing Date. For example, if the average of the last reported sales price on the AMEX on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $6.15, and the NAV per share is $6.83, the Subscription Price will be $5.84 (95% of $6.15). If, however, the average of the last reported sales price of a share on the AMEX on the Pricing Date and the four preceding business days is $6.84 and the NAV per share is $6.83, the Subscription Price will be $6.49 (95% of $6.83). See "Description of Common Stock."


     Because the Expiration Date and the Pricing Date are each October 22, 1998, Exercising Stockholders will not know at the time of exercise the Subscription Price for Shares acquired pursuant to the exercise.


     The Fund announced the Offer prior to the commencement of trading on the AMEX on August 21, 1998. The NAV per share of the Common Stock at the close of business on August 14, 1998 and September 25, 1998 was $6.82 and $6.83, respectively, and the last reported sales price of a share of the Fund's Common Stock on the AMEX on those dates was $6.31 and $6.06, respectively.


EXPIRATION OF THE OFFER


     The Offer will expire at 5:00 p.m., New York City time, on October 22, 1998, unless extended. Rights will expire on the Expiration Date and thereafter may not be exercised.


     Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof. In the case of an extension, the announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any announcement other than by making a release to the Dow Jones News Service or any other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02205 will perform administrative, processing, invoice, and other services as Subscription Agent in connection with the Offer. Signed Exercise Forms should be sent to the Subscription Agent by one of the methods described below. Stockholders may also subscribe for the Offer by contacting their brokers and nominees. The Fund reserves the right to accept Exercise Forms actually received on a timely basis at any of the addresses listed.


     The Subscription Agent will receive a fee for its services, estimated to be $255,000 including reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Common Stock.




----------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------
         EXERCISE FORM
         DELIVERY METHOD                                             ADDRESS/NUMBER
     ------------------------------------------------------------------------------------------------
         By First Class Mail Only                      The First Australia Prime Income Fund,
         (No Overnight/Express Mail)                   Inc.
                                                       c/o State Street Bank and Trust Company
                                                       Corporate Reorganization
                                                       P.O. Box 9061
                                                       Boston, MA 02205-8686
     ------------------------------------------------------------------------------------------------
         By Hand to New York Delivery Window           The First Australia Prime Income Fund,
                                                       Inc.
                                                       Securities Transfer & Reporting Services,
                                                       Inc.
                                                       c/o Boston EquiServe LP
                                                       55 Broadway, 3rd Floor
                                                       New York, NY 10006
     ------------------------------------------------------------------------------------------------
         By Express Mail or Overnight Courier          The First Australia Prime Income Fund,
                                                       Inc.
                                                       State Street Bank and Trust Company
                                                       Corporate Reorganization
                                                       40 Campanelli Drive
                                                       Braintree, MA 02184
     ------------------------------------------------------------------------------------------------
         By Notice of Guaranteed Delivery              Contact your broker-dealer, trust company,
                                                       bank, or other nominee to notify the Fund
                                                       of your intent to exercise the Rights.
     ------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------


 DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:

                                  SHAREHOLDER
                           COMMUNICATIONS CORPORATION

                               New York, New York

                      Toll Free: (800) 733-8481, Ext. 422

                                       or
                          Call Collect: (212) 805-7000

     Stockholders may also contact their brokers or nominees for information with respect to the Offer.

     The Information Agent will receive a fee estimated to be $30,000 and reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

     Rights may be exercised by completing and signing the Exercise Form and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Stockholders may also exercise Rights by contacting their broker, banker or trust company who can arrange, on their behalf, to guarantee delivery of payment and of a properly completed and executed Exercise Form. A fee may be charged for this service. Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional Shares will not be issued, and stockholders who receive, or who are left with, less than a whole Right will not be able to exercise those Rights.

     Exercising Stockholders Who Are Record Owners. Exercising Stockholders who are owners of record may choose either option set forth under "Payment for Shares" below. If time is of the essence, alternative (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

     Investors Whose Shares Are Held By A Nominee. Stockholders whose shares are held by a nominee such as a broker or trustee must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Stockholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If a beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of Fund's counsel, be unlawful.

PAYMENT FOR SHARES

     Exercising Stockholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:


     (1) Exercising Stockholders can send the Exercise Form together with payment for the Shares subscribed for pursuant to the Primary Subscription and for additional Shares they would like to subscribe for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $5.84. To be accepted, the payment, together with the executed Exercise Form, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, by the Expiration Date. The Subscription Agent will deposit all the Share purchase checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE FIRST AUSTRALIA PRIME INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR THE EXERCISE FORM TO BE ACCEPTED.

     (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Exercise Form. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Exercise Form and full payment for the Shares is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

     Within fourteen calendar days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each registered stockholder (or, if the Fund's Shares are held by Cede or any other depository or nominee, to Cede or the depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by the stockholder to the Fund or any excess to be refunded by the Fund to the stockholder, in each case based on the Subscription Price as determined on the Pricing Date. If any stockholder exercises the right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the stockholder will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the Subscription Agent to the stockholder as promptly as possible. All payments by a stockholder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to The First Australia Prime Income Fund, Inc.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     STOCKHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

     If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take remedial action, including without limitation, (i) applying any payment actually received by it toward the purchase of the greatest number of Shares which could be acquired by the holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; (ii) allocating the Shares subject to subscription rights to one or more other stockholders; and (iii) selling all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and applying the proceeds to the amount owed.

NOTICE OF NAV DECLINE

     The Fund, as required by the Commission's registration form, will suspend the Offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Fund will notify stockholders of the decline and thereby permit them to cancel their exercise of Rights.

DELIVERY OF STOCK CERTIFICATES


     Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their stockholder dividend reinvestment accounts in the Plan. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other stockholders, stock certificates for all Shares acquired will be mailed after payment for all the Shares subscribed for has cleared, which may take up to fifteen days from the date of receipt of the payment. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution payable in November 1998 and, accordingly, the Fund will not pay the monthly distribution with respect to the Shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by stockholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise.

     A stockholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the stockholder's basis in the Right, if any, and the Subscription Price. The stockholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed, or (ii) the stockholder elects, in the stockholder's federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the stockholder will allocate the stockholder's basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution. A stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at the time of sale for more than one year.

     The foregoing is a general summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect, and does not cover state or local taxes. The Code and regulations are subject to change by legislative or administrative action. Stockholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

INVESTMENT CONSIDERATIONS

     As a result of the terms of the Offer, stockholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the NAV per share will be experienced by all stockholders as a result of the Offer irrespective of whether they exercise all or any portion of their Rights, because the Subscription Price will be less than the current NAV per share of the Fund's Common Stock and the number of shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of dilution of the NAV per share, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, the dilution could be minimal or it could be substantial. In addition, the Offer may have a dilutive impact on investment income available for distribution.

                                USE OF PROCEEDS


     If 64,914,776 Shares are sold at the Estimated Subscription Price of $5.84, the net proceeds of the Offer are estimated to be approximately $363,057,456, after deducting commissions and expenses payable by the Fund estimated at approximately $16,044,836. If the Fund, in its sole discretion, increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, the additional net proceeds will be approximately $91,221,489. The Investment Manager and Investment Adviser anticipate that investment of the net proceeds in Asian debt securities, in accordance with the Fund's investment objective and policies, will take approximately three months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "The Offer -- Purpose of the Offer" and "Investment Objective and Policies; Investment Restrictions."

                          DESCRIPTION OF COMMON STOCK

     The Fund, which was incorporated under the laws of the State of Maryland on March 14, 1986, is authorized to issue 400,000,000 shares of Common Stock. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and the Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

     The number of shares of Common Stock outstanding as of July 31, 1998 was 194,744,328. The number of shares outstanding as of July 31, 1998 adjusted to give effect to the Offer, assuming that all Rights and the Over-Subscription Privilege are exercised and the applicable Shares issued, would be 275,887,798.

     The Fund's shares are publicly held and listed and traded on the AMEX and the PSE. The NAV of the Fund is determined on the last business day of each week. The following table sets forth for the quarters indicated the highest and lowest Friday (or other last business day of a week) closing prices on the AMEX per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of shares traded on the AMEX during the respective quarter.

                                   NAV
                               PER SHARE ON                      AMEX
                                 DATE OF                MARKET PRICE PER SHARE
                               MARKET PRICE            AND RELATED PREMIUM(+)/
                             HIGH AND LOW(1)              DISCOUNT(-)(2)(3)               REPORTED
                             ----------------      --------------------------------         AMEX
       QUARTER ENDED          HIGH       LOW            HIGH              LOW              VOLUME
       -------------         ------     -----      --------------    --------------      ----------
January 31, 1996...........   9.35      9.10       9.56  (+3.71%)    9.13  (+0.27%)       8,086,200
April 30, 1996.............   9.00      9.29       9.50  (+5.53%)    8.58  (-7.66%)      12,366,600
July 31, 1996..............   9.41      9.47       8.75  (-7.01%)    8.38 (-11.58%)      17,832,400
October 31, 1996...........   9.88      9.45       8.88 (-10.17%)    8.63  (-8.73%)      11,149,200
January 31, 1997...........  10.32      9.38       9.13 (-11.58%)    8.81  (-6.05%)      15,343,800
April 30, 1997.............   9.50      9.56       9.19  (-3.29%)    8.88  (-7.17%)       9,408,400
July 31, 1997..............   9.42      9.35       9.38  (-0.48%)    9.13  (-2.41%)       9,781,600
October 31, 1997...........   9.44      8.85       9.38  (-0.69%)    8.13  (-8.19%)      15,609,300
January 31, 1998...........   8.80      7.86       8.13  (-7.67%)    7.25  (-7.76%)      16,513,700
April 30, 1998.............   8.28      7.89       8.00  (-3.38%)    7.38  (-6.53%)      13,303,500
July 31, 1998..............   7.81      7.02       7.06  (-9.57%)    6.75  (-3.85%)      14,740,800

---------------
(1) Based on the Fund's computations.

(2) Highest and lowest Friday (or other last business day of the week) closing market price per share as reported on the AMEX.

(3) "Related Premium(+)/Discount(-)" represents the premium or discount from NAV of the shares on the date of the respective high and low Friday (or other last business day of the week) market price for the respective quarter.


     On September 25, 1998, the per share NAV was $6.83 and the share market price was $6.06, representing a 11.24% discount from such NAV.


     The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. The Fund cannot determine the reasons for the Fund's shares trading at a premium or discount to NAV, nor can the Fund predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. It commenced operations in April 1986 and was the first publicly offered United States registered investment company organized to invest primarily in Australian debt securities. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund, among other things, to (1) invest up to 35% of its assets in Asian debt securities; (2) invest in Asian debt securities for which there is no established relevant market; (3) invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and (4) utilize derivatives in furtherance of its investment objective and policies.

EXPERIENCE OF THE INVESTMENT MANAGER AND INVESTMENT ADVISER


     General. The Fund's Investment Manager is EquitiLink International Management Limited, an investment management company organized in Jersey, Channel Islands. The Investment Manager manages, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, broker-dealers to execute portfolio transactions on behalf of the Fund and the making of investments in U.S. dollar-denominated securities. The Investment Manager's affiliate, EquitiLink Australia Limited, an Australian corporation, acts as the Fund's Investment Adviser, providing portfolio recommendations to the Investment Manager with respect to Australian, New Zealand and Asian debt securities. The Investment Manager and the Investment Adviser also serve in these capacities for the First Asia Income Fund, a closed-end unit trust the units of which are listed on the Toronto Stock Exchange, organized to invest primarily in debt securities of issuers in Australia, New Zealand and other Asian countries; The First Australia Fund, Inc., a non-diversified closed-end management investment company, the shares of which are listed on the AMEX and the PSE, organized to invest primarily in Australian listed equity securities, which commenced operations in 1985; and The First Australia Prime Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the Toronto Stock Exchange, also organized to invest primarily in Australian debt securities, which commenced operations in 1986. In addition, the Investment Manager and Adviser provide management and advisory services to The First Commonwealth Fund, Inc., a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange, organized to invest in high-grade, fixed income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom. The Investment Adviser also manages eleven Australian wholesale public unit trusts and two other closed-end management investment companies, the shares of which are listed on the Australian Stock Exchange Limited, as well as an open-end fund marketed in Taiwan and institutional and private advisory accounts. The Investment Manager and the Investment Adviser are registered with the Commission under the Investment Advisers Act of 1940. See "Management of the Fund."



     Investment Experience. The Investment Manager and Investment Adviser also manage the First Asia Income Fund, which commenced operations in May 1997. The Investment Adviser's professional staff has experience managing investments in Asian markets on behalf of the First Asia Income Fund and through prior employment with other investment management firms based in Hong Kong and Malaysia. The Investment Adviser's fixed income team of eight persons has many years of in-depth experience investing in international fixed income markets.

           INVESTMENT OBJECTIVE AND POLICIES; INVESTMENT RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. The objective and the investment policies set forth in the following four paragraphs and under the caption "Investment Restrictions" may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the Investment Company Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of the shares are represented, or (ii) more than 50% of the relevant shares.

PORTFOLIO STRUCTURE

     It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets. The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

     During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in convertible debt securities.

     It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; provided, however, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

     The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell the security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment

Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

     The Fund may, with respect to the Asian portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian investments to manage interest rate risk through investing in exchange traded interest rate derivatives. However, it will not use derivatives to hedge Australian currency risk, except in connection with currency forward contracts used in connection with the transfer of cash to the United States.

     As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian or New Zealand commonwealth or state governments or their instrumentalities, to 5% of its assets at the time of purchase. The Fund may invest without limitation in securities of Australian governments or governmental entities and may invest up to 25% of its assets at the time of purchase in New Zealand government securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. See "Taxation -- United States." The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

INVESTMENT RESTRICTIONS

     The Fund may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

     3. (a) Issue senior securities, except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by those investment restrictions and (ii) that the Fund may issue one or more series of its preferred stock, if permitted by the Articles; or (b) borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

     4. Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives).

     5. Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

     6.  Make investments for the purpose of exercising control or management.

     7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest over 25% of its total assets in securities issued or guaranteed, as to payment of principal and interest, by Australian governments or governmental entities. U.S. government securities are excluded from this restriction.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


     This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. Investing in the Shares involves certain risks and considerations not typically associated with investing in the United States. The following discusses risks and special considerations with respect to the Offer and with respect to an investment in the Fund.



     DILUTION -- NET ASSET VALUE AND NON-PARTICIPATION IN THE OFFER. As a result of the terms of the Offer, stockholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the NAV per share will be experienced by all stockholders as a result of the Offer irrespective of whether they exercise all or any portion of their Rights, because the Subscription Price will be less than the then current NAV per share, and the number of shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of the dilution of the NAV per share, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, any dilution could be minimal or it could be substantial. For example, if the Subscription Price is $5.84, representing a price which is 85.5% of an assumed NAV per Share of $6.83, assuming that all Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% in order to satisfy over-subscriptions, the Fund's NAV per share would be reduced by approximately $0.36 per share. If, on the other hand, the Subscription Price represents a further discount to the Fund's NAV per share, the dilution would be greater. For example, if the Subscription Price is $5.66, representing a price which is only 82.9% of the NAV per share, assuming that all Rights are exercised and the Fund increases the number of shares subject to subscription by 25% in order to satisfy over-subscriptions, the Fund's NAV per share would be reduced by approximately $0.41 per share. The foregoing examples assumed Subscription Prices of $5.84 and $5.66, respectively. However, the actual Subscription Price may be greater or less than the assumed Subscription Prices. The Offer may also have a dilutive impact on investment income available for distribution.



     CURRENT DISTRIBUTION RATE. In February 1989, the Fund began to pay regular monthly distributions from net investment income which, commencing in September 1993, have been supplemented by realized capital gains. The amount of monthly distributions has been reduced from time to time when the previous distribution level could no longer be sustained. For the current fiscal year, the distributions to date have exceeded net investment income. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital. Although the Fund anticipates that investment of the proceeds in higher yielding Asian debt securities will enable the Fund to increase the Fund's net investment income above the current level, stockholders are cautioned that there can be no guarantee of future performance. The Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the Fund's distribution rate to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events. The Board of Directors reviews the level of distributions on a continuing basis at its quarterly Board meetings, with the next review scheduled to take place at its meeting to be held in December 1998. The Shares issued in the Offer will not be entitled to the distribution to be declared to stockholders of record on October 30, 1998 which is payable in November 1998.



     INTEREST RATE FLUCTUATIONS. Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. Moreover, the Fund may recognize capital loss, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.



     In addition to fluctuation in interest rates, any overall downward trend in interest rates can be expected to ultimately reduce available yields to Fund stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. Although interest rates in Australia and New Zealand were substantially higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New Zealand debt securities have generally declined in recent years and are currently more comparable to yields available in the U.S. Relatively high levels of interest rates are currently available in Asian debt markets, but there can be no assurance that these rates will continue to be obtainable.



     Changes in the level of interest rates, in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy. See "Appendix B -- Asian Economic Data."



     CURRENCY EXCHANGE RATE FLUCTUATIONS. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar-denominated debt securities. The Fund may also invest up to 35% of its assets in Asian debt securities, including, but not limited to, debt securities which are denominated in, or linked to, the currency of an Asian Country (see "Portfolio
Securities -- Asian Debt Securities"). Currency Exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a foreign currency declines, the Fund's NAV would decline. In addition, although most of the Fund's income will be received or realized primarily in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a foreign currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred.



     Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed other net investment income for a taxable year, the Fund would not be able to make ordinary income distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. federal income tax purposes thus reducing stockholders' cost basis in their Fund shares, or as capital gain, rather than as an ordinary income dividend.



     The Investment Manager expects to hedge Asian foreign currency risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Use of Derivatives" below. There can be no assurance that the Fund will be able to do this hedging successfully. Moreover, currency fluctuations against the U.S. dollar in many Asian countries have been profound and negative in recent months and there can be no assurance that these exchange rates will stabilize against the U.S. dollar. The Fund will not seek to hedge against currency fluctuations in the Australian dollar.



     Securities issued in Asian markets and denominated in an Asian country currency are subject to fluctuation in value due to changes in the value of the currency against the U.S. dollar. A decline in the value of an Asian currency compared to the U.S. dollar will reduce the Fund's NAV. Income received from securities denominated in Asian currencies is also translated into and distributed in U.S. dollars, so that a decline in the value of an Asian currency will result in a decline in income to the Fund.



     Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities. See "Appendix B -- Asian Economic Data."

     RISKS INVOLVED IN ASIAN INVESTMENT. In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund, among other things, to (1) invest up to 35% of its assets in Asian debt securities;
(2) invest in Asian debt securities for which there is no established relevant market; (3) invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and (4) utilize derivatives in furtherance of its investment objective and policies. Investment in Asian debt markets will expose the Fund to greater foreign exchange risk, interest rate risk, credit risk, political and economic risk ("event risk") and liquidity risk than would be the case if the Fund invested only in Australian and New Zealand securities.

     The following summarizes the main risks involved in investing in Asian bond and short term money market securities relative to similar types of securities in Australia and the U.S. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

     CREDIT RISK. The proposals approved by Common and Preferred stockholders in May 1998 permit the Fund to invest up to 15% of its total assets in Asian debt securities which, at the time of investment, are rated below investment grade or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade introduces an element of speculation, requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio.

     Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia now required by investors for taking the associated credit risk.

     Investment in debt securities expose the Fund to credit risk (that is, the risk of default on interest and principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

     UNRATED SECURITIES. Under the proposal, the Fund will be permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

     BELOW-INVESTMENT GRADE SECURITIES. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

     The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supernational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

     Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager and Investment Adviser anticipate that these securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

     The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager and Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

     MANAGEMENT OF CREDIT RISK. At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as Asia, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment. They have advised the Fund that the process of credit assessment in much of Asia's developing debt markets is similar to that undertaken when considering an equity investment, rather than a debt purchase. In debt investing, the Investment Manager and Investment Adviser determine the likelihood of default (by assessing debt to equity levels, interest coverage, etc.), and then compare that to the market price offered for that issuer. As with stock investing, qualitative factors must be evaluated, including management capability, in order to assess the likelihood that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

     The Investment Manager and Investment Adviser also consider external credit assessments available from rating agencies such as S&P and Moody's, as well as any reports on the issuer which may be available from brokers or other sources. A chart showing the current S&P and Moody's credit ratings on long-term foreign sovereign debt for the Asian countries in which the Fund may invest is included in Appendix B.

     Once a company has been fully assessed, the Investment Manager and Investment Adviser determine whether the return on that company's security appears adequate to compensate for the risks of investment.

     POLITICAL AND ECONOMIC RISK. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments in the Asian Countries as well as

Australia and New Zealand. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

     Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

     With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. See "Appendix B -- Asian Economic Data."

     TAX RISK. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of these countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

     The tax code, assessment, collection and crediting systems of some Asian countries are currently under review. Local officials are given considerable leverage and discretion in fixing the level and amount of tax to which an investment may be subject.

     LEGAL AND ACCOUNTING RISK. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

     Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the U.S. In some cases accounting policies, for example the use of the constant purchasing power method, can have a distortive effect. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

     LIQUIDITY RISK. While the Fund may ordinarily invest only in debt securities for which there is an active secondary market, in order to give it the flexibility to invest in Asian debt securities, the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

     The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

     In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

     TIMING. When an investment is made into a new asset class, such as Asian debt securities, its timing can be significant in terms of performance. For example, if an investment is made in a new asset class just prior to the advent of very favorable market conditions, the investment performance will be better than it would have been if the investment had been made two years earlier in a static market. Conversely, if an investment is made in a new asset class just prior to a significant downturn in that market, performance will be worse than it would have been had the investment been made later. It is not possible to predict major market events and, therefore, investment into volatile markets, such as Asia, presents the added risk of timing.

     The experience of the First Asia Income Fund is illustrative. The First Asia Income Fund ("FAI.UN") is a closed-end investment trust managed by the Investment Manager and advised by the Investment Adviser. FAI.UN was listed on the Toronto Stock Exchange in May 1997. Its investment objective is to maximize current income through investment in debt securities of issuers in Australia, New Zealand and selected Asian countries. Over a period of months following its inception, FAI.UN took increasingly defensive positions in Australian dollar, U.S. dollar and Canadian dollar denominated securities as the deteriorating Asian economic conditions were becoming clear. Nonetheless, as a result of its investments that were made in the Asian markets just prior to a downturn, the performance of FAI.UN was worse than it might have been had the investments been made at a different time. In the opinion of the Investment Manager and the Investment Adviser, since early 1998, the economic conditions in Asia have presented investment opportunities. Accordingly, FAI.UN has increased its exposure to Asian currencies.

     USE OF DERIVATIVES. Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the Investment Manager's and Investment Adviser's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

     The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

     - an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged;

     - the possible absence of a liquid secondary market for any particular derivative at any time;

     - the potential loss if the counterparty to the transaction does not perform as promised;

     - the possible need to defer closing out certain positions to avoid adverse tax consequences;

     - the risk that the financial intermediary "manufacturing" the derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

     - because derivatives are "manufactured" by financial institutions for the most part, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

     - the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

     The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur.

     PREFERRED STOCK. The leverage obtained through the outstanding Preferred Stock, since its issuance in January 1989, has generally provided holders of Common Stock with a higher yield than they would otherwise have received. Under such conditions, the benefit of leverage to holders of Common Stock will be reduced and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. The Fund has the authority to redeem the Preferred Stock for any reason and may redeem all or part of the Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund may also need to redeem all or a portion of the Preferred Stock to the extent required by the Investment Company Act, the terms of the Preferred Stock or by rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding. See "Financial Highlights -- Senior Securities." Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

     YEAR 2000 RISK. Many existing computer programs may not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the service providers to the Fund do not take adequate steps to address the Year 2000 Problem prior to January 1, 2000. The problem may also particularly impact the Fund as it seeks to implement its new Asian debt securities investment policy. This impact will depend upon the degree of technological sophistication of the issuers of securities and the degree of due diligence they are applying to the Year 2000 Problem. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on the issuers of securities in which it invests.

     NET ASSET VALUE DISCOUNT. Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that NAV will decrease. The Fund's shares have frequently traded at prices below NAV since the commencement of the Fund's operations. In the twelve months ended July 31, 1998, the Fund's shares have traded in the market at an average discount to NAV of 5.05%. The Fund cannot predict whether its shares in the future will trade at, below or above NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" investment company under the Investment Company Act. See "Investment Objective and Policies; Investment Restrictions" and "Taxation -- United States."

     TAX CONSIDERATIONS. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

     ARTICLES OF AMENDMENT AND RESTATEMENT AND BY-LAW PROVISIONS. The Fund presently has provisions in its Articles that could have the effect of limiting
(i) the ability of other entities or persons to acquire control of the Fund,
(ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management. The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors.

This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Other provisions require the approval of holders of 75% of the outstanding shares of the Common and Preferred Stock voting both together as a single class and separately as to each class to approve certain transactions including certain mergers, asset dispositions and conversion of the Fund to open-end status. The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock -- Common Stock" and "Certain Provisions of the Articles of Amendment and Restatement and By-Laws." The Fund's Articles authorize the Fund, by action of its Board of Directors, to issue up to 100,000,000 shares of Preferred Stock in one or more series and from time to time. See "Risk Factors and Special Considerations -- Preferred Stock."

                             PORTFOLIO COMPOSITION

     The following sets forth certain information with respect to the composition of the Fund's investment portfolio in terms of percentages of total market value (excluding $182,954,418 held in U.S. and Australian dollar-denominated short-term investments) as of April 30, 1998.

                                 THE PORTFOLIO
                               [PORTFOLIO CHART]

         Eurobonds                                           36%
         Australia and New Zealand corporate bonds            6%
         Australia and New Zealand government securities     30%
         Australian state and semi-government securities     28%


                  RATINGS OF SECURITIES HELD IN THE PORTFOLIO*
                             [RATINGS CHART]

         Aa/AA by Moody's or S&P                             25%
         A/A by Moody's or S&P                                2%
         Aaa/AAA Moody's or S&P                              73%

---------------
* Reflects the lower of the Moody's or S&P rating

                  COMPARISON OF FUND TOTAL RETURNS TO THE CBBI
                             IN AUSTRALIAN DOLLARS


     The following chart sets forth a comparison of the total return based on NAV of the Fund to that of the Commonwealth Bank All Series, All Maturities, Accumulation Bond Index (the "CBBI") in Australian Dollars. As discussed below, the CBBI is presented on both an adjusted and unadjusted basis to reflect the impact of a 10% withholding tax levied by Australia on interest income derived from Australian sources by non-resident investors, such as the Fund. The CBBI reflects the total return on all outstanding Australian government bonds, calculated to reflect capital gains and losses and reinvestment of income. The Fund's performance reflects the reinvestment of dividends at the first net asset value calculated after distribution. While there are several differences between both the composition and the performance of the CBBI and the Fund's portfolio of investments, the Investment Adviser believes that this comparison is the most representative available method of demonstrating the correlation of the Fund's performance with that of Australian government bonds.



     Among the factors distinguishing the CBBI from the Fund are the following:
(i) the CBBI is an unmanaged index that bears none of the costs associated with the portfolio management activities of an investment company such as the Fund and, therefore, the performance of the CBBI, as measured against the after-expenses performance of the Fund, is favorably affected; (ii) the CBBI is made up entirely of Australian government bonds, while the Fund also invests in Australian semi-government bonds, Australian corporate bonds, and Eurobonds;
(iii) Australian semi-government bonds, Australian corporate bonds, and Eurobonds, which, over the life of the Fund, have represented between 28% and 77% of the total assets of the Fund (on a quarterly basis), generally yield slightly higher returns than those of Australian government bonds and therefore the performance of the Fund, as measured against the CBBI, is favorably affected; and (iv) while the adjusted CBBI reflects the imposition of the 10% withholding tax levied on the Fund's Australian source income, the portion of the Fund's portfolio held in Eurobonds, which, since April, 1993, has averaged approximately 24% on a quarterly basis, is not subject to such tax and therefore the performance of the Fund, as measured against the adjusted CBBI, is favorably affected.


                                   Fund
                               Performance          Fund          CBBI After
                                  Before        Performance      Withholding      CBBI Before
                                Expenses &     After Expenses        Tax          Withholding
                                   Fees            & Fees         Adjustment          Tax
4/24/86                             0.00             0.00             0.00             0.00
                                   -0.13            -0.13             -0.6             0.01
                                    0.96             0.96             -0.9             0.62
                                    1.38             1.29            -3.23            -2.42
                                    1.15             0.97            -2.92            -2.03
                                    0.40            -0.69            -2.51            -1.52
10/31/86                            4.44             3.21             0.13             1.24
                                    2.70             1.39             1.45             2.69
                                    3.60             2.19             2.60             3.95
                                    7.15             5.60             2.71             4.22
                                    6.41             4.77             1.70             3.27
                                    8.19             6.43             5.74             7.49
4/30/87                            10.42             8.53             8.31            10.20
                                   11.65             9.64            10.66            12.71
                                   14.29            12.13            11.40            13.56
                                   15.70            13.41            12.82            15.18
                                   18.53            16.09            14.12            16.59
                                   23.81            21.15            18.22            20.91
10/31/87                           17.90            15.27            14.90            17.63
                                   21.47            18.66            16.26            19.14
                                   27.09            24.04            20.22            23.29
                                   30.66            27.43            22.97            26.30
                                   32.23            28.85            23.64            27.07
                                   34.25            30.73            26.37            30.04
4/30/88                            36.77            33.09            28.81            32.66
                                   32.54            28.88            25.85            29.75
                                   39.92            35.95            28.98            33.05
                                   36.23            32.14            30.01            34.33
                                   37.60            33.22            30.52            34.95
                                   38.21            33.58            30.93            35.53
10/31/88                           39.38            34.54            30.82            35.53
                                   38.63            33.64            30.44            35.26
                                   37.99            32.85            29.98            34.87
                                   36.79            31.53            28.91            34.02
                                   33.65            28.33            28.44            33.62
                                   36.48            30.86            30.25            35.67
4/30/89                            38.46            32.57            32.44            38.06
                                   36.45            30.26            31.06            36.76
                                   39.80            33.07            34.19            40.13
                                   42.76            35.49            35.95            42.25
                                   46.62            38.93            39.79            46.36
                                   45.30            37.44            38.33            45.02
10/31/89                           47.39            39.19            39.47            46.33
                                   52.61            43.88            43.17            50.37
                                   56.54            47.34            46.57            54.04
                                   58.17            48.63            49.12            57.03
                                   57.28            47.55            47.35            55.25
                                   58.82            48.74            48.78            56.96
4/30/90                            61.18            50.70            48.84            57.14
                                   64.16            53.25            51.60            60.22
                                   68.18            56.76            53.76            62.59
                                   72.35            60.40            56.65            66.00
                                   77.05            64.48            58.08            67.60
                                   80.88            67.73            60.06            69.91
10/31/90                           83.08            69.47            63.77            73.97
                                   88.98            74.61            68.86            79.54
                                   91.81            76.91            71.53            82.45
                                   98.44            82.69            75.93            87.56
                                  101.30            85.06            78.17            90.04
                                  102.34            85.75            79.80            92.11
4/30/91                           108.51            91.14            84.00            96.63
                                  113.39            95.30            87.31           100.36
                                  112.33            94.01            85.86            98.88
                                  116.72            97.69            88.66           102.28
                                  122.10           102.23            91.44           105.34
                                  130.94           109.91            96.30           110.86
10/31/91                          139.05           116.90           103.38           118.57
                                  141.70           119.04           105.05           120.58
                                  147.96           124.43           110.99           127.03
                                  138.93           115.98           105.51           121.49
                                  141.66           118.18           106.98           123.14
                                  146.07           121.90           108.88           125.72
4/30/92                           153.91           128.70           115.16           132.55
                                  157.45           131.59           119.01           136.93
                                  164.99           138.07           124.31           142.70
                                  176.03           147.69           131.32           150.63
                                  160.75           133.64           123.54           142.31
                                  163.43           135.69           125.37           144.66
10/31/92                          163.01           135.03           127.25           146.87
                                  161.68           133.55           126.64           146.40
                                  170.39           141.03           129.86           150.09
                                  173.53           143.53           133.65           154.51
                                  188.45           156.53           141.33           163.05
                                  195.96           162.92           144.45           166.84
4/30/93                           200.74           166.87           148.51           171.46
                                  203.76           169.21           147.76           170.80
                                  203.67           168.79           152.35           175.81
                                  217.08           180.32           157.64           181.91
                                  222.80           185.00           161.29           186.10
                                  219.33           181.57           160.07           185.18
10/31/93                          230.33           190.89           164.85           190.63
                                  221.03           182.40           162.46           188.11
                                  228.90           189.02           165.59           191.56
                                  240.58           198.98           169.76           196.51
                                  229.24           188.72           162.21           188.21
                                  213.42           174.55           154.44           180.09
4/30/94                           212.09           173.07           151.45           177.00
                                  209.76           170.75           150.52           176.12
                                  194.94           157.52           143.60           168.50
                                  199.76           161.43           145.76           171.24
                                  207.04           167.44           149.04           175.03
                                  194.95           156.57           142.21           167.84
10/31/94                          193.31           154.80           141.42           167.24
                                  196.98           157.68           140.96           166.73
                                  206.13           165.30           145.76           171.86
                                  204.38           163.45           144.59           171.17
                                  210.99           168.83           152.48           180.10
                                  210.33           167.92           154.74           182.94
4/30/95                           220.20           176.10           158.23           187.07
                                  232.76           186.63           169.44           199.67
                                  235.59           188.77           168.42           198.55
                                  231.47           184.92           167.28           197.76
                                  241.36           193.11           171.98           203.00
                                  250.05           200.26           178.15           210.25
10/31/95                          252.24           201.84           177.46           209.68
                                  262.25           210.07           186.23           219.62
                                  264.06           211.28           187.99           221.59
                                  269.81           215.85           191.12           225.58
                                  262.14           208.98           185.66           219.74
                                  262.63           209.07           183.83           218.02
4/30/96                           270.01           215.03           187.98           222.89
                                  269.97           214.69           188.10           223.16
                                  272.47           216.49           190.00           225.29
                                  285.72           227.42           199.64           236.63
                                  295.27           235.22           204.16           242.00
                                  302.57           241.10           209.06           247.89
10/31/96                          313.95           250.42           215.38           255.23
                                  323.14           257.85           218.82           259.25
                                  319.74           254.62           219.21           259.69
                                  316.76           251.74           220.78           261.92
                                  317.01           251.60           218.59           259.75
                                  314.33           249.00           216.29           257.53
4/30/97                           320.79           254.10           221.30           263.43
                                  328.91           260.52           228.70           271.97
                                  337.69           267.48           235.56           279.72
                                  353.00           279.91           243.90           289.59
                                  349.90           276.90           244.07           290.11
                                  361.06           285.69           250.62           297.90
10/31/97                          360.03           284.34           253.50           301.44
                                  350.64           276.04           251.28           299.07
                                  347.55           273.00           254.88           303.17
                                  358.02           281.27           257.64           306.83
                                  359.63           282.15           258.14           307.77
                                  361.56           283.29           262.60           313.16
4/30/98                           358.96           280.67           262.52           313.34
                                  365.27           285.33           270.48           322.61
                                  356.40           277.42           268.07           319.86
                                  357.62           277.85           270.29           322.82
                                  322.34           248.87           265.13           317.28


                                                   (footnotes on following page)

---------------

(1) Fund total return measured in Australian dollars for the period from the Fund's inception on April 24, 1986 through April 30, 1998 after expenses and fees is 280.7% or 11.8% per annum and before expenses and fees is 346.6% or 13.5% per annum. Past performance is no guarantee of future results. The Fund's total return as reflected in the chart is based on the Fund's NAV rather than on market value. The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. See "Financial Highlights -- Total Investment Return."



(2) The "Before Expenses and Fees" calculation is derived by adding back the operating expenses of the Fund, including those relating to the Preferred Stock, which are subtracted in the "After Expenses and Fees" calculation. The one-time offering and underwriting expenses associated with each of the Preferred Stock issues and the prior rights offerings, which are subtracted in the "After Expenses and Fees" calculation, have also been added back.



(3) CBBI total return, which is shown in the chart after adjustment to reflect the imposition of the 10% withholding tax levied by Australia in order to account for the 10% tax levied on that portion of the Fund's income that is Australian source income, for the period from April 24, 1986 through April 30, 1998 is 262.5% or 11.3% per annum.



(4) CBBI total return before adjustment to reflect the imposition of the 10% withholding tax levied by Australia. Before such adjustment, CBBI total return for the period from April 24, 1986 through April 30, 1998 is 311.3% or 12.5% per annum.


     For further information, reference should be made to "Financial Statements" and "Appendix A -- Australian Economy."

                              PORTFOLIO SECURITIES

DESCRIPTION OF DEBT SECURITIES

     The types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

AUSTRALIAN SECURITIES

     Commercial Banks. The Fund is permitted to invest in bills of exchange, certificates of deposit and promissory notes issued or guaranteed, as to payment of principal and interest, by Australian commercial banks. Australian commercial banks are generally comparable to U.S. banks and are subject to regulation by Australian government authorities. The Investment Adviser does not believe that there are any special risks associated with these securities arising out of the fact that they are issued by banks. Bills of exchange are negotiable instruments, issued to finance current transactions, which generally mature within six months and which are accepted or endorsed by a commercial bank and thus carry the bank's credit. Certificates of deposit are negotiable instruments issued by commercial banks with maturities ranging from a few days to several years. Promissory notes are negotiable instruments endorsed and therefore guaranteed by a commercial bank or backed by a bank letter of credit as to payment of principal and interest. Maturities generally range up to 180 days. Bank bills, certificates of deposit and promissory notes are usually issued at a discount from face value and are traded by dealers in an active public secondary market.

     Governmental Entities. The Fund is permitted to invest in Federal Commonwealth of Australia (the "Commonwealth") government bonds and treasury notes and state government and semi-government bonds and notes. Commonwealth government bonds and treasury notes represent the obligations of the Commonwealth and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Bonds have maturities up to 15 years while notes are issued in maturities of 13 and 26 weeks. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to 15 years. Australian federal and state government debt securities are frequently listed on the Australian Stock Exchange Limited but most trading is by dealers in an active public secondary market.

     Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by Australian companies, whether or not guaranteed or backed by a commercial bank. These securities have maturities generally ranging from less than one year to five years and are traded by dealers in an active public secondary market.

     Mortgage-Backed Securities. The Fund is permitted to invest in Australian mortgage-backed securities, which represent part ownership by the Fund in a pool of mortgage loans. These loans are made by private lenders and may have guarantees from Australian federal and state governmental entities, companies and agencies. The securities would have to satisfy the Fund's general credit criteria to qualify for purchase. Characteristics of several of the major mortgage-backed securities are summarized below:

          FANMACs: FANMAC securities are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. ("FANMAC"). FANMAC is owned 26% by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with a guarantee as to availability of funds to meet payment. The securities have been rated by Australian Ratings Pty. Ltd. ("Australia Ratings") and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

          NMMC AUSSIE MACs and National Mortgage Market Bonds: National Mortgage Market Corporation Ltd. ("NMMC") has issued both AUSSIE MACs, which are medium-term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is 26% owned by the Government of the State of Victoria and 74% by private institutions. Both AUSSIE MACs and National Mortgage Market Bonds are rated by Australian Ratings.

          MTCs: Mortgage Trust Certificates ("MTCs") are securities issued against specific mortgages by a trustee and are similar to "pass through" certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

          MMSs and ANNIE MAEs: MMSs are mortgage-backed securities issued by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company. ANNIE MAEs are securities issued by Australian National Mortgage Pool Agency Ltd., an affiliate of Bank of America. Both MMSs and ANNIE MAEs are issued against pools of mortgages and are rated by Australian Ratings.

     Other Debt Securities including Australian Dollar Denominated Global or Eurobonds. Subject to its investment policy of investing at least 65% of its assets in Australian dollar-denominated debt securities of Australian issuers, the Fund is permitted to invest in Australian dollar-denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers. Thus, the Fund is permitted to invest in Australian dollar denominated global or Eurobonds that expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. The latter securities are usually issued in the Eurodollar market by multi-national banks and companies which may have operations in Australia or New Zealand.


ASIAN DEBT SECURITIES


     "Asian debt securities" includes (1) debt securities issued by entities located in the following countries: China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand (each an "Asian Country" or together "Asian Countries"); as well as (2) debt securities of other issuers which are denominated in, or linked to, the currency of an Asian Country. In addition, "Asian debt securities" may include debt securities issued by entities located in other countries on the Asian continent, or which are denominated in, or linked to, the currency of any other country on the Asian continent provided the country is approved for investment by the Board of Directors upon the recommendation of the Investment Manager and the Investment Adviser.

     The Fund is permitted to invest in physical securities denominated in Asian local currency including government bonds, bills and convertible notes. Subject to its investment policies, the Fund may invest no more than 15% of its total assets in Asian debt securities, including local currency physical securities, which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. Debt securities rated below investment grade are sometimes referred to as "junk bonds." For information regarding the risks of investing in securities rated below investment grade, see "Risk Factors and Special Considerations -- Risks Involved in Asian Investment -- Credit Risk."

     Asian Yankee Bonds. The Fund is also permitted to invest in Asian Yankee bonds in order to gain exposure to certain Asian debt markets without exposing the fund to Asian currency risk. Asian Yankee bonds are U.S. dollar-denominated debt securities issued by obligors located in Asian countries. The bonds may be issued in the United States and may be registered under U.S. securities law. Asian Yankee bonds, which are only available in the United States, may be purchased from brokers operating in the United States, or may be purchased outside the United States through offices located outside the United States of brokers doing business in the United States. Asian Yankee bonds are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the issuer's ability to maintain a sufficiently liquid market for the specific issue. The bonds are also affected by movements in U.S. interest rates.


     Derivative Securities. The Fund can use derivatives with respect to its Australian fixed income securities to modify interest rate risk and adjust the Fund's duration or its positioning along the yield curve. With respect to its Asian debt securities, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular Asian market or security, where either the physical security is too expensive, or there is an insufficient supply of the particular security. Derivatives will not be utilized to leverage the Fund.


     By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Fund will seek to manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency strategies. Also, investment in Asian Yankee bonds involves exposure to both fluctuations in U.S. interest rates and the credit standing of a particular Asian issuer. There may be times when the Fund wishes to reduce the U.S. interest rate exposure embedded in Asian Yankee bonds. This can be done by selling U.S. Treasury Bond futures.

     Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular Asian countries is through derivatives.

     The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors and Special Considerations -- Use of Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by recognized international ratings agencies. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards. All currency forwards must be settled only in U.S. dollars.

     The Fund will only engage in exchange-traded derivatives transactions on regulated derivative exchanges. A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney Futures Exchange, the maximum gross exposure (long positions plus short positions) will be 20% of total assets and the maximum net exposure (long positions minus short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 5% of total assets, excluding Japanese Government Bond ("JGB") futures, may be at risk in derivatives traded on any one Asian futures exchange. A maximum of 7% of total assets may be at risk in JGB futures contracts (traded on Singapore International Monetary Exchange and the Tokyo Stock Exchange). The Fund will only use the exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian component of its portfolio. It will not use derivatives where it would contravene the guidelines set by the rating agencies for AMPS issues. Currency derivatives are not used to hedge Australian dollar currency risk associated with the Fund's investments in Australia.


U.S. SECURITIES


     Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

     Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-1 or Prime-2 by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term debt obligations).


REPURCHASE AGREEMENTS


     The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the Investment Company Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The names and addresses of the Directors and officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the Investment Company Act, are indicated by an asterisk.

     Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Maddock, Miles, Sacks, Fraser, Sherman, Cutler, Horsburgh, Knight, Elsum, Freedman, Manor, Yontef and Randall) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon the Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States. The Fund has been advised by Jersey counsel that it is unlikely that the courts of Jersey would adjudge civil liability against Directors and officers resident in Jersey in an original action predicated solely on a violation of the federal securities laws of the United States. Although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, a judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action or as conclusive of an issue in that action unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. There is doubt as to the enforceability in Australia and Canada, the countries in which other Directors and officers are resident, of these civil liability provisions, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
ANTHONY E. AARONSON++     Class I        Director, The First Australia Fund, Inc. (since
116 South Anita Avenue    Director       1985); Tony Aaronson (textile agent) (since 1993);
Los Angeles, CA 90049                    Vice President, Fortune Fashions (1992-1993);
                                         President Fashion Fabric Division, Forrest Fabrics
                                         (textiles) (August 1991-1992); Director, PKE
                                         Incorporated (consulting company) (1988-1990);
                                         Director, Textile Association of Los Angeles
                                         (1990-1993); Vice President, Textile Association of
                                         Los Angeles (1996-1997); Director O.T.C. Sales,
                                         Emday Fabric Co. (textiles) (1986-1991); Executive
                                         Vice-President and Secretary-Treasurer, J&J
                                         Textiles Inc. (1982-1986).

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
ROGER C. MADDOCK*         Class I        Director, The First Australia Fund, Inc. and The
Union House, Union        Director       First Commonwealth Fund, Inc. (since 1992);
Street                                   Chairman and Managing Director, EquitiLink
St. Helier, Jersey                       International Management Limited (since 1985);
Channel Islands JE4 8TQ                  Partner, Jackson Fox, Chartered Accountants (since
United Kingdom                           1981); Director, Worthy Trust Company Limited
                                         (since 1993); Director, Professional Consultancy
                                         Services Limited (since 1983); Director, Honeywell
                                         Spring Limited (since 1987); Director, The
                                         EquitiLink Private Gold Investment Fund Limited
                                         (since 1992); Director, CentraLink-EquitiLink
                                         Investment Company Limited (since 1994).
NEVILLE MILES             Class I        Director, The First Australia Fund, Inc. (since
23 Regent Street          Director       1996); Director, MaxiLink Limited (investment
Paddington, N.S.W. 2021                  company); Director, Walker Corp. Limited (property
Australia                                development); Director, First Resources Development
                                         Fund Limited (investment company); Executive
                                         Director, EL&C Ballieu Limited (stock broker)
                                         (1994-1996); Executive Director, Old Minnett
                                         Securities Limited (stock broker) (1998-1994).
JOHN T. SHEEHY++          Class I        Director, The First Australia Fund, Inc. (since
2700 Garden Road          Director       1985), First Australia Prime Income Investment
Suite G                                  Company Limited (since 1986) and The First
Monterey, CA 93940                       Commonwealth Fund, Inc. (since 1992); Managing
                                         Director, The Value Group LLC (merchant banking)
                                         (since 1997); Managing Director, Black & Company
                                         (broker-dealer and investment bankers); Director,
                                         Greater Pacific Food Holdings, Inc. (food industry
                                         investment company) (since 1993); Director, Video
                                         City, Inc. (video retail merchandising); Partner,
                                         Sphere Capital Partners (corporate consulting)
                                         (since 1987); Director, Sphere Capital Advisors
                                         (investment adviser); Director, Sandy Corporation
                                         (corporate consulting, communication and training)
                                         (1986-1996); Associate Director, Bear Stearns & Co.
                                         Inc. (1985-1987); previously, Limited Partner, Bear
                                         Stearns & Co. Inc.

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
RT. HON. MALCOLM FRASER   Class II       Director, The First Australia Fund, Inc. (since
A.C., C.H.+               Director       1985), First Australia Prime Income Investment
44/55 Collins Street                     Company Limited (since 1986) and The First
Melbourne, Victoria 3000                 Commonwealth Fund, Inc. (since 1992); Partner,
Australia                                Nareen Pastoral Company (agriculture) (until 1998);
                                         Fellow, Center for International Affairs, Harvard
                                         University; International Council of Associates,
                                         Claremont University; Chairman, CARE Australia
                                         (since 1987); President, CARE International
                                         (1990-1995); Member, ANZ International Board of
                                         Advice (1987-1990); InterAction Council for Former
                                         Heads of Government (since 1987, Chairman since
                                         1997); Co-Chairman, Commonwealth Eminent Persons
                                         Group on Southern Africa (1985-1986); Chairman,
                                         United Nations Committee on African Commodity
                                         Problems (1989-1990); Consultant, The Prudential
                                         Insurance Company of America; International
                                         Consultant on Political, and Strategic Affairs
                                         (since 1983); Parliamentarian-Prime Minister of
                                         Australia (1975-1983).
HARRY A. JACOBS, JR.*     Class II       Director, The First Australia Fund, Inc. (since
One New York Plaza        Director       1985); Chairman and Chief Executive Officer,
New York, NY 10292                       Prudential Mutual Fund Management, Inc.
                                         (June-September 1993); Senior Director, Prudential
                                         Securities Incorporated (since 1986); previously,
                                         Chairman of the Board, Prudential Securities
                                         Incorporated (1982-1985); Chairman of the Board and
                                         Chief Executive Officer, Bache Group, Inc.
                                         (1977-1982); Trustee, The Trudeau Institute
                                         (eleemosynary); Director of 11 investment companies
                                         affiliated with Prudential Securities Incorporated.
HOWARD A. KNIGHT          Class II       Director, The First Australia Fund, Inc. (since
36 Ive Street             Director       1993); Director, Vice Chairman and Chief Operating
London SW3 2ND                           Officer, Scandinavian Broadcasting System S.A.
United Kingdom                           (television and radio broadcasting) (since 1996);
                                         Private Investor and Consultant (1994-1996);
                                         President of Investment Banking, Equity
                                         Transactions and Corporate Strategy, Prudential
                                         Securities Incorporated (1991-1994); former
                                         Chairman and Chief Executive Officer, Avalon
                                         Corporation (1984-1990); Managing Director,
                                         President and Chief Executive Officer, Weeks
                                         Petroleum Limited (1982-1984); General Counsel,
                                         member of the Executive Committee and Director,
                                         Farrell Lines Incorporated (1976-1982); Partner,
                                         Cummings & Lockwood (1963-1976).

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
PETER D. SACKS++          Class II       Director, The First Commonwealth Fund, Inc. (since
33 Yonge Street           Director       1992); President and Director, Toron Capital
Suite 706                                Markets, Inc. (currency, interest rate and
Toronto, Ontario M5E 1G4                 commodity risk management) (since 1988); Director,
Canada                                   Toron Capital Management Ltd. (commodity trading
                                         adviser) (since 1994); Vice President and
                                         Treasurer, Midland Bank Canada (1987-1988); Vice
                                         President and Treasurer, Chase Manhattan Bank of
                                         Canada (1985-1987).
BRIAN M. SHERMAN*         Class II       President and Director, The First Australia Fund,
Level 3                   Director;      Inc. (since 1985); Joint Managing Director (since
190 George Street         President      1986) and Chairman (since 1995), First Australia
Sydney, N.S.W. 2000       (since 1986)   Prime Income Investment Company Limited; Director
Australia                                and Vice President (since 1992) and Chairman (since
                                         1995), The First Commonwealth Fund, Inc.; Chairman
                                         and Joint Managing Director, EquitiLink Limited
                                         (since 1986); Chairman and Joint Managing Director,
                                         EquitiLink Australia Limited (since 1981);
                                         Director, EquitiLink International Management
                                         Limited (since 1985); Joint Managing Director,
                                         MaxiLink Limited (since 1987); Executive Director,
                                         MaxiLink Securities Limited (since 1987); Director,
                                         First Resources Development Fund Limited (since
                                         1994); Director, Ten Group Limited (since 1994);
                                         Director, Telecasters North Queensland Limited
                                         (since 1993); Director, Sydney Organizing Committee
                                         for The Olympic Games.
SIR RODEN CUTLER, V.C.,   Class III      Director, The First Australia Fund, Inc. (since
A.K., K.C.M.G.,           Director;      1985); Chairman (1986-1995) and Director (since
K.C.V.O., C.B.E.,         Chairman of    1986), First Australia Prime Income Investment
K.St.J.+                  the Board      Company Limited; Chairman (1992- 1995) and Director
22 Ginahgulla Road        (1986-1995)    (since 1992), The First Commonwealth Fund, Inc.;
Bellevue Hill, N.S.W.                    Australia Director, Rothmans Holding Ltd. (formerly
2023                                     Rothmans Pall Mall) (tobacco) (1981-1994);
Australia                                Chairman, State Bank of New South Wales
                                         (1981-1986); Governor of New South Wales, Australia
                                         (1966-1981).

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
DAVID LINDSAY ELSUM+      Class III      Director, The First Australia Fund, Inc. (since
9 May Grove               Director       1985), First Australia Prime Income Investment
South Yarra, Victoria                    Company Limited (since 1986) and The First
3141                                     Commonwealth Fund, Inc. (since 1992); Director,
Australia                                IlTec Limited (1993-1996); President, State
                                         Superannuation Fund of Victoria (1986-1993);
                                         Director, MaxiLink Limited; Managing Director, The
                                         MLC Limited (insurance) (1984-1985); Managing
                                         Director, Renison Goldfields Consolidated Limited
                                         (mining) (1983-1984); Member, Federal
                                         Administrative Appeals Tribunal; Member,
                                         Corporations and Securities Panel of the Australian
                                         Securities and Investments Commission of Australian
                                         States and Territories; Chairman, Queen Victoria
                                         Market; Director, First Resources Development Fund
                                         Limited and Statewide Friendly Society; Chairman,
                                         Stodart Investment Pty. Ltd.; Chairman, Melbourne
                                         Wholesale Fish Market Ltd.; Adviser, TASA
                                         International Executive Search; Chairman, Health
                                         Computing Services Limited.
LAURENCE S. FREEDMAN*     Class III      Chairman (since 1995) and Vice President and
Level 3                   Director;      Director (since 1985), The First Australia Fund,
190 George Street         Chairman       Inc.; Joint Managing Director, First Australia
Sydney, N.S.W. 2000       (since 1995);  Prime Income Investment Company Limited (since
Australia                 Vice           1986); President and Director, The First
                          President      Commonwealth Fund, Inc. (since 1992); Founder and
                          (since 1986)   Director, EquitiLink Limited (since 1986); Joint
                                         Managing Director, EquitiLink Australia Limited
                                         (since 1982); Director, EquitiLink International
                                         Management Limited (since 1985); Chairman and Joint
                                         Managing Director, MaxiLink Limited (since 1987);
                                         Executive Director MaxiLink Securities Limited
                                         (since 1987); Chairman and Director, First
                                         Resources Development Fund Limited (since 1994);
                                         Joint Managing Director, Ten Group Limited (since
                                         1994); Director, Telecasters North Queensland
                                         Limited (since 1993); Managing Director, Link
                                         Enterprises (International) Pty. Limited
                                         (investment management company) (since 1980);
                                         Manager of Investments, Bankers Trust Australia
                                         Limited (1978-1980); Investment Manager,
                                         Consolidated Goldfields (Australia) Limited
                                         (natural resources investments), (1975-1978).

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
MICHAEL R. HORSBURGH      Class III      Director, The First Australia Fund, Inc. (since
21, 22/FI Ssang Yong      Director       1985); Director, The First Commonwealth Fund, Inc.
Tower                                    (since 1994); Executive Vice President, Hannuri
23-2 Yuido-dong                          Securities Investment, Ltd. (since October 1997);
Youngdungpo-gu,                          Managing Director, Carlson Investment Management,
Seoul 150-010, Korea                     Inc. (1996-October 1997); Director and Chief
                                         Executive Officer, Horsburgh Carlson Investment
                                         Management, Inc. (1991-1996); Director, The First
                                         Hungary Fund; Managing Director, Barclays de Zoete
                                         Wedd Investment Management (U.S.A.) (1990-1991);
                                         Special Associate Director, Bear Stearns & Co. Inc.
                                         (1989-1990); Senior Managing Director, Bear Stearns
                                         & Co. Inc. (1985-1989); General Partner, Bear,
                                         Stearns & Co. Inc. (1981-1985); previously Limited
                                         Partner, Bear, Stearns & Co. Inc.
WILLIAM J. POTTER+        Class III      Director, The First Australia Fund, Inc. (since
380 Lexington Avenue      Director       1985), The First Australia Prime Income Investment
Suite 1511                               Company Limited (since 1986) and The First
New York, NY 10168                       Commonwealth Fund, Inc. (since 1992); Partner,
                                         Sphere Capital Partners (corporate consulting)
                                         (1989-1997); President, Ridgewood Partners, Ltd.
                                         (investment banking) (since 1989); Managing
                                         Director, Prudential-Bache Securities Inc.
                                         (1984-1989); Director and Chairman of Finance,
                                         National Foreign Trade Association (USA); Director,
                                         Ridgewood Capital Funding, Inc. (NASD); Director,
                                         Alexandria Bancorp Limited (banking group in Cayman
                                         Islands); Director, Battery Technologies, Inc.;
                                         Consultant, Trieste Futures Exchange, Inc.;
                                         Director, Impulsora del Fondo Mexico; Director,
                                         International Panorama Resources Ltd.; Director,
                                         Voicenet, Inc.; Director, Canadian Health
                                         Foundation; First Vice President, Barclays Bank,
                                         plc (1982-1984); previously various positions with
                                         Toronto Dominion Bank.
DAVID MANOR*              Preferred      Treasurer, The First Australia Fund, Inc. (since
Level 3                   Director;      1987); Director and Treasurer, The First
190 George Street         Treasurer      Commonwealth Fund, Inc. (since 1992) and Treasurer,
Sydney, N.S.W. 2000       (since 1987)   First Australia Prime Income Investment Company
Australia                                Limited (since 1987); Executive Director,
                                         EquitiLink Australia Limited and EquitiLink Limited
                                         (1986-1998); Director, EquitiLink International
                                         Management Limited (since 1987) and EquitiLink
                                         U.S.A., Inc.; Director, Telecasters Australia
                                         Limited (1995-1997).

                          POSITION WITH
    NAME AND ADDRESS       THE FUND**        PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
    ----------------      -------------      -------------------------------------------
MARVIN YONTEF*            Preferred      Partner, Stikeman, Elliott (Canadian law firm);
P.O. Box 85               Director       Director of and counsel to First Australia Prime
5300 Commerce Court West                 Income Investment Company Limited; Director and
Toronto, Ontario                         Executive Committee Member, Gordon Capital
Canada M5L 1B9                           Corporation (Canadian investment dealer) (since
                                         1996); Director, Pendaries Petroleum Ltd. (since
                                         1996).
KENNETH T. KOZLOWSKI      Assistant      Director, Prudential Investments (since 1996); Vice
Gateway Center 3          Treasurer      President, Prudential Mutual Fund Management, Inc.
100 Mulberry Street                      (1992-1996) and Fund Accounting Manager, Pruco Life
Newark, NJ 07102                         Insurance Company (life insurance division of The
                                         Prudential Insurance Company) (1990-1992);
                                         Assistant Treasurer, The Prudential Series Fund,
                                         Inc. (1990-1992).
OUMA SANANIKONE-FLETCHER  Assistant      Director (since 1995) and Investment Director
Level 3                   Vice           (since 1994), EquitiLink Australia Limited;
190 George Street         President and  Executive Director, Banque Nationale de Paris Group
Sydney, N.S.W. 2000       Chief          (1986-1994).
Australia                 Investment
                          Officer
BARRY G. SECHOS           Assistant      Director (since 1994) and General Counsel (since
Level 3                   Treasurer      1993), EquitiLink Australia Limited; Solicitor,
190 George Street                        Allen Allen & Hemsley (1986-1993).
Sydney, N.S.W. 2000
Australia
ROY M. RANDALL            Secretary      Partner (since 1996), Stikeman, Elliott, Australian
Level 32, Chifley Tower                  counsel to the Fund; Partner, Freehill, Hollingdale
2 Chifley Square                         & Page (until 1996).
Sydney, N.S.W. 2000
Australia
MARGARET A. BANCROFT      Assistant      Partner, Dechert Price & Rhoads, U.S. counsel to
30 Rockefeller Plaza      Secretary      the Fund.
New York, NY 10112
ALLAN S. MOSTOFF          Assistant      Partner, Dechert Price & Rhoads, U.S. counsel to
1775 Eye Street, N.W.     Secretary      the Fund.
Washington, DC 20006

---------------
 * Directors considered by the Fund and its counsel to be persons who are "interested persons" (as defined in the Investment Company Act) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, which is acting as a Dealer Manager in connection with the Offer. Messrs. Freedman, Maddock, Manor and Sherman are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser, or because they are officers of the Fund or both. Mr. Yontef is deemed to be an interested person because the law firm of which he is a partner acts as legal counsel for the Investment Adviser and its parent.


                                         (footnotes continued on following page)

** The Board of Directors is currently divided into three classes (not including the Preferred Directors). The terms of the Class I, II and III Directors expire in 2001, 1999 and 2000 respectively. Section 18 of the Investment Company Act requires that the holders of any preferred shares, voting separately as a class without regard to series, have the right to elect at least two Directors at all times. The Preferred Directors were elected by the holders of the Preferred Stock in accordance with Section 18.

 +  Member, Contract Review Committee.

++  Member, Audit Committee.

BOARD COMMITTEES

     The Board of Directors has a standing Audit Committee, which consists entirely of Directors who are not interested persons of the Fund as defined in the Investment Company Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent accountants and the evaluation by the accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee which also consists of Directors who are not interested persons of the Fund. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewing or amending the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER

     EquitiLink Australia Limited, the Investment Adviser, is an indirect wholly-owned subsidiary of EquitiLink Holdings Limited, a non-listed public company whose principal shareholders are Messrs. Freedman and Sherman, Directors of the Fund.

     Messrs. Freedman and Sherman also serve as directors of EquitiLink International Management Limited, the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Mr. Manor is also a shareholder of EquitiLink Holdings Limited.

     During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000 paid by the Investment Manager. Mr. Maddock is a director and a principal shareholder of Professional Consulting Services Limited.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth certain information regarding compensation of Directors of the Fund and by the Fund and by the fund complex of which the Fund is a part (the "Fund Complex") for the fiscal year ended October 31, 1997. (The Fund Complex consists of all investment companies having EquitiLink Australia Limited as investment adviser.) Officers of the Fund and Directors who are interested persons of the

Fund do not receive any compensation from the Fund or any other investment company in the Fund Complex that is a U.S. registered investment company.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 1997

                                                             PENSION OR                      TOTAL
                                                             RETIREMENT                  COMPENSATION
                                                              BENEFITS     ESTIMATED         FROM
                                              AGGREGATE       ACCRUED        ANNUAL       REGISTRANT
                                             COMPENSATION    AS PART OF     BENEFITS       AND FUND
                                                 FROM           FUND          UPON       COMPLEX PAID
         NAME OF PERSON, POSITION             REGISTRANT      EXPENSES     RETIREMENT    TO DIRECTORS+
         ------------------------            ------------    ----------    ----------    -------------
Directors:
Anthony E. Aaronson........................    $13,750          N/A           N/A          $21,250(2)
Sir Roden Cutler...........................     13,750          N/A           N/A           29,250(3)
David Lindsay Elsum........................     13,750          N/A           N/A           29,250(3)
Rt. Hon. Malcolm Fraser....................     13,750          N/A           N/A           29,250(3)
Laurence S. Freedman.......................          0          N/A           N/A                0(3)
Michael R. Horsburgh.......................     13,750          N/A           N/A           29,250(3)
Harry A. Jacobs, Jr........................          0          N/A           N/A                0(2)
Howard A. Knight...........................     13,750          N/A           N/A           21,250(2)
Roger C. Maddock...........................          0          N/A           N/A                0(3)
Neville Miles..............................     13,750          N/A           N/A           21,250(2)
William J. Potter..........................     13,750          N/A           N/A           29,250(3)
Peter D. Sacks.............................     13,750          N/A           N/A           21,750(2)
John T. Sheehy.............................     13,750          N/A           N/A           29,250(3)
Brian M. Sherman...........................          0          N/A           N/A                0(3)

Preferred Directors:
David Manor................................          0          N/A           N/A                0(2)
Marvin Yontef..............................     13,750          N/A           N/A           13,750(1)

---------------
+ The number in parentheses indicates the total number of boards of investment companies in the Fund Complex on which the Director serves.

SHARE OWNERSHIP

     As of July 31, 1998, the Directors and officers of the Fund as a group owned an aggregate of less than 1/4 of 1% of the outstanding Common Stock. No Director or officer of the Fund owns any outstanding Preferred Stock. To the best knowledge of the management of the Fund, as of the record date, no persons or groups beneficially own more than 5% of the outstanding shares of common stock or preferred stock of the Fund.

                  MANAGEMENT AGREEMENT AND ADVISORY AGREEMENT

     EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 (the "Management Agreement") and an advisory agreement dated December 15, 1992 (the "Advisory Agreement"). The current Management Agreement was initially approved on December 12, 1989 by a majority of the Fund's Board of Directors and by a majority of the Fund's Directors who were not interested persons (as defined in the Investment Company
Act) of the Fund, the Investment Manager or the Investment Adviser (the "Disinterested Directors") and the current Advisory Agreement was similarly approved by the Fund's Board of Directors on December 15, 1992. The current Management Agreement and Advisory Agreement were respectively approved by the stockholders of the Fund at annual meetings held on March 15, 1990 and March 15, 1993. Since those dates, the continuance of each of the Management Agreement and the Advisory Agreement has been approved annually in accordance with their respective terms by the Fund's Board of Directors. Pursuant to the existing and previous management agreements and advisory agreements with the Fund, the Investment Manager and Investment Adviser have served in these capacities since the Fund was organized in 1986.

     The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985. The registered office of the Investment Manager is located at Union House, Union Street, St. Helier, Jersey, Channel Islands. EquitiLink U.S.A., located at 45 Broadway, New York, NY 10006, acts as the Investment Manager's agent for service of process in the United States. The Investment Manager's shares are principally owned by Laurence S. Freedman and Brian M. Sherman.

     The Investment Adviser is a wholly-owned subsidiary of EquitiLink Limited, an Australian corporation, which is a wholly-owned subsidiary of EquitiLink Holdings Limited, also an Australian corporation. The registered offices of the Investment Adviser, EquitiLink Limited and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink U.S.A. is also the Investment Adviser's agent for service of process in the United States. The shares of EquitiLink Holdings Limited are principally owned by Laurence S. Freedman and Brian M. Sherman. Mr. Manor is also a shareholder of EquitiLink Holdings Limited.

     Each of the Investment Manager and the Investment Adviser has all, or a substantial part of, its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Manager and the Investment Adviser predicated on the civil liability provisions of the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Australia of judgments against the Investment Adviser predicated upon the civil liability provisions of the federal securities laws of the United States. The Fund also has been advised that it is unlikely that the courts of Jersey would adjudge civil liability against the Investment Manager in an original action predicated solely on the federal securities laws of the United States. However, although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, the Fund has been advised by Jersey counsel that a judgment rendered by a court in the United States against the Investment Manager predicated upon a violation of the federal securities laws of the U.S. would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action, or as conclusive of an issue in an action, unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. The Investment Manager and the Investment Adviser are advised by U.S. counsel with respect to the federal securities laws of the United States.

TERMS OF THE MANAGEMENT AGREEMENT

     The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and make investment decisions on behalf of the Fund including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the Investment Company
Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

     The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided however, that if any such person would be an "investment adviser" as defined under the Investment Company Act, that (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund's Directors, Disinterested Directors, and stockholders, as required by the Investment Company Act.

     Management Fee. The Management Agreement provides that, as compensation for its services to the Fund, the Fund will pay the Investment Manager a fee computed at the annual rate of 0.65% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million, and 0.45% of such assets in excess of $1,750 million, computed upon net assets applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar month. Because of the Fund's objective, its expense ratio, of which this fee is a component, may be higher than that of closed-end investment companies of comparable size investing in U.S. securities.

     For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid or accrued on behalf of the Investment Manager aggregate management fees of $12,637,375, $11,251,987, and $9,165,046, respectively. During the same periods, the Investment Manager informed the Fund that it paid aggregate advisory fees of $5,602,463, $4,841,352, and $3,952,767, respectively, to the Investment Adviser.

     Payment of Expenses. The Management Agreement obligates the Investment Manager to bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the Investment Company Act) of the Investment Manager. Pursuant to the Management Agreement, the Fund will bear all of its own expenses including: expenses of organizing the Fund; fees of the Fund's Disinterested Directors; out-of-pocket travel expenses for all Directors; interest expense; taxes and governmental fees, brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholders' meetings and of the preparation and distribution of proxies and reports to stockholders.

     Duration and Termination. The Management Agreement provides that it will continue in effect for 12-month periods, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, the Investment Manager may terminate the Management Agreement on 90 days' written notice to the Fund.

TERMS OF THE ADVISORY AGREEMENT

     The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser's best judgment and efforts in rendering services under the Advisory Agreement.

     The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, the Advisory Agreement.

     Advisory Fee. Under the Management Agreement, the Investment Manager pays the Investment Adviser an advisory fee at the annual rate of 0.25% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $1,200 million and 0.20% of such assets in excess of $1,200 million at the end of each week and payable at the end of each calendar month.

     Payment of Expenses. The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the Investment Company Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

     Duration and Termination. The Advisory Agreement provides that it will continue in effect for 12-month periods, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Advisory Agreement may be terminated with respect to the Fund at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager and the Investment Adviser. The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the Investment Company Act) by that party. In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party on 90 days' written notice to the Fund and the other party.

PORTFOLIO MANAGEMENT

     The Fund's investment decisions are made by a Securities Selection Committee consisting of representatives of the Australian and Asian Fixed Interest team and the Investment Director of the Investment Adviser. Two Investment Adviser Committees, the Asset Allocations Committee and the Investment Strategy Committee, make broad decisions as to the allocation of assets and investments, leaving decisions with respect to the selection of particular securities to the Securities Selection Committee, which then recommends to the Investment Manager that certain securities be bought or sold.

YEAR 2000 COMPLIANCE BY THE FUND

     The Investment Manager and Investment Adviser are coordinating, managing and monitoring Year 2000 readiness for the Fund. The Investment Manager is working with vendors who provide services, software and systems to the Fund to help ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Investment Manager and Investment Adviser, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

                            ADMINISTRATION AGREEMENT

     Pursuant to an Administration Agreement effective as of December 13, 1988 (the "Administration Agreement"), Prudential Investments Fund Management LLC (the "Administrator") provides office facilities and personnel adequate to perform the following services for the Fund: oversee the determination and publication of the Fund's NAV in accordance with its policy as adopted from time to time by the Board of Directors; oversee the maintenance of the books and records of the Fund required under Rule 31a-1(b)(4) under the Investment Company Act; prepare the Fund's U.S. federal, state and local income tax returns; prepare financial information for the Fund's proxy statements and quarterly and annual reports to stockholders; prepare the fund's periodic financial reports to the Commission; and respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

     The Fund pays the Administrator a fee computed at the annual rate of 0.15% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $900 million, and 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million, based upon NAV applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar month. For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid the Administrator a fee of $2,676,338, $2,465,669, and $2,120,097, respectively. The Administrator's offices are located at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions of the Fund are primarily effected with dealers acting as a principal for their own account. During the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid no brokerage commissions. In the event the Fund were to place an order with a broker, the primary objective would be to obtain best execution taking into account a variety of factors including price, commission, size order, difficulty of execution and skill required of the broker.

     Subject to best execution, orders will be placed with brokers who supply research, market and statistical information ("research") to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although research from brokers supplying research may be useful to the Investment Manager and the Investment Adviser, it will be only supplementary to their own efforts.

                        NET ASSET VALUE OF COMMON STOCK


     The NAV per share of Common Stock is determined no less frequently than weekly at the close of business (generally 5:00 p.m. New York City time) on a specified business day ("Valuation Date") by dividing the value of net assets of the Fund (the value of its assets less its liabilities, its accumulated and unpaid dividends (whether or not earned or declared) on outstanding shares of Preferred Stock and the aggregate liquidation value of such outstanding shares of Preferred Stock) by the total number of shares of Common Stock outstanding. The Board of Directors has established procedures to value the Fund's securities in order to determine the NAV. A security for which market quotations are readily available is valued at the security's last quoted sale price on the exchange if the trade price reflects a trade on, or within one local business day prior to, the Valuation Date. All other securities for which OTC market quotations are readily available are valued at the average of the last bid price and the last asked price as of the Valuation Date, provided that the spread between the bid price and the asked price is determined to be reasonable. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by, or pursuant to, procedures approved by the Directors.



     The values of the Fund's assets and liabilities are translated into U.S. dollars at the closing selling rate of the U.S. dollar against the currencies in which the Fund's assets and liabilities are denominated at the end of each calendar week according to the procedures normally employed by the Fund's Custodian or as otherwise established by the Fund's Board of Directors.


     The Common Stock is listed on the AMEX and the PSE. Shares of closed-end investment companies frequently trade at a discount from NAV, but in certain instances have traded above NAV. The Fund's shares have traded in the market below, at or above NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade above or below NAV in the future.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


     The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. To the extent practicable, the Fund attempts to maintain a constant level of monthly distributions to stockholders, although there can be no assurance that it will continue to be able to do so. See "Risk Factors and Special
Considerations -- Current Distribution Rate." The Offer may have a dilutive impact on investment income available for distribution. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution payable in November 1998, and accordingly, the Fund will not pay such monthly distribution with respect to such Shares.


     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company, the Plan Agent, in Fund Shares on a monthly basis. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder.

     Any stockholder may enroll in the Plan by contacting the Plan Agent.

     If shares are held of record by a stockholder, the stockholder can participate directly in the Plan. If shares are held in the name of a brokerage firm, bank, or other nominee, a stockholder must instruct its nominee to participate on the stockholder's behalf. If the stockholder's brokerage firm, bank or other nominee is unable to participate on its behalf, the stockholder must request it to re-register such shares in the stockholder's own name which will enable the stockholder's participation in the Plan.

     The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time as representing the total amount registered in a stockholder's name or held by a nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

     If the Fund declares an income dividend or capital gains distribution payable in stock to stockholders who are not Plan participants, the participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

     In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's Common Stock plus any brokerage commission is equal to or exceeds NAV, stockholders will receive newly-issued shares valued at the greater of NAV or 95% of current market price. If, on the other hand, the NAV plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds NAV before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, in any amount of at least US$100 monthly. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about the fifteenth of each month. Interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent not earlier than ten or later than five business days before the fifteenth of the month. Cash payments received within five business days of the investment date will be held by the Plan Agent until the following month's investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in the stockholder's name or held for the account of beneficial owners who are to participate in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge US$0.75 for each such purchase from a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200 Attention: Dividend Reinvestment Department.

                                    TAXATION

     The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

                              UNITED STATES TAXES

TAX TREATMENT OF THE FUND -- GENERAL

     The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and
(3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund's taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund's undistributed net capital gain. If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts ("IRAs") (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In addition, the stockholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

DISTRIBUTIONS

     For federal income tax purposes, dividends paid by the Fund out of its investment company taxable income will be taxable to a U.S. stockholder as ordinary income. Because none of the Fund's income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

     Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

     The Fund presently intends that it will designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock.

SALE OF SHARES

     Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term gain, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

ISSUANCE OF PREFERRED STOCK

     The Internal Revenue Service has in a revenue ruling taken the position that a regulated investment company which has two or more classes of shares cannot effectively designate distributions made to each class in any year as consisting of more than that class's proportionate share of particular types of income including capital gain and foreign source income. When both Common Stock and Preferred Stock are outstanding, the Fund intends to designate distributions made to each class as consisting of particular types of income in accordance with the class's proportionate shares of such income. Thus, the Fund intends to designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock. Also, if the Fund is eligible to and does elect to pass foreign taxes through to its stockholders, the Fund intends to designate dividends paid to each class of stockholders as consisting of a proportionate share of the foreign taxes paid by the Fund.

     If the Fund does not meet its asset maintenance requirements (See "Capital Stock -- Asset Coverage"), it may be required to suspend distributions to the holders of its Common and/or Preferred Stock until such coverage is restored. Suspension of distributions might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, would cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect these redemptions, the Fund may be required to dispose of assets for cash, and this may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss (or gain or loss from the remittance to the United States of proceeds from the disposition of assets) may be treated, in whole or in part for federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary income dividend distributions, and all or a portion of distributions made would be treated as a return of capital to stockholders for federal income tax purposes, rather than as an ordinary income dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

     The Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia, New Zealand and the Asian Countries. Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above. However, remittances from Australia, New Zealand or any one of the Asian Countries to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.


CERTAIN SECURITIES TRANSACTIONS



     Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.



     Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.



     The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.



     Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


FOREIGN WITHHOLDING TAXES

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund's interest income derived from Australian sources generally is subject to a 10% Australian withholding tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate stockholders. A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for the year and of the amount of such taxes deemed paid by the stockholder.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of the Fund are held by the Fund or the stockholder, as the case may be, for less than 16 days (46 days in the case of Preferred Stock) during the 30-day period (90-day period for Preferred Stock) beginning 15 days (45 days for Preferred Stock) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to "pass through" to stockholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

     The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     Assuming that the Fund is eligible and does elect to pass foreign taxes through to its stockholders, the Fund currently intends to designate Common and Preferred stockholders' proportionate shares of foreign taxes in the same proportion as the income subject to such taxes is distributed to each such stockholder.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

FOREIGN STOCKHOLDERS

     The tax consequences to a foreign stockholder of an investment in the Fund may be different from and more adverse than the tax consequences to U.S. investors described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                AUSTRALIAN TAXES

     The following discussion is based upon the advice of Stikeman, Elliott, Australian counsel for the Fund and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

     Under current Australian law, the Fund will be regarded as a non-resident of Australia. Pursuant to the United States Australia Double Tax Agreement (the "Agreement") and assuming the Fund to be a resident of the United States for the purposes of the Agreement, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business or place of management in Australia and if there is no person (other than a broker or other agent of independent status) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority. The Fund does not intend to have a fixed place of business or place of management in Australia or to give any person (other than a broker or other agent of independent status) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly none of the Fund's profits arising from the disposal of its assets should be subject to Australian taxes. The Fund will be subject to an interest withholding tax at the rate of 10% on all interest payments (including discounts on money market securities) under corporate debt instruments, money market securities and Australian Commonwealth Government and State Government securities (unless the particular issue qualifies for exemption from interest withholding tax). Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by that person in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident. See "Taxation -- United States Taxes -- Foreign Withholding Taxes." Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.


                                 CAPITAL STOCK

GENERAL

     Set forth below is information with respect to the Fund's outstanding securities as of July 31, 1998:

                                                                NUMBER OF
                                                               SHARES HELD     NUMBER OF
                                             NUMBER OF         BY THE FUND      SHARES
                                               SHARES          OR FOR ITS     ISSUED AND
TITLE OF CLASS                               AUTHORIZED          ACCOUNT      OUTSTANDING
--------------                               ----------        -----------    -----------
Common Stock...........................  400,000,000 shares        -0-        194,744,328
Auction Market Preferred Stock.........  100,000,000 shares        -0-             24,000

COMMON STOCK

     The Fund's Articles of Amendment and Restatement, as amended to date (the "Articles") authorize the issuance of up to 400,000,000 shares of Common Stock. At July 31, 1998, there were 194,744,328 outstanding shares of Common Stock of the Fund, all of which are fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses and after payment of the aggregate liquidation preferences to holders of Preferred Stock, including the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared), on the outstanding shares of Preferred Stock. Holders of shares of Common Stock are entitled to one vote per share and do not have cumulative voting rights.

PREFERRED STOCK

     The Fund's Articles authorize the issuance of up to 100,000,000 shares of Preferred Stock, in one or more series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. As of July 31, 1998, an aggregate of 24,000 shares of Preferred Stock in nine series, designated as Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H and Series I, with an aggregate liquidation preference of $600 million, was outstanding. Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Although the Fund has no current intention to issue additional shares of Preferred Stock, it may issue additional shares of Preferred Stock at a time the Board deems appropriate after completion of this Offer.

NO PREEMPTIVE RIGHTS

     No holder of shares of the Fund has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

LIQUIDATION PREFERENCE

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any series of Preferred Stock would be entitled to receive a preferential liquidating distribution (to equal the liquidation value of $25,000 per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

VOTING RIGHTS

     Except as otherwise required by applicable law, or by terms of the Fund's Articles or as may be established at the time of the issuance of any series of Preferred Stock, holders of shares of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock. If at any time dividends on shares of the Fund's Preferred Stock are unpaid in an amount equal to two full years' dividends, the holders of outstanding shares of Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

     The terms of the Preferred Stock require a separate class vote of the Preferred Stock with respect to matters which would affect adversely any preferences, rights, or powers applicable to the Preferred Stock. Moreover, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, would be required to approve any plan of reorganization adversely affecting these shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act.

REDEMPTION, PURCHASE AND SALE OF PREFERRED STOCK BY THE FUND

     The terms of the Preferred Stock provide that the shares are redeemable by the Fund in whole or in part, at the liquidation value of $25,000 per share plus accrued dividends per share, that the Fund may tender for or purchase shares of Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of shares of Preferred Stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of shares by the Fund will increase such leverage. The Fund may also need to redeem all or a portion of the Preferred Stock pursuant to the requirements of either the Investment Company Act or the rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding.

LEVERAGE

     The Preferred Stock results in leveraging, which is usually considered speculative and involves certain risks to the holders of Common Stock. These risks include a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock, with increases in the Preferred Stock dividend rates, decreasing the return to holders of Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the current dividend rate on the Preferred Stock approaches the net return on the Fund's investment portfolio, as is currently the case, the Fund's leveraged capital structure results in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Further, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, in a declining market the Fund's leverage would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for shares of Common Stock and, if the Fund's current investment income were not sufficient to meet dividend requirements on Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby further reducing the NAV attributable to the Fund's Common Stock.

     Because under historical market conditions, Australian and New Zealand long-term debt obligations have produced higher yields than U.S. short-term obligations, the difference between the U.S. short-term rates paid by the Fund on the Preferred Stock and the net Australian and New Zealand long-term debt rates received by the Fund has, over the life of the Fund, provided holders of Common Stock with a higher yield. Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, however, the shrinking yield differential between Australian and U.S. interest rates and a depreciating Australian dollar have resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.


     The proposed investment of a significant percentage of the Fund's total assets in higher yielding Asian debt securities, as recommended by the Fund's Investment Manager and Investment Adviser, and approved by Common and Preferred stockholders in May 1998, is expected to increase the Fund's net investment income above the current level. See "The Offer -- Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately six months after the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing portfolio securities and proceeds received from maturing Australian debt securities held in the Fund's portfolio. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the Fund's leverage to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.


ASSET COVERAGE

     Under the Investment Company Act, the Fund is not permitted to issue shares of Preferred Stock unless immediately after the issuance the asset coverage of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock ($25,000 plus any accrued and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of the declaration, the NAV of the Fund's portfolio (determined after deducting the amount of any dividend or other distribution) is at least 200% of the liquidation value of the Preferred Stock.

     Under the terms of the Preferred Stock, the Fund could be required to suspend distributions to holders of Common Stock in order to maintain the asset coverage required by the Investment Company Act. The suspension of distributions might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains the qualification, could cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund could be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect redemptions, the Fund could be required to dispose of assets for cash, which could result in recognition of gain or loss to the Fund for tax purposes. This gain or loss could be treated, in whole or in part for federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss would increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made would be treated as a return of capital to stockholders for federal income tax purposes, rather than as an ordinary dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or avoid imposition of income or excise taxes on the Fund. See "Taxation."


     The Fund's outstanding Preferred Stock is currently rated "aa2" and AA by Moody's and S&P, respectively. In order to obtain these ratings, the Fund is required to maintain portfolio holdings meeting specified guidelines of these rating agencies. The guidelines impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.


RATING AGENCY GUIDELINES


     The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by the rating agencies in connection with the Fund's receipt of a rating for the Preferred Stock of at least "aa2" from Moody's and at least AA from S&P. Moody's and S&P issue ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described ratings for shares of Preferred Stock, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.


     The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by each of the rating agencies. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy the rating agency. To the extent it is not able to do so in a timely basis, the Fund may redeem shares of Preferred Stock in accordance with their terms.

                CERTAIN PROVISIONS OF THE ARTICLES OF AMENDMENT
                          AND RESTATEMENT AND BY-LAWS

     The Fund presently has provisions in its Articles that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management. The provisions of the Articles may be regarded as "anti-takeover" provisions. The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with the Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

     Article Ninth of the Fund's Articles stipulates that a "fair price" be paid for the Fund's shares in the event of a proposed merger or other business combination which is not approved by either 75% of the Continuing Directors of the Board of Directors (as defined therein) or the holders of 75% of the outstanding shares of the Fund voting both as a single class and separately as to each class (the "Fair Price Provision"). The stipulated "fair price" is the higher of:

          (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares acquired by it (a) within the two-year period immediately prior to the first public announcement of the proposal of a business combination (the "Announcement Date"), or (b) in the transaction in which an Interested Party first becomes the beneficial owner of voting shares of the Fund (a "Threshold Transaction"), whichever is higher; and

          (ii) in the case of Common Stock, the NAV per share of Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher, and in the case of any Preferred Stock, the highest preferential amount per share to which the holders of shares of a class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, regardless of whether the business combination to be consummated constitutes such an event.

     Article Ninth requires the same super-majority vote to amend the Articles to "open-end" the Fund by making the Fund's Common Stock redeemable or to adopt any stockholder proposal as to specific investment decisions with respect to the Fund's assets. Stockholders of an open-end investment company may require the company to redeem their shares in kind or in cash at any time (except in certain circumstances authorized by the Investment Company Act) at their NAV less any redemption charge. If shares are redeemed in kind, stockholders may incur brokerage commissions. Conversion to open-end status would require the redemption of all outstanding shares of Preferred Stock.

     An "Interested Party" includes any person, other than an investment company advised by the Investment Manager or any of its affiliates, which proposes to enter into a business combination with the Fund.

              CUSTODIAN, DIVIDEND PAYING AGENTS, TRANSFER AGENTS,
                          REGISTRARS AND AUCTION AGENT


     Pursuant to a Custodian Contract dated April 11, 1986, as amended from time to time, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian for assets of the Fund held in the United States and the Fund's dividend paying agent, transfer agent and registrar for the Fund's Common Stock. The Chase Manhattan Bank acts as Auction Agent for the Preferred Stock and also acts as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Stock.


     Rules adopted under the Investment Company Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in foreign securities, are held by its subcustodians designated by State Street Bank and Trust Company.

                                    EXPERTS

     The financial statements, insofar as they relate to the periods through October 31, 1997, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, the Fund's independent accountants, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York, 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the Commission and consultation on matters related to the preparation and filing of tax returns.

                           DISTRIBUTION ARRANGEMENTS


     Prudential Securities Incorporated, A.G. Edwards & Sons, Inc. and Salomon Smith Barney Inc. will act as Dealer Managers for the Offer (the "Dealer Managers"). Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Managers will provide financial advisory, marketing and soliciting services. The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer (the "Dealer Manager Fee") and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $300,000. The Dealer Managers will reallow to the broker-dealer designated on the related Exercise Form a concession of 2.50% of the Subscription Price for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Soliciting Dealer Agreement relating to the Offer. The Dealer Manager Fee will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights.

     The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the Prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, the out-of-pocket expenses incurred by the Officers of the Fund in connection with the Offer and others. The Fund and the Investment Manager will indemnify the Dealer Managers against certain liabilities, including liabilities under the Securities Act and the Investment Company Act.

     Prudential Investments Fund Management LLC, an affiliate of Prudential Securities Incorporated, acts as the Fund's Administrator and receives compensation from the Fund in connection with its services. See "Administration Agreement."


     In the ordinary course of their businesses, the Dealer Managers and their respective affiliates may engage in investment banking or financial transactions with the Fund, the Investment Manager, the Investment Adviser and their affiliates.


                                 LEGAL MATTERS


     The validity of the Shares offered hereby will be passed on for the Fund by Dechert Price & Rhoads, New York, New York, who will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Matters of Australian law will be passed on for the Fund by Stikeman, Elliott, Sydney, Australia. Roy M. Randall, a partner of Stikeman, Elliott, serves as Secretary of the Fund. Margaret A. Bancroft and Allan S. Mostoff, members of Dechert Price & Rhoads, each serve as Assistant Secretaries of the Fund. Certain legal matters will be passed on for the Dealer Managers by Brown & Wood LLP, One World Trade Center, New York, New York.


                             ADDITIONAL INFORMATION

     The Fund has filed with the Commission, Washington, DC 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from that office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the 1934 Act and the Investment Company Act, and in accordance therewith files reports and other information with the Commission. These reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, DC 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Copies of this material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Reports and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10005.

     The tabular and other statistical information set forth in this Prospectus is, unless otherwise indicated, based upon or derived from public official documents or information of the Australian or New Zealand governments, its ministries, the Reserve Bank of Australia, the Reserve Bank of New Zealand, SBC Australia Limited, the Australian Bureau of Statistics, the New Zealand Institute of Economic Research, the Organization for Economic Cooperation and Development, Bloomberg, Warburg Australia Bond Indicies, Warburg Dillon Read and the publications Datastream and Main Economic Indicators.

------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Portfolio of Investments
April 30, 1998
(Unaudited)

------------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                Value
  (000)              Description                         (US$)
------------------------------------------------------------------------
               LONG-TERM INVESTMENTS--127.8%
               AUSTRALIA--123.8%
               Government and Semi-Government--72.7%
               Commonwealth of Australia--36.7%
               Australian Capital
                 Territory,
A$  10,000     12.00%, 11/15/01............              $    7,872,883
               Commonwealth Bank of
                 Australia,
    45,000     12.00%, 7/15/99.............                  31,698,449
               Commonwealth of Australia,
    15,000     12.00%, 7/15/99.............                  10,587,328
    89,900     13.00%, 7/15/00.............                  68,151,193
     5,000     13.00%, 12/15/00............                   3,880,635
    40,000     8.75%, 1/15/01..............                  28,428,700
    48,000     12.00%, 11/15/01............                  38,005,718
    80,000     9.00%, 9/15/04..............                  61,436,050
    60,000     10.00%, 2/15/06.............                  49,373,556
   116,000     10.00%, 10/15/07............                  98,169,310
    87,000     8.75%, 8/15/08..............                  69,136,940
    80,000     7.50%, 9/15/09..............                  58,876,226
               Northern Territory
                 Authority,
    40,000     12.50%, 7/15/01.............                  31,407,721
                                                         --------------
                                                            557,024,709
                                                         --------------
               New South Wales--13.9%
               New South Wales Treasury
                 Corporation,
    50,000     11.50%, 7/1/99..............                  34,973,955
    35,000     7.00%, 2/1/00...............                  23,515,784
    57,000     12.00%, 12/1/01.............                  45,001,195
    65,000     7.00%, 4/1/04...............                  44,749,817
    20,000     12.60%, 5/1/06..............                  18,428,687
    60,000     8.00%, 3/1/08...............                  44,309,325
                                                         --------------
                                                            210,978,763
                                                         --------------
               Queensland--1.9%
               Queensland Treasury
                 Corporation,
    10,000     8.00%, 7/14/99..............                   6,751,883
    10,000     8.00%, 8/14/01..............                   7,029,628
    20,000     8.00%, 5/14/03..............                  14,354,952
                                                         --------------
                                                             28,136,463
                                                         --------------
               South Australia--4.3%
               Electricity Trust of South
                 Australia,
     5,000     13.00%, 10/1/05.............              $    4,567,292
               South Australian Financing
                 Authority,
    30,000     12.50%, 10/15/00............                  22,784,142
    50,000     10.00%, 1/15/03.............                  38,319,201
                                                         --------------
                                                             65,670,635
                                                         --------------
               Tasmania--5.1%
               Tasmanian Public Finance
                 Corporation,
    15,000     8.25%, 11/15/99.............                  10,244,155
    13,000     12.50%, 1/15/01.............                   9,979,455
    75,000     9.00%, 11/15/04.............                  56,708,231
                                                         --------------
                                                             76,931,841
                                                         --------------
               Victoria--6.1%
               Treasury Corporation of
                 Victoria,
     5,000     10.25%, 9/15/99.............                   3,484,690
    36,000     12.50%, 10/15/03............                  30,840,794
    70,500     10.25%, 11/15/06............                  58,720,318
                                                         --------------
                                                             93,045,802
                                                         --------------
               Western Australia--4.7%
               Western Australia Treasury
                 Corporation,
    70,000     10.00%, 7/15/05.............                  56,299,560
    20,000     8.00%, 10/15/07.............                  14,775,258
                                                         --------------
                                                             71,074,818
                                                         --------------
               Total Australian government
                 and semi-government
               (cost US$1,190,182,494).....               1,102,863,031
                                                         --------------
               Eurobonds--43.6%
               Banking and Finance--12.4%
               Australia Industrial
                 Development Corporation,
     5,000     8.75%, 7/20/04..............                   3,704,973
     5,000     9.50%, 9/22/04..............                   3,832,475

                       See Notes to Financial Statements.

------------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                Value
  (000)                Description                       (US$)
------------------------------------------------------------------------
               Banking and Finance (cont'd.)
               Bank Austria AG,
A$  10,000     10.875%, 11/17/04...........              $    8,072,742
               Banque National de Paris,
    14,000     9.00%, 8/13/02..............                  10,164,635
               Commerzbank Overseas
                 Finance,
     5,000     10.50%, 1/19/00.............                   3,529,824
    10,000     10.25%, 4/28/00.............                   7,101,392
               Commonwealth Bank of
                 Australia,
    10,000     9.00%, 8/15/05..............                   7,567,188
               Credit Locale de France,
    20,000     8.75%, 7/23/01..............                  14,173,096
     5,000     10.25%, 4/12/05.............                   3,996,110
               Federal National Mortgage
                 Association Global,
    20,000     6.50%, 7/10/02..............                  13,458,048
               Finnish Eksport Credit,
     2,925     9.25%, 12/30/99.............                   2,024,149
               GMAC Australia Finance
                 Limited,
     6,500     9.00%, 5/22/01..............                   4,606,876
               Morgan Guaranty Trust,
    10,000     8.00%, 4/18/01..............                   6,927,068
               National Australia Bank,
    25,000     8.00%, 4/10/01..............                  17,310,605
               Rural & Industries Bank of
                 Western Australia,
     5,000     8.75%, 9/9/99...............                   3,408,899
               Societe Generale Australia,
     5,000     7.75%, 2/19/01..............                   3,429,186
               State Bank of New South
                 Wales,
     5,000     12.25%, 2/26/01.............                   3,810,699
    20,000     11.75%, 8/16/01.............                  15,332,968
    14,000     8.625%, 8/20/01.............                   9,911,810
    28,000     10.75%, 3/12/02.............                  21,333,299
    10,000     9.25%, 2/18/03..............                   7,380,840
               State Bank of South
                 Australia,
     5,000     7.25%, 6/15/00..............                   3,377,055
    10,000     11.00%, 4/10/02.............                   7,690,270
    10,000     9.50%, 10/15/02.............                   7,417,107
                                                         --------------
                                                            189,561,314
                                                         --------------
               Diversified Industrial--0.7%
               Federal Airports
                 Corporation,
    15,000     7.00%, 2/16/04..............                  10,286,306
                                                         --------------
               Semi-Government and Local
                 Government--20.6%
               New South Wales Treasury
                 Corporation,
    44,000     11.50%, 7/1/99..............              $   30,777,081
    25,000     8.00%, 12/1/01..............                  17,656,236
    50,000     12.00%, 12/1/01.............                  39,369,346
    10,000     7.00%, 4/1/04...............                   6,901,376
     7,000     10.50%, 12/7/04.............                   5,643,513
    10,000     10.00%, 6/6/05..............                   7,943,694
     7,000     9.25%, 6/20/05..............                   5,374,763
    50,000     6.50%, 5/1/06...............                  32,717,986
    34,000     12.60%, 5/1/06..............                  31,328,768
    60,000     8.00%, 3/1/08...............                  44,309,325
               Province Aples Cotes D'Azur,
    22,000     8.25%, 9/15/99..............                  14,912,504
               Province of Quebec,
    10,000     9.50%, 10/2/02..............                   7,367,022
               Queensland Treasury
                 Corporation,
    25,000     8.00%, 5/14/03..............                  17,933,752
    10,000     6.50%, 6/14/05..............                   6,722,836
    20,000     12.00%, 6/15/05.............                  17,618,115
    30,000     8.00%, 9/14/07..............                  22,208,769
               South Australia Financing
                 Authority,
     5,000     11.25%, 10/23/01............                   3,813,036
                                                         --------------
                                                            312,598,122
                                                         --------------
               Supranational Global--9.9%
               Eksportfinans,
     4,000     7.00%, 6/28/00..............                   2,689,330
    19,000     11.00%, 12/29/04............                  15,617,547
               Eurofima,
    88,170     9.875%, 1/17/07.............                  71,833,589
               European Bank of
                 Reconstruction &
                 Development,
    69,000     9.00%, 10/15/02.............                  50,708,005
               European Investment Bank,
     3,000     10.25%, 10/1/01.............                   2,118,731
    10,000     7.25%, 4/22/02..............                   6,885,364
                                                         --------------
                                                            149,852,566
                                                         --------------
               Total Australian eurobonds
               (cost US$701,643,165).......                 662,298,308
                                                         --------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                Value
  (000)                Description                       (US$)
------------------------------------------------------------------------
               Corporate Bonds--7.5%
               Asset Backed--0.1%
               FANMAC 22,
A$   1,855     11.40%, 12/15/01............              $    1,371,253
               FANMAC 25,
       438     10.33%, 6/15/02.............                     320,122
                                                         --------------
                                                              1,691,375
                                                         --------------
               Floating Rate Notes*--0.8%
               Crusade Trust,
     4,156     5.74%, 7/10/29..............                   2,718,200
               Initial Corporate
                 Obligation,
     3,000     5.2333%, 9/19/03............                   1,958,720
               Puma Management Limited,
    10,000     7.50%, 2/5/00...............                   6,759,096
                                                         --------------
                                                             11,436,016
                                                         --------------
               Services--6.6%
               AMP Shopping Centre Trust,
     5,000     6.20%, 3/31/01..............                   3,295,539
               Bank Of Western Australia
                 Limited,
    10,000     7.75%, 6/9/03...............                   7,022,187
     8,000     7.25%, 9/29/03..............                   5,514,855
               Federal Airports
                 Corporation,
    15,000     10.50%, 7/15/99.............                  10,407,316
               Macquarie Bank Limited,
     1,000     9.75%, 8/1/00...............                     707,300
               Merrill Lynch & Co.
                 Australia
    10,000     7.625%, 3/15/02.............                   6,895,619
               National Power PLC,
    20,000     8.00%, 2/21/07..............                  14,061,019
               Telstra Corporation,
    30,000     12.50%, 11/15/00............                  22,815,768
    10,000     11.50%, 10/15/02............                   7,935,352
     2,000     7.80%, 7/17/03..............                   1,417,133
    21,000     12.00%, 5/15/06.............                  18,442,134
     2,000     8.75%, 1/15/20..............                   1,618,964
                                                         --------------
                                                            100,133,186
                                                         --------------
               Total Australian corporate
                 bonds
               (cost US$117,989,177).......                 113,260,577
                                                         --------------
               Total Australian long-term
                 investments
               (cost US$2,009,814,836).....               1,878,421,916
                                                         --------------


               NEW ZEALAND--4.0%
               Government Bonds--2.2%
               New Zealand Government
                 Bonds,
NZ$  7,000     10.00%, 3/15/02.............              $    4,226,529
    20,000     8.00%, 4/15/04..............                  11,582,091
    30,000     8.00%, 11/15/06.............                  17,824,803
                                                         --------------
               Total New Zealand government
                 bonds
               (cost US$39,038,053)                          33,633,423
                                                         --------------
               Eurobonds--1.8%
               Federal National Mortgage
                 Association Global,
     8,000     7.00%, 9/26/00..............                   4,323,866
    10,000     7.25%, 6/20/02..............                   5,471,404
               European Investment Bank,
     6,000     9.00%, 7/16/99..............                   3,351,068
               International Bank of
                 Reconstruction &
                 Development,
    26,000     7.00%, 9/18/00..............                  14,191,814
                                                         --------------
               Total New Zealand Eurobonds
               (cost US$30,834,696)........                  27,338,152
                                                         --------------
               Total New Zealand long-term
                 investments
               (cost US$69,872,749)........                  60,971,575
                                                         --------------
               Total long-term investments
               (cost US$2,079,687,585).....               1,939,393,491
                                                         --------------
               SHORT-TERM INVESTMENTS--12.1%
               AUSTRALIA--10.9%
               Demand Deposits--8.5%
A$ 107,419     Banque National de Paris,
                 4.60%.....................                  70,118,658
    90,000     State Street Call Deposit,
                 4.55%.....................                  58,747,503
                                                         --------------
               Total Australian demand
                 deposits
               (cost US$131,847,781).......                 128,866,161
                                                         --------------
               Eurobonds--1.1%
                Banking and Finance--0.9%
                Merrill Lynch & Co.
                 Australia,
    15,000     7.10%, 3/8/99...............                   9,950,867
               Primary Industry Bank of
                 Australia,
     5,000     6.75%, 2/25/99..............                   3,304,482
                                                         --------------
                                                             13,255,349
                                                         --------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                Value
  (000)                Description                       (US$)
------------------------------------------------------------------------
               Diversified Industrials--0.2%
               Australian National Railway,
A$   4,000     9.50%, 2/25/99..............              $    2,700,265
                                                         --------------
               Total Australian eurobonds
               (cost US$17,721,515)........                  15,955,614
                                                         --------------
               Government and Semi-Govern-
                ment--1.3%
               Commonwealth of Australia,
    15,000     14.00%, 4/15/99.............                  10,608,379
               Primary Industry Bank of
                 Australia,
     5,000     8.00%, 5/15/98..............                   3,267,953
               Telstra,
    10,000     12.00%, 9/1/98..............                   6,677,698
                                                         --------------
               Total Australian government
                 and semi-government
               (cost US$23,466,473)........                  20,554,030
                                                         --------------
               Total Australian short-term
                 investments
               (cost US$173,035,769).......                 165,375,805
                                                         --------------
               NEW ZEALAND--0.2%
NZ$  4,396     State Street Bank Call
                 Account, 2.0%
                 (cost US$2,515,560).......                   2,444,613
                                                         --------------

               UNITED STATES--1.0%
US$ 15,134     Repurchase Agreement,
                 State Street Bank & Trust Co.,
                 5.35%, dated 4/30/98, due 5/1/98
                 in the amount of $15,136,249
                 (cost US$15,134,000; collatera-
                 lized by US$10,235,000 United
                 States Treasury Note, due
                 8/15/15; value including
                 accrued interest-US$15,437,266)...      $   15,134,000
                                                         --------------
               Total short-term investments
               (cost US$190,685,329)...............         182,954,418
                                                         --------------
               Total Investments--139.9%
                 (cost US$2,270,372,914) ..........       2,122,347,909
               Liabilities in excess of
                 other assets--(0.3%)..............          (4,626,902)
               Liquidation value of
                 preferred
                 stock--(39.6%) ...................        (600,000,000)
                                                         --------------
               Net Assets Applicable to
                 Common
                 Shareholders--100% ...............      $1,517,721,007
                                                         ==============

---------------
* The interest rate reflected for floating rate notes is the rate in effect at April 30, 1998.
                       See Notes to Financial Statements.

------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Assets and Liabilities
April 30, 1998
(Unaudited)
------------------------------------------------------------------------
Assets
Investments, at value (cost
  $2,270,372,914).....................                   $2,122,347,909
Interest receivable...................                       48,687,343
Other assets..........................                           80,654
                                                         --------------
    Total assets......................                    2,171,115,906
                                                         --------------
Liabilities
Bank overdraft........................                          258,104
Payable for investments purchased.....                       34,467,472
Dividends payable-common stock........                       11,684,660
Withholding taxes payable.............                        3,089,705
Accrued expenses and other
  liabilities.........................                        1,645,130
Dividends payable-preferred stock.....                        1,185,284
Investment management fee payable.....                          893,681
Administration fee payable............                          170,863
                                                         --------------
    Total liabilities.................                       53,394,899
                                                         --------------
Total Net Assets......................                   $2,117,721,007
                                                         ==============

Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      194,744,328 shares).............                   $    1,947,443
    Paid-in capital in excess of
    par...............................                    1,672,384,757
  Preferred stock ($.01 par value per
    share and $25,000 liquidation value
    per share applicable to 24,000
    shares; Note 4)...................                      600,000,000
                                                         --------------
                                                          2,274,332,200
  Distributions in excess of net
    investment income.................                      (11,749,838)
  Accumulated net realized gains on
    investments.......................                       15,750,371
  Net unrealized appreciation on
  investments.........................                      118,467,560
  Accumulated net realized and
    unrealized foreign exchange
    losses............................                     (279,079,286)
                                                         --------------
  Total net assets....................                   $2,117,721,007
                                                         ==============

  Net assets applicable to common
    shareholders......................                   $1,517,721,007
                                                         ==============

Net asset value per common share:
  ($1,517,721,007 / 194,744,328 shares
  of common stock issued and
  outstanding)........................                            $7.79
                                                                  =====


------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME
FUND, INC.
Statement of Operations
Six Months Ended April 30, 1998
(Unaudited)
------------------------------------------------------------------------
Net Investment Income
Income
  Interest and discount earned (net of
    foreign
    withholding taxes of $5,314,359)...                  $  93,036,191
                                                         -------------
Expenses
  Investment management fee............                      5,849,801
  Custodian's fees and expenses........                      1,375,000
  Administration fee...................                      1,258,014
  Auction agent's fees and broker
  commissions..........................                        835,000
  Consulting fee.......................                        500,000
  Shareholder relations and
  communications.......................                        460,000
  Transfer agent's fees and expenses...                        340,000
  Directors' fees and expenses.........                        275,000
  Independent accountant's fees and
  expenses.............................                        106,000
  Legal fees and expenses..............                        100,000
  Insurance expense....................                         73,000
  Miscellaneous........................                         37,562
                                                         -------------
  Total operating expenses.............                     11,209,377
                                                         -------------
Net investment income before excise
  tax..................................                     81,826,814
  Excise tax...........................                       (190,668)
                                                         -------------
Net investment income..................                     81,636,146
                                                         -------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gains on investment
  transactions.........................                      7,973,012
Net change in unrealized depreciation
  on investments.......................                    (41,381,712)
                                                         -------------
Net loss on investments................                    (33,408,700)
                                                         -------------
Net increase in total net assets from
  operations before net foreign
  exchange losses......................                     48,227,446
Net realized and unrealized foreign
  exchange losses......................                   (166,842,135)
                                                         -------------
Net Decrease In Total Net Assets
Resulting From Operations..............                  $(118,614,689)
                                                         =============

                       See Notes to Financial Statements.

------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Cash Flows
Six Months Ended April 30, 1998
(Unaudited)
------------------------------------------------------------------------
Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes).................                  $  98,100,377
  Expenses paid........................                    (10,710,550)
  Proceeds from sales of short-term
    portfolio investments, net.........                     19,086,461
  Purchases of long-term portfolio
  investments..........................                   (429,157,679)
  Proceeds from sales of long-term
    portfolio
    investments........................                    452,658,902
  Other................................                         78,927
                                                         -------------
    Net cash provided from operating
    activities.........................                    130,056,438
                                                         -------------
Cash flows provided from financing
activities
  Dividends and distributions paid to
    preferred shareholders.............                    (16,562,683)
  Dividends and distributions paid to
    common
    shareholders.......................                    (65,052,704)
  Distributions to common shareholders
    in excess of net investment
    income.............................                     (5,053,620)
                                                         -------------
    Net cash used for financing
    activities.........................                    (86,669,007)
                                                         -------------
Effect of changes in exchange rate.....                    (44,285,878)
                                                         -------------
Net decrease in cash...................                       (898,447)
  Cash at beginning of period..........                        640,343
                                                         -------------
  Cash at end of period................                  $    (258,104)
                                                         =============

Reconciliation of Net Decrease in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Provided
From Operating Activities
Net decrease in total net assets
  resulting from
  operations...........................                  $(118,614,689)
                                                         -------------
  Decrease in investments..............                     35,543,293
  Net realized gain on investment
  transactions.........................                     (7,973,012)
  Net change in unrealized depreciation
    on investments.....................                     41,381,712
  Net realized and unrealized foreign
    exchange losses....................                    166,842,135
  Decrease in interest receivable......                      5,016,007
  Net decrease in other assets.........                         78,927
  Increase in payable for investments
    purchased..........................                      7,044,391
  Increase in accrued expenses and
    other liabilities..................                        737,674
                                                         -------------
    Total adjustments..................                    248,671,127
                                                         -------------
Net cash provided from operating
activities.............................                  $ 130,056,438
                                                         =============


------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
------------------------------------------------------------------------------
                                              Six Months
                                                Ended             Year Ended
Increase (Decrease)                           April 30,          October 31,
in Total Net Assets                              1998                1997
                                            --------------      --------------
Operations
  Net investment income...                  $   81,636,146      $  169,586,462
  Net realized gains on
    investment
    transactions..........                       7,973,012           9,798,919
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...........                     (41,381,712)         76,842,257
                                            --------------      --------------
  Net increase in total
    net assets resulting
    from operations before
    net foreign exchange
    losses................                      48,227,446         256,227,638
  Net realized and
    unrealized foreign
    exchange losses.......                    (166,842,135)       (274,306,145)
                                            --------------      --------------
Net decrease in total net
  assets resulting from
  operations..............                    (118,614,689)        (18,078,507)
                                            --------------      --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........                     (65,052,704)       (159,569,671)
  Preferred shares........                     (16,583,442)        (32,946,291)
                                            --------------      --------------
                                               (81,636,146)       (192,515,962)
  Distributions to common
    shareholders in excess
    of net investment
    income................                      (5,053,620)           --
                                            --------------      --------------
  Net asset value of shares
    issued to shareholders
    in reinvestment of divi-
    dends and distributions
    and in connection with
    dividends paid in
    stock.................                        --                 1,725,751
                                            --------------      --------------
Total decrease............                    (205,304,455)       (208,868,718)
Total Net Assets
Beginning of period.......                   2,323,025,462       2,531,894,180
                                            --------------      --------------
End of period.............                  $2,117,721,007      $2,323,025,462
                                            ==============      ==============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
(Unaudited)
-------------------------------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, nondiversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in Australian or New Zealand dollars of other issuers, whether or not domiciled in Australia or New Zealand, and in U.S. Government securities and corporate and bank debt securities of U.S. issuers rated Aa or Prime-2 or better by Moody's Investors Service, Inc. ('Moody's') or AA or A-2 or better by Standard & Poor's Corporation ('S&P'). It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers of debt securities rated AA or better by S&P-Australian Ratings Pty. Ltd. or S&P or Aa or better by Moody's or which, in the judgement of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or, if unrated, will in the Investment Manager's judgement be of equivalent quality. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. At the annual meeting of shareholders on May 14, 1998, shareholders voted and approved a series of related proposals to amend the Fund's investment policies and restrictions to allow the Fund to invest a portion of its assets in Asian debt securities (see
Note 6).

Note 1. Accounting Policies

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar ('A$') and New Zealand dollar ('NZ$') amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 1998. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

   Net realized and unrealized foreign exchange losses of $166,842,135 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 1998 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate at April 30, 1998 was US$.6528 to A$1.00 for the Australian dollar and US$.5561 to NZ$1.00 for the New Zealand dollar.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 1998, the Fund decreased undistributed net investment income by $7,492,857, decreased accumulated net realized gains on investments by $1,431,774, increased accumulated net realized foreign exchange gains by $9,115,299 and decreased paid in capital in excess of par by $190,668. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has agreements with EquitiLink International Management Limited (the Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser') and Prudential Investments Fund Management, LLC. (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

   The Investment Manager pays fees to the Investment Adviser for services rendered. The Investment Manager informed the Fund that it paid $2,394,335 to the Investment Adviser during the six months ended April 30, 1998.

   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million.

Note 3. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1998 aggregated $436,202,070 and $422,004,646, respectively.

   The United States federal income tax basis of the Fund's investments at April 30, 1998 was $2,005,044,315 and accordingly, net unrealized appreciation for United States federal income tax purposes was $117,303,594 (gross unrealized appreciation--$127,718,420; gross unrealized depreciation--$10,414,826).

Note 4. Capital

   There are 400 million shares of common stock authorized. Of the 194,744,328 common shares outstanding at April 30, 1998, the Investment Manager owned 58,052 shares.

   During the fiscal year ended October 31, 1997 the Fund issued 184,572 shares in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   The Preferred Stock have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 5.06% to 6.00% during the six months ended April 30, 1998. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends And Distributions

   On May 18, 1998 and June 12, 1998 the Board of Directors of the Fund declared distributions from income of $.06 per common share payable on June 12, 1998 and July 10, 1998 to shareholders of record on May 29, 1998 and June 30, 1998.

   Subsequent to April 30, 1998, dividends and distributions declared and paid on Preferred Stock totalled approximately $3,943,860 for the nine outstanding preferred share series in the aggregate through June 12, 1998.

Note 6. Amendments to Investment Policies

   At the annual meeting of shareholders held on May 14, 1998, shareholders approved amendments that allow the Fund to invest up to 35% of its total assets in (1) debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate or substitute for, the currency of an Asian country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian country currency is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian country currency is limited to 10% of the Fund's total assets. Shareholders approved amendments that would allow the Fund to invest up to 35% of its assets in Asian debt securities for which there is no established relevant market. Shareholders also approved amendments to allow the Fund to invest up to 15% of its total assets in Asian debt securities rated below investment grade. In addition, shareholders approved amendments to the Fund's investment restrictions to allow the Fund to use derivatives and be able to purchase mortgage backed securities.

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                                            Six Months
                                                                              Ended         Years ended October 31,
                                                                            April 30,      -------------------------
                                                                               1998*          1997*          1996*
                                                                            ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period...................    $     8.85     $     9.93     $     9.36
                                                                            ----------     ----------     ----------
Net investment income...................................................           .42            .87            .87
Net realized and unrealized gain (loss) on investments
  and foreign currencies................................................         (1.03)          (.96)          1.13
                                                                            ----------     ----------     ----------
  Total from investment operations......................................          (.61)          (.09)          2.00
                                                                            ----------     ----------     ----------
Dividends from net investment income to preferred shareholders..........          (.09)          (.17)          (.14)
Dividends from net investment income to common shareholders.............          (.33)          (.82)          (.83)
Dividends in excess of net investment income to common shareholders.....          (.03)            --             --
Distributions from net capital and currency gains to preferred
  shareholders..........................................................            --             --           (.02)
Distributions from net capital and currency gains to common
  shareholders..........................................................            --             --           (.03)
                                                                            ----------     ----------     ----------
  Total dividends and distributions.....................................          (.45)          (.99)         (1.02)
                                                                            ----------     ----------     ----------
Capital charge in respect to issuance of shares.........................            --             --           (.41)
                                                                            ----------     ----------     ----------
Net asset value per common share, end of period.........................    $     7.79     $     8.85     $     9.93
                                                                            ==========     ==========     ==========
Market price per common share, end of period............................    $    7.125     $    8.125     $     8.94
                                                                            ==========     ==========     ==========
TOTAL INVESTMENT RETURN BASED OND:
Market value............................................................         (8.12)%        (0.42)%         5.59%
Net asset value.........................................................         (7.77)%        (2.37)%        16.73%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD..............................................................          1.44%**        1.25%          1.29%
Net investment income before preferred stock dividends..................         10.35%**        9.17%          9.16%
Preferred stock dividends...............................................          2.10%**        1.78%          1.45%
Net investment income available to common shareholders..................          8.25%**        7.39%          7.71%
Portfolio turnover rate.................................................            21%            85%            63%
Net assets of common shareholders, end of period (000 omitted)..........    $1,517,721     $1,723,025     $1,931,894
Average net assets of common shareholders (000 omitted).................    $1,590,108     $1,848,378     $1,627,916
Senior securities (preferred stock) outstanding (000 omitted)...........    $  600,000     $  600,000     $  600,000
Asset coverage of preferred stock at period end.........................           353%           387%           422%

                                                                                      Years ended October 31,
                                                                            ----------------------------------------
                                                                              1995*           1994           1993
                                                                            ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period...................    $     8.82     $    10.09     $     9.61
                                                                            ----------     ----------     ----------
Net investment income...................................................           .93           1.01           1.19
Net realized and unrealized gain (loss) on investments
  and foreign currencies................................................          1.16          (1.03)           .58
                                                                            ----------     ----------     ----------
  Total from investment operations......................................          2.09           (.02)          1.77
                                                                            ----------     ----------     ----------
Dividends from net investment income to preferred shareholders..........          (.17)          (.12)          (.11)
Dividends from net investment income to common shareholders.............          (.83)          (.84)         (1.08)
Dividends in excess of net investment income to common shareholders.....            --             --             --
Distributions from net capital and currency gains to preferred
  shareholders..........................................................          (.01)          (.01)          (.01)
  Distributions from net capital and currency gains to common
  shareholders..........................................................          (.15)          (.17)          (.08)
                                                                            ----------     ----------     ----------
  Total dividends and distributions.....................................         (1.16)         (1.14)         (1.28)
                                                                            ----------     ----------     ----------
Capital charge in respect to issuance of shares.........................          (.39)          (.11)          (.01)
                                                                            ----------     ----------     ----------
Net asset value per common share, end of period.........................    $     9.36     $     8.82     $    10.09
                                                                            ==========     ==========     ==========
Market price per common share, end of period............................    $     9.31     $     9.56     $    10.25
                                                                            ==========     ==========     ==========
TOTAL INVESTMENT RETURN BASED OND:
Market value............................................................          8.78%          3.32%         15.00%
Net asset value.........................................................         18.54%         (3.19)%        17.80%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD..............................................................          1.47%          1.41%          1.44%
Net investment income before preferred stock dividends..................         10.83%         10.68%         12.13%
Preferred stock dividends...............................................          1.87%          1.20%          1.13%
Net investment income available to common shareholders..................          8.96%          9.48%         11.00%
Portfolio turnover rate.................................................            50%            34%            23%
Net assets of common shareholders, end of period (000 omitted)..........    $1,452,205     $1,088,631     $1,050,084
Average net assets of common shareholders (000 omitted).................    $1,201,383     $1,174,394     $1,011,324
Senior securities (preferred stock) outstanding (000 omitted)...........    $  475,000     $  400,000     $  350,000
Asset coverage of preferred stock at period end.........................           406%           372%           400%

---------------

* Calculated based upon weighted average shares outstanding during the period.

**       Annualized.

D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

DD       Includes expenses of both preferred and common stock.

Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.05% .95%, .94%, 1.05%, 1.05% and 1.07%, respectively.

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                       See Notes to Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Prime Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Prime Income Fund, Inc. (the 'Fund') at October 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 12, 1997

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                   Value
  (000)              Description                            (US$)
-------------------------------------------------------------------
             LONG-TERM INVESTMENTS--124.2%
             AUSTRALIA--120.2%
             Government and Semi-Government--67.5%
             Commonwealth of Australia--36.9%
             Australian Capital
               Territory,
A$  10,000   12.00%, 11/15/01............            $    8,608,936
             Commonwealth Bank of
               Australia,
    45,000   12.00%, 7/15/99.............                35,134,132
             Commonwealth of Australia,
    15,000   14.00%, 4/15/99.............                11,865,015
    15,000   12.00%, 7/15/99.............                11,731,898
    10,000   7.00%, 4/15/00..............                 7,326,811
    89,900   13.00%, 7/15/00.............                75,390,323
     5,000   13.00%, 12/15/00............                 4,283,684
    40,000   8.75%, 1/15/01..............                30,937,953
    48,000   12.00%, 11/15/01............                41,634,870
    25,000   9.75%, 3/15/02..............                20,423,571
    20,000   10.00%, 10/15/02............                16,701,003
   100,000   9.00%, 9/15/04..............                82,897,222
    75,000   10.00%, 2/15/06.............                66,633,338
    96,000   10.00%, 10/15/07............                87,737,243
    62,000   8.75%, 8/15/08..............                53,033,424
    60,000   7.50%, 9/15/09..............                47,439,404
             Northern Territory
               Authority,
    40,000   12.50%, 7/15/01.............                34,446,706
                                                     --------------
                                                        636,225,533
                                                     --------------
             New South Wales--10.3%
             New South Wales Treasury
               Corporation,
    50,000   11.50%, 7/1/99..............                38,697,245
    30,000   7.00%, 2/1/00...............                21,887,683
    57,000   12.00%, 12/1/01.............                49,213,757
    65,000   7.00%, 4/1/04...............                48,361,740
    20,000   12.60%, 5/1/06..............                20,036,861
                                                     --------------
                                                        178,197,286
                                                     --------------
             Queensland--1.8%
             Queensland Treasury
               Corporation,
    10,000   8.00%, 7/14/99..............            $    7,362,857
    10,000   8.00%, 8/14/01..............                 7,603,163
    20,000   8.00%, 5/14/03..............                15,449,162
                                                     --------------
                                                         30,415,182
                                                     --------------
             South Australia--4.2%
             Electricity Trust of South
               Australia,
     5,000   13.00%, 10/1/05.............                 4,961,867
             South Australian Financing
               Authority,
    30,000   12.50%, 10/15/00............                25,115,164
    50,000   10.00%, 1/15/03.............                41,689,971
                                                     --------------
                                                         71,767,002
                                                     --------------
             Tasmania--4.9%
             Tasmanian Public Finance
               Corporation,
    15,000   8.25%, 11/15/99.............                11,165,703
    13,000   12.50%, 1/15/01.............                11,001,255
    75,000   9.00%, 11/15/04.............                61,572,415
                                                     --------------
                                                         83,739,373
                                                     --------------
             Victoria--5.9%
             Treasury Corporation of
               Victoria,
     5,000   10.25%, 9/15/99.............                 3,833,341
    36,000   12.50%, 10/15/03............                33,648,186
    70,500   10.25%, 11/15/06............                63,565,143
                                                     --------------
                                                        101,046,670
                                                     --------------
             Western Australia--3.5%
             Western Australia Treasury
               Corporation,
    70,000   10.00%, 7/15/05.............                60,940,574
                                                     --------------
             Total Australian government
               and semi-government
             (cost US$1,159,357,779).....             1,162,331,620
                                                     --------------
             Eurobonds--42.5%
             Banking and Finance--14.2%
             Australia Industrial
               Development Corporation,
     5,000   8.75%, 7/20/04..............                 4,001,022
     5,000   9.50%, 9/22/04..............                 4,157,119

                       See Notes to Financial Statements.

--------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                 Value
  (000)              Description                          (US$)
-------------------------------------------------------------------
             Banking and Finance (cont'd.)
             Bank Austria AG,
A$  10,000   10.875%, 11/17/04...........            $    8,794,351
             Banque National de Paris,
    14,000   9.00%, 8/13/02..............                11,017,638
             Commerzbank Overseas
               Finance,
     5,000   10.50%, 1/19/00.............                 3,875,602
    10,000   10.25%, 4/28/00.............                 7,779,423
             Commonwealth Bank of
               Australia,
    10,000   9.00%, 8/15/05..............                 8,215,248
             Credit Locale de France,
    20,000   8.75%, 7/23/01..............                15,408,942
     5,000   10.25%, 4/12/05.............                 4,339,457
             Eksport Finance & Insurance,
     4,000   7.00%, 6/28/00..............                 2,899,133
    19,000   11.00%, 12/29/04............                16,995,966
             Federal National Mortgage
               Association Global,
    20,000   6.50%, 7/10/02..............                14,538,668
             Finnish Eksport Credit,
     2,925   9.25%, 12/30/99.............                 2,209,962
             GG Securities,
     5,000   9.25%, 3/24/03..............                 4,007,026
             GMAC Australia Finance Ltd.
     6,500   9.00%, 5/22/01..............                 5,007,185
             Merrill Lynch & Co.
               Australia
    15,000   7.10%, 3/8/99...............                10,810,124
             Morgan Guaranty Trust,
    10,000   8.00%, 4/18/01..............                 7,506,626
             National Australia Bank,
    25,000   8.00%, 4/10/01..............                18,763,667
             Primary Industry Bank of
               Australia,
     5,000   6.75%, 2/25/99..............                 3,586,089
             Rural & Industries Bank of
               Western Australia,
     5,000   8.75%, 9/9/99...............                 3,717,885
             Societe Generale Australia,
     5,000   7.75%, 2/19/01..............                 3,719,052
             South Australia Financing
               Authority,
     5,000   11.25%, 10/23/01............                 4,163,885
             State Bank of New South
               Wales,
     5,000   12.25%, 2/26/01.............                 4,189,595
    20,000   11.75%, 8/16/01.............                16,809,183
    14,000   8.625%, 8/20/01.............                10,754,250
    28,000   10.75%, 3/12/02.............                23,245,022
    10,000   9.25%, 2/18/03..............                 8,022,743
             State Bank of South
               Australia,
    10,000   11.00%, 4/10/02.............            $    8,380,259
    10,000   9.50%, 10/15/02.............                 8,053,477
                                                     --------------
                                                        244,968,599
                                                     --------------
             Diversified Industrials--0.6%
             Australian National Railway,
     4,000   9.50%, 2/25/99..............                 2,962,375
             Federal Airports
               Corporation,
    10,000   7.00%, 2/16/04..............                 7,380,627
                                                     --------------
                                                         10,343,002
                                                     --------------
             Semi-Government and Local
               Government--19.6%
             New South Wales Treasury
               Corporation,
    44,000   11.50%, 7/1/99..............                34,053,576
    50,000   12.00%, 12/1/01.............                43,230,285
    10,000   7.00%, 4/1/04...............                 7,400,132
     7,000   10.50%, 12/7/04.............                 6,123,175
    10,000   10.00%, 6/6/05..............                 8,625,989
     7,000   9.25%, 6/20/05..............                 5,820,625
    50,000   6.50%, 5/1/06...............                34,929,215
    34,000   12.60%, 5/1/06..............                33,906,494
    65,000   8.00%, 3/1/08...............                51,609,630
             Province Aples Cotes D'Azur,
    22,000   8.25%, 9/15/99..............                16,238,770
             Province of Quebec,
    16,000   9.50%, 10/2/02..............                12,773,612
             Queensland Treasury
               Corporation,
    25,000   8.00%, 5/14/03..............                19,358,495
    10,000   6.50%, 6/14/05..............                 7,206,412
    20,000   12.00%, 6/15/05.............                19,133,296
    30,000   8.00%, 9/14/07..............                23,961,273
             State Electricity Commission
               of Victoria,
     7,000   9.25%, 9/18/03..............                 5,711,153
             Treasury Corporation of
               Victoria,
    10,000   8.25%, 10/15/03.............                 7,847,123
                                                     --------------
                                                        337,929,255
                                                     --------------
             Supranational Global--8.1%
             Eurofima,
    88,170   9.875%, 1/17/07.............                77,712,147


                       See Notes to Financial Statements.

--------------------------------------------------------------------
Principal
  Amount
  Local
 Currency                                                  Value
  (000)              Description                           (US$)
-------------------------------------------------------------------
             Supranational Global (cont'd.)
             European Bank of
               Reconstruction &
               Development,
A$  65,000   9.00%, 10/15/02.............            $   52,154,500
             European Investment Bank,
     3,000   10.25%, 10/1/01.............                 2,302,423
    10,000   7.25%, 4/22/02..............                 7,420,165
                                                     --------------
                                                        139,589,235
                                                     --------------
             Total Australian eurobonds
             (cost US$716,693,006).......               732,830,091
                                                     --------------
             Corporate Bonds--10.2%
             Asset Backed--0.1%
             FANMAC 22,
     2,060   11.40%, 12/15/01............                 1,652,491
             FANMAC 25,
       480   10.33%, 6/15/02.............                   379,940
                                                     --------------
                                                          2,032,431
                                                     --------------
             Floating Rate Notes*--3.1%
             Arms Fund II,
    10,000   5.10%, 5/10/24..............                 7,035,211
             Crusade Trust,
     4,755   5.17%, 7/10/29..............                 3,349,854
             GIO Australia Holdings
               Limited,
     4,500   5.34%, 11/16/98.............                 3,171,284
             Korean Long Term Credit
               Bank,
    15,000   5.0983%, 12/17/99...........                10,328,004
             Puma Management Limited,
    15,000   7.50%, 12/5/28..............                10,990,954
    20,000   6.90%, 2/15/30..............                14,489,483
             Residential Mortgage Backed
               Trust,
     4,916   5.1033%, 10/7/22............                 3,477,058
                                                     --------------
                                                         52,841,848
                                                     --------------
             Services--7.0%
             AMP Shopping Centre Trust,
     5,000   6.20%, 3/31/01..............                 3,550,735
             Federal Airports
               Corporation,
    15,000   10.50%, 7/15/99.............                11,580,758
             Korea Development Bank,
     8,000   7.50%, 8/9/99...............                 5,796,040
             Macquarie Bank Limited,
     1,000   9.75%, 8/1/00...............                   768,158
             National Power PLC
    20,000   8.00%, 2/21/07..............                15,255,512
             Telstra Corporation,
    40,000   12.50%, 11/15/00............            $   33,512,181
    20,000   11.50%, 10/15/02............                17,320,740
     2,000   7.80%, 7/17/03..............                 1,524,933
    31,000   12.00%, 5/15/06.............                29,793,618
     2,000   8.75%, 1/15/20..............                 1,750,174
                                                     --------------
                                                        120,852,849
                                                     --------------
             Total Australian corporate
               bonds
             (cost US$172,764,726).......               175,727,128
                                                     --------------
             Total Australian long-term
               investments
             (cost US$2,048,815,511).....             2,070,888,839
                                                     --------------
             NEW ZEALAND--4.0%
             Government Bonds--2.8%
             New Zealand Government
               Bonds,
NZ$ 20,000   10.00%, 3/15/02.............                13,979,319
    20,000   8.00%, 4/15/04..............                13,344,839
    30,000   8.00%, 11/15/06.............                20,543,125
                                                     --------------
             Total New Zealand government bonds
             (cost US$48,247,564)........                47,867,283
                                                     --------------
             Eurobonds--1.2%
             European Investment Bank,
     6,000   9.00%, 7/16/99..............                 3,825,238
             Federal National Mortgage
               Association Global,
     8,000   7.00%, 9/26/00..............                 4,980,015
             International Bank of
               Reconstruction &
               Development,
    20,000   7.00%, 9/18/00..............                12,402,672
                                                     --------------
             Total New Zealand eurobonds
             (cost US$21,568,545)                        21,207,925
                                                     --------------
             Total New Zealand long-term
               investments
             (cost US$69,816,109)........                69,075,208
                                                     --------------
             Total long-term investments
             (cost US$2,118,631,620).....             2,139,964,047
                                                     --------------
             SHORT-TERM INVESTMENTS--10.1%
             AUSTRALIA--8.0%
             Demand Deposit--5.6%
             Banque National de Paris,
               4.60%,
A$ 136,533   (cost US$96,763,661)........                95,935,148
                                                     --------------

                       See Notes to Financial Statements.

-------------------------------------------          --------------
Principal
  Amount
  Local
 Currency                                                Value
  (000)              Description                         (US$)
-------------------------------------------          --------------
             Government and Semi-Government--1.3%
             Commonwealth of Australia--0.7%
             Commonwealth of Australia,
A$   5,000   13.00%, 4/15/98.............            $    3,639,898
             Telstra Corporation,
    10,000   12.00%, 9/1/98..............                 7,437,408
                                                     --------------
                                                         11,077,306
                                                     --------------
             South Australia--0.6%
             South Australian Financing
               Authority,
    15,000   12.50%, 3/15/98.............                10,825,290
                                                     --------------
             Total Australian government
               and semi-government
             (cost US$24,382,968)........                21,902,596
                                                     --------------
             Eurobonds--0.9%
             Banking and Finance--0.4%
             Commonwealth Bank of
               Australia,
    11,000   12.75%, 1/7/98..............                 7,828,607
                                                     --------------
             Diversified Industrials--0.1%
             Shell Australia,
     1,786   10.00%, 12/19/97............                 1,263,861
                                                     --------------
             Semi-Government and Local
               Government--0.4%
             New South Wales Treasury
               Corporation,
    10,000   7.50%, 2/1/98...............                 7,075,404
                                                     --------------
             Total Australian eurobonds
             (cost US$17,902,498)                        16,167,872
                                                     --------------
             Corporate Bond--0.2%
             Primary Industry Bank of
               Australia,
     5,000   8.00%, 5/15/98
               (cost US$3,526,196).......                 3,573,150
                                                     --------------
             Total Australian short-term
               investments
             (cost US$142,575,323).......               137,578,766
                                                     --------------
             NEW ZEALAND--0.1%
NZ$  2,027   State Street Bank Call
               Account,
               6.35%,
               (cost US$1,286,252).......                1,263,346
                                                    --------------
             UNITED STATES--2.0%
$   35,450   Repurchase Agreement,
               State Street Bank & Trust
               Co., 5.40%, dated
               10/31/97, due 11/03/97 in
               the amount of $35,465,953
               (cost US$35,450,000;
               collateralized by
               US$28,220,000 United
               States Treasury Bond, due
               2/15/20; value including
               accrued
               interest-US$36,164,918)...             $   35,450,000
                                                      --------------
             Total short-term investments
             (cost US$179,311,575).......                174,292,112
                                                      --------------
             Total Investments--134.3%
               (cost US$2,297,943,195;
               Note 3)...................              2,314,256,159
             Other assets in excess of
               liabilities--0.5%.........                  8,769,303
             Liquidation value of
               preferred
               stock--(34.8%)............               (600,000,000)
                                                      --------------
             Net Assets Applicable to
               Common
               Shareholders--100%........             $1,723,025,462
                                                      ==============

---------------
* The interest rate reflected for floating rate notes is the rate in effect at October 31, 1997.

                       See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Assets and Liabilities
October 31, 1997
----------------------------------------------------------
Assets
Investments, at value (cost
  $2,297,943,195).....................                 $2,314,256,159
Cash..................................                        640,343
Interest receivable...................                     53,703,350
Other assets..........................                        159,581
                                                       --------------
    Total assets......................                  2,368,759,433
                                                       --------------
Liabilities
Payable for investments purchased.....                     27,423,081
Dividends payable-common stock........                     11,684,660
Withholding taxes payable.............                      3,041,526
Investment management fee payable.....                      1,206,591
Dividends payable-preferred stock.....                      1,164,525
Accrued expenses and other
  liabilities.........................                        980,311
Administration fee payable............                        233,277
                                                       --------------
    Total liabilities.................                     45,733,971
                                                       --------------
Total Net Assets......................                 $2,323,025,462
                                                       ==============
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share,
      applicable to
      194,744,328 shares).............                 $    1,947,443
    Paid-in capital in excess of
    par...............................                  1,672,575,425
  Preferred stock ($.01 par value per
    share and
    $25,000 liquidation value per
    share
    applicable to 24,000 shares; Note
    4)................................                    600,000,000
                                                       --------------
                                                        2,274,522,868
  Undistributed net investment
    income............................                        796,639
  Accumulated net realized gains on
    investments.......................                      9,209,133
  Net unrealized appreciation on
  investments.........................                    159,849,272
  Accumulated net realized and
    unrealized foreign exchange
    losses............................                   (121,352,450)
                                                       --------------
  Total net assets....................                 $2,323,025,462
                                                       ==============
  Net assets applicable to common
    shareholders......................                 $1,723,025,462
                                                       --------------
Net asset value per common share:
  ($1,723,025,462 / 194,744,328 shares
  of common stock issued and
  outstanding)........................                          $8.85
                                                       ==============

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Operations
Year Ended October 31, 1997
----------------------------------------------------------
Net Investment Income
Income
  Interest and discount earned (net of
    foreign withholding taxes of
    $13,154,985).......................                   $ 192,743,394
                                                          -------------
Expenses
  Investment management fee............                      12,637,375
  Custodian's fees and expenses........                       2,700,000
  Administration fee...................                       2,676,338
  Auction agent's fees and broker
  commissions..........................                       1,670,000
  Shareholder relations and
  communications.......................                         939,000
  Transfer agent's fees and expenses...                         650,000
  Directors' fees and expenses.........                         495,000
  Independent accountant's fees and
  expenses.............................                         212,000
  Legal fees and expenses..............                         200,000
  Insurance expense....................                         126,000
  Miscellaneous........................                          76,000
                                                          -------------
  Total operating expenses.............                      22,381,713
                                                          -------------
Net investment income before excise
  tax..................................                     170,361,681
  Excise tax...........................                        (775,219)
                                                          -------------
Net investment income..................                     169,586,462
                                                          -------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gains on investment
  transactions.........................                       9,798,919
Net change in unrealized appreciation
  on investments.......................                      76,842,257
                                                          -------------
Net gains on investments...............                      86,641,176
                                                          -------------
Net increase in total net assets from
  operations before net foreign
  exchange losses......................                     256,227,638
Net realized and unrealized foreign
  exchange losses......................                    (274,306,145)
                                                          -------------
Net Decrease In Total Net Assets
Resulting From Operations..............                   $ (18,078,507)
                                                          =============

                       See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Cash Flows
Year Ended October 31, 1997
----------------------------------------------------------
Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating
activities
  Interest received (net of foreign
    withholding taxes)...............                $   201,548,852
  Expenses paid......................                    (23,462,720)
  Purchases of short-term portfolio
    investments, net.................                    (13,898,728)
  Purchases of long-term portfolio
  investments........................                 (1,924,595,090)
  Proceeds from sales of long-term
    portfolio
    investments......................                  1,961,228,646
  Other..............................                        (10,141)
                                                     ---------------
    Net cash provided from operating
    activities.......................                    200,810,819
                                                     ---------------
Cash flows provided from financing
activities
  Dividends and distributions paid to
    preferred shareholders...........                    (32,354,148)
  Dividends and distributions paid to
    common shareholders..............                   (159,778,443)
                                                     ---------------
    Net cash used for financing
    activities.......................                   (192,132,591)
                                                     ---------------
Effect of changes in exchange rate...                     (9,069,831)
                                                     ---------------
Net decrease in cash.................                       (391,603)
  Cash at beginning of year..........                      1,031,946
                                                     ---------------
  Cash at end of year................                $       640,343
                                                     ===============
Reconciliation of Net Decrease in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Provided
From Operating Activities
Net decrease in total net assets
  resulting from
  operations.........................                $   (18,078,507)
                                                     ---------------
  Increase in investments............                     (4,688,253)
  Net realized gain on investment
  transactions.......................                     (9,798,919)
  Net change in unrealized
    appreciation on
    investments......................                    (76,842,257)
  Net realized and unrealized foreign
    exchange losses..................                    274,306,145
  Decrease in interest receivable....                      9,392,189
  Net increase in other assets.......                        (10,141)
  Increase in payable for investments
    purchased........................                     27,423,081
  Decrease in accrued expenses and
    other liabilities................                       (892,519)
                                                     ---------------
    Total adjustments................                    218,889,326
                                                     ---------------
Net cash provided from operating
activities...........................                $   200,810,819
                                                     ===============

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Statement of Changes in Net Assets
----------------------------------------------------------

                                    Year Ended October 31,
                                -------------------------------
                                     1997             1996
                                --------------   --------------
Increase (Decrease)
in Total Net Assets
Operations
  Net investment income...      $  169,586,462   $  149,191,364
  Net realized gains on
    investment
    transactions..........           9,798,919        3,752,308
  Net change in unrealized
    appreciation on
    investments...........          76,842,257      104,837,565
                                --------------   --------------
  Net increase in total
    net assets resulting
    from operations before
    net foreign exchange
    gains (losses)........         256,227,638      257,781,237
  Net realized and
    unrealized foreign
    exchange gains
    (losses)..............        (274,306,145)      93,023,604
                                --------------   --------------
Net increase (decrease) in
  total net assets
  resulting from
  operations..............         (18,078,507)     350,804,841
                                --------------   --------------
Dividends to shareholders
  from net investment
  income
  Common shares...........        (159,569,671)    (142,448,343)
  Preferred shares........         (32,946,291)     (23,607,820)
                                --------------   --------------
                                  (192,515,962)    (166,056,163)
                                --------------   --------------
Distributions to
  shareholders
  from net realized
  capital gains
  Common shares...........                  --       (4,985,403)
  Preferred shares........                  --       (3,046,221)
                                --------------   --------------
                                            --       (8,031,624)
                                --------------   --------------
Fund share transactions
  Net proceeds from
    issuance of preferred
    shares................                  --      122,958,530
  Net proceeds from rights
    offering of Fund
    shares................                  --      299,771,852
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions and in
    connection with
    dividends paid in
    stock.................           1,725,751        5,241,634
                                --------------   --------------
                                     1,725,751      427,972,016
                                --------------   --------------
Total increase
  (decrease)..............        (208,868,718)     604,689,070
Total Net Assets
Beginning of year.........       2,531,894,180    1,927,205,110
                                --------------   --------------
End of year...............      $2,323,025,462   $2,531,894,180
                                ==============   ==============

                       See Notes to Financial Statements.

----------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Notes to Financial Statements
----------------------------------------------------------

   The First Australia Prime Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks and federal and state governmental and corporate entities. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in Australian or New Zealand dollars of other issuers, whether or not domiciled in Australia or New Zealand, and in U.S. Government securities and corporate and bank debt securities of U.S. issuers rated Aa or Prime-2 or better by Moody's Investors Service, Inc. ('Moody's') or AA or A-2 or better by Standard & Poor's Corporation ('S&P'). It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers of debt securities rated AA or better by S&P-Australian Ratings Pty. Ltd. or S&P or Aa or better by Moody's or which, in the judgement of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or, if unrated, will in the Investment Manager's judgement be of equivalent quality. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian and New Zealand subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar ('A$') and New Zealand dollar ('NZ$') amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal year;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

   Net realized and unrealized foreign exchange losses of $274,306,145 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1997 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate at October 31, 1997 was US$.7026 to A$1.00 for the Australian dollar and US$.6232 to NZ$1.00 for the New Zealand dollar.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains and net realized short-term capital gains if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the fiscal year. Australia and New Zealand impose a withholding tax of 10% on most interest and discount earned.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended October 31, 1997, the Fund increased undistributed net investment income by $1,975,989, decreased accumulated net realized gains on investments by $1,524,475, increased accumulated net realized foreign exchange gains by $1,014,354 and decreased paid in capital in excess of par by $1,465,868. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser') and Prudential Investments Fund Management, LLC. (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.

   On March 13, 1997, the Fund terminated its consultant agreement with the Prudential Insurance Company of America (the 'Consultant'). The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

   The Investment Manager pays fees to the Investment Adviser and Consultant for their services rendered. The Investment Manager informed the Fund that it paid $5,602,463 to the Investment Adviser and $84,081 to the Consultant during the fiscal year ended October 31, 1997.

   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to Professional Consulting Services Limited for administrative services provided.

Note 3. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 1997 aggregated $1,952,018,171 and $1,955,554,450, respectively.

   The United States federal income tax basis of the Fund's investments at October 31, 1997 was $2,155,570,844 and accordingly, net unrealized appreciation for United States federal income tax purposes was $158,685,315 (gross unrealized appreciation--$164,113,964; gross unrealized depreciation--$5,428,649).

Note 4. Capital

   There are 400 million shares of common stock authorized. Of the 194,744,328 common shares outstanding at October 31, 1997, the Investment Manager owned 56,240 shares.

   During the fiscal year ended October 31, 1996 the Fund issued 38,911,951 shares of common stock (net proceeds $299,771,852) in connection with a rights offering of the Fund's shares and issued 568,703 shares in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   During the fiscal year ended October 31, 1997 the Fund issued 184,572 shares in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   The Preferred Stock have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

   During the fiscal year ended October 31, 1996 the Fund issued $62,500,000 (net proceeds $61,479,265) in liquidation value per series for Series H and I preferred shares.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.86% to 6.25% during the fiscal year ended October 31, 1997. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends And Distributions

   On November 17, 1997 and December 12, 1997 the Board of Directors of the Fund declared distributions from undistributed net investment income of $.06 per common share payable on December 12, 1997 and January 16, 1998 to common shareholders of record on November 28, 1997 and December 31, 1997.

   Subsequent to October 31, 1997, dividends and distributions declared and paid on Preferred Stock totalled approximately $4,122,785 for the nine outstanding preferred share series in the aggregate through December 12, 1997.

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                           Years ended October 31,
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      1997*          1996*          1995*           1994           1993
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value per common share, beginning of
  year............................................  $     9.93     $     9.36     $     8.82     $    10.09     $     9.61
                                                    ----------     ----------     ----------     ----------     ----------
Net investment income.............................         .87            .87            .93           1.01           1.19
Net realized and unrealized gain (loss) on
  investments and foreign currencies..............        (.96)          1.13           1.16          (1.03)           .58
                                                    ----------     ----------     ----------     ----------     ----------
  Total from investment operations................        (.09)          2.00           2.09           (.02)          1.77
                                                    ----------     ----------     ----------     ----------     ----------
Dividends from net investment income to preferred
  shareholders....................................        (.17)          (.14)          (.17)          (.12)          (.11)
Dividends from net investment income to common
  shareholders....................................        (.82)          (.83)          (.83)          (.84)         (1.08)
Distributions from net capital and currency gains
  to preferred shareholders.......................          --           (.02)          (.01)          (.01)          (.01)
Distributions from net capital and currency gains
  to common shareholders..........................          --           (.03)          (.15)          (.17)          (.08)
                                                    ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions...............        (.99)         (1.02)         (1.16)         (1.14)         (1.28)
                                                    ----------     ----------     ----------     ----------     ----------
Capital charge in respect to issuance of shares...          --           (.41)          (.39)          (.11)          (.01)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value per common share, end of year.....  $     8.85     $     9.93     $     9.36     $     8.82     $    10.09
                                                    ==========     ==========     ==========     ==========     ==========
Market price per common share, end of year........  $    8.125     $     8.94     $     9.31     $     9.56     $    10.25
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN BASED OND:
Market value......................................       (0.42)%         5.59%          8.78%          3.32%         15.00%
Net asset value...................................       (2.37)%        16.73%         18.54%         (3.19)%        17.80%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD........................................        1.25%          1.29%          1.47%          1.41%          1.44%
Net investment income before preferred stock
  dividends.......................................        9.17%          9.16%         10.83%         10.68%         12.13%
Preferred stock dividends.........................        1.78%          1.45%          1.87%          1.20%          1.13%
Net investment income available to common
  shareholders....................................        7.39%          7.71%          8.96%          9.48%         11.00%
Portfolio turnover rate...........................          85%            63%            50%            34%            23%
Net assets of common shareholders, end of year
  (000 omitted)...................................  $1,723,025     $1,931,894     $1,452,205     $1,088,631     $1,050,084
Average net assets of common shareholders (000
  omitted)........................................  $1,848,378     $1,627,916     $1,201,383     $1,174,394     $1,011,324
Senior securities (preferred stock) outstanding
  (000 omitted)...................................  $  600,000     $  600,000     $  475,000     $  400,000     $  350,000
Asset coverage of preferred stock at year end.....         387%           422%           406%           372%           400%

 ---------------

* Calculated based upon weighted average shares outstanding during the year.

D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

DD       Includes expenses of both preferred and common stock.

Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .95%, .94%, 1.05%, 1.05% and 1.07%, respectively.

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.


                       See Notes to Financial Statements.

                                                                      APPENDIX A

                               AUSTRALIAN ECONOMY

     Certain information relating to Australia has been extracted from various governmental and private publications as indicated herein. For a listing of these publications, see "Additional Information" in the Prospectus.

OVERVIEW

     The Commonwealth of Australia comprises an area of about 2,773,000 square miles -- almost the same as that of the United States, excluding Alaska. In December 1997, Australia's population was estimated to be approximately 18.6 million people.

     The Commonwealth of Australia was formed as a federal union in 1901, when six British colonies of New South Wales, Victoria, Queensland, South Australia, Western Australia and Tasmania were united as states in a "Federal Commonwealth" under the authority of the Commonwealth of Australia Constitution Act enacted by the British Parliament.

     Federal legislative powers in Australia are vested in the Federal Parliament which consists of the Queen, the Senate and the House of Representatives. The Queen is represented throughout Australia by the Governor-General. The Senate and the House of Representatives are both elected by the compulsory vote of all eligible persons. Under the Constitution, the Parliament is empowered to make laws on certain specified matters such as defense, external affairs, interstate and overseas trade and commerce, taxation, currency and banking. Powers not conferred on the parliament remain with the States subject to certain Constitutional limitations.

     The executive power of the Commonwealth under the Constitution is formally vested in the Governor-General. There is a Federal Executive Council to advise the Governor-General in the government of Australia. This council is comprised of the Prime Minister and other Federal Ministers of State, all of whom belong to the party or coalition of parties which has a majority in the House of Representatives. Such Ministers form the Government with the practical result that executive power is exercised by the Prime Minister and other Ministers.

     Prior to World War II, the Australian economy was highly dependent on the rural sector. The 1950's and 1960's saw strong growth in the economy and diversification through developments in the mining sector. There have been some significant structural changes in the past 20 years, with the tertiary sector (i.e., all areas of the economy excluding agriculture, mining and manufacturing) and the mining sector growing strongly. In 1996-97, the rural sector accounted for approximately 4% of Gross Domestic Product ("GDP"), 5% of employment and 20% of total exports of goods and services by value. During the same period, the mining sector accounted for approximately 4% of GDP and 1% of employment, and exports of mining commodities accounted for approximately 35% of exports by value. The tertiary sector accounted for approximately 75% of GDP, approximately 76% of employment and around 24% of exports by value during the period.

SELECTED ECONOMIC DATA


     Domestic Economy. Since 1980-81, the Australian economy has recorded average GDP growth of 3.2%. However, there were severe recessions in 1982-83 and 1990-91, with strong growth in the intervening years. Following the 1990-91 recession, economic activity accelerated with strong growth in private consumption and housing investment. Concern about the possible inflation consequences of strong growth prompted the Reserve Bank of Australia to raise interest rates in the second half of 1994. The tightening in monetary policy saw growth return to more sustainable levels. Annual GDP growth on a year to year basis peaked at 5.8% in the September quarter of 1994 and slowed to an annual rate of 2.0% in the March quarter of 1997. Weaker economic growth during 1996 and early 1997, combined with low inflation, encouraged the Reserve Bank of Australia to lower cash rates, almost to the level before rates were increased in 1994. Easier credit conditions promoted a reacceleration of economic growth driven mostly by business investment spending and residential real estate activity. Growth improved to 4.9% in the March quarter 1998, but with some signs of renewed weakness in net exports. Growth eased subsequently to 3.9% on a year to year basis in the June quarter 1998 with robust private consumption spending and residential real estate activity offset partially by weaker business investment spending and exports. The table below shows GDP over the past five years.


                             GROSS DOMESTIC PRODUCT

                                ($ IN MILLIONS)


                                                       FOR JUNE TO JUNE PERIODS
                                 ---------------------------------------------------------------------
                                  1992/3      1993/4      1994/5      1995/6      1996/7      1997/8
                                 ---------   ---------   ---------   ---------   ---------   ---------
GDP, income-based measure
  (current prices).............  A$408,299   A$433,002   A$460,276   A$492,371   A$516,382   A$544,680
GDP, average measure
  (constant 1989-90 prices)....  A$384,676   A$402,531   A$419,994   A$437,663   A$449,849   A$467,927
% change over previous period
  (constant 1989-90 prices)....       3.5%        4.6%        4.3%        4.2%        2.8%        4.0%

---------------
Source: Australian Bureau of Statistics, Australian National Accounts (Cat. No.
        5206-0).

     Prices. Since 1980-81 Australian CPI inflation has averaged 5.6% with a peak rate of 12.5% in September 1982. Inflation has been trending down since this peak. Following the 1990-91 recession, CPI inflation fell to a low of 0.3% in December 1992. As the economic recovery initially gathered pace, higher wages and import prices began to filter through into the underlying inflation rate. (The underlying inflation rate excludes seasonal and administered prices as well as mortgage interest charges.) The "headline" CPI inflation rate (which includes all relevant prices and represents the average inflation rate for the eight Australian capital states) was also boosted by the increase in mortgage interest charges. These inflation pressures reversed in 1996 and 1997 as tighter monetary conditions impacted. CPI inflation fell to a new low of -0.3% in the September quarter 1997.


     For the year ended June 30, 1998, CPI inflation was 0.7% (year to year basis) with the underlying rate at 1.6%. In recent years, the Reserve Bank of Australia has adopted a target for the underlying rate of 2-3% (averaged over a number of years). Underlying annual inflation has been below target for five consecutive quarters including the quarter ended June 30, 1998.


                                     PRICES
                              (YEAR AVERAGE BASIS)

                                                                        % CHANGE
                                                    CONSUMER PRICE        OVER
                                                        INDEX         PRIOR PERIOD
                                                    --------------    ------------
1993-94...........................................      110.4             1.8
1994-95...........................................      113.9             3.2
1995-96...........................................      118.7             4.2
1996-97...........................................      120.3             1.3
1997-98...........................................      120.3             0.0

---------------
Source: Australian Bureau of Statistics, Consumer Price Index (Cat. No. 6401.0).

Note: Indices used year-end June 30 figures; Consumer Price Index 1989-90 = 100, weighted average of eight capital cities.

     Foreign Trade and Balance of Payments.  External trade plays an important part in the Australian economy. In the five years ended June 30, 1997, merchandise exports and imports in current prices, calculated on a balance of payments basis, both averaged approximately 15% of GDP.

     Australia has traditionally been a net importer of capital, facilitating the development of a rich endowment of natural resources at a faster pace than would have been possible if domestic savings were the only source of investment funds. Australia has, therefore, traditionally run a current account deficit.


     Since 1980-81 the current account deficit has averaged 4.4% of GDP, with significant cyclical variations -- reflecting the state of the economy and fluctuation in Australia's terms of trade. In 1994-95, the current account deficit represented 6.3% of GDP, boosted by strong import demand (in part reflecting the business investment recovery) and higher debt servicing costs. As the economy slowed through 1996 and 1997, import growth slowed sharply, while export performance stayed robust. The current account deficit represented a below long-term average 3.4% of GDP in 1996-97. More recently, the current account deficit has widened quite sharply again reflecting imports supported by strong domestic demand and the effect of the Asian crisis on Australian exports. The quarterly current account deficit has widened from a low of A$2.8 billion in the June quarter 1997 to A$7.3 billion in the quarter ended March 31, 1998 before narrowing to A$6.5 billion in the quarter ended June 30, 1998. The following table shows the current account balance for the six years ended June 30, 1998.


                            CURRENT ACCOUNT BALANCE
                           (AUSTRALIAN $ IN MILLIONS)


                                                                                  EXPORTS OF
                                                                                    GOODS &
                                                                                  SERVICES AS
                            EXPORTS OF              IMPORTS OF         GOODS &      A % OF                   CURRENT
                         GOODS & SERVICES        GOODS & SERVICES      SERVICES   IMPORTS OF    INVISIBLES   ACCOUNT
                       ---------------------   ---------------------   BALANCE      GOODS &     BALANCE(2)   BALANCE
                         A$M     % CHANGE(1)     A$M     % CHANGE(1)     A$M      SERVICES(1)      A$M         A$M
                       -------   -----------   -------   -----------   --------   -----------   ----------   -------
1992-93..............   76,827       9.7        78,885       14.3       (2,058)       97.4       (13,152)    (15,210)
1993-94..............   82,928       7.9        85,162        8.0       (2,234)       97.4       (14,182)    (16,416)
1994-95..............   87,540       5.6        97,438       14.4       (9,898)       89.8       (18,951)    (28,849)
1995-96..............   99,039      13.1       100,908        3.6       (1,869)       98.1       (19,933)    (21,802)
1996-97..............  105,360       6.4       103,555        2.6        1,805       101.7       (18,857)    (17,502)
1997-98..............  114,024       8.2       118,442       14.4       (4,418)       96.3       (19,523)    (23,941)


---------------
Source: Australian Bureau of Statistics, Balance of Payments and International
        Investment Position (Cat. No. 5302.0).

(1) Data may not be calculable due to rounding.

(2) Net total of invisible transactions, consisting primarily of interest, profit and dividends on external assets and liabilities, and government and other transfer payments.

     Australia's net foreign debt as of June 30, 1998 was A$222.0 billion, which is equivalent to approximately 41.2% of its GDP. In comparison, Australia's net foreign debt as of June 30, 1997 was A$213.5 billion, which was approximately 41.3% of its GDP.

     Interest Rates. The following table sets forth certain historical short-term Australian bank interest rates and interest rates for medium and long-term Australian Government securities.

                                 INTEREST RATES


                        UNOFFICIAL     90-DAY BANK BILL      BUSINESS LOAN      3-YEAR TREASURY    10-YEAR TREASURY
YEAR(1)                CASH RATE(2)        YIELD(3)        INDICATOR RATE(4)       BONDS(5)            BONDS(5)
-------                ------------    ----------------    -----------------    ---------------    ----------------
1994.................      4.75              5.45                 9.00               8.60                9.65
1995.................      7.51              7.55                10.70               8.27                9.21
1996.................      7.51              7.57                10.80               8.33                8.88
1997.................      5.57              5.35                 9.00               5.93                7.05
1998.................      5.07              5.32                 8.05               5.25                5.58


---------------
Source: Reserve Bank of Australia Bulletin, July 1998; Bloomberg.

(1) June 30, unless otherwise indicated; all quoted rates are in percent per annum terms.

(2) Average of daily 11:00 a.m. calls for the month.

(3) Average of daily figures for the week ended last Wednesday of the month.

(4) Indicator rate on overdraft loans of A$100,000 or more by large businesses.

(5) Assessed secondary market yield on the last business day of the month.

     The following table compares interest rates of Australian and U.S. ten-year government bonds over the past five years on a quarter-end basis.

                          COMPARISON OF INTEREST RATES
                          OF U.S. AND AUSTRALIAN BONDS
                                 (% PER ANNUM)

                                                              10-YEAR U.S.     10-YEAR AUSTRALIAN
FIVE YEAR                                                    TREASURY BONDS     GOVERNMENT BONDS
---------                                                    --------------    ------------------
 1993         Qtr. 1 ......................................       6.02                7.78
                   2 ......................................       5.78                7.39
                   3 ......................................       5.38                6.84
                   4 ......................................       5.79                6.68
 1994         Qtr. 1 ......................................       6.74                7.95
                   2 ......................................       7.32                9.64
                   3 ......................................       7.60               10.32
                   4 ......................................       7.82               10.04
 1995         Qtr. 1 ......................................       7.20                9.83
                   2 ......................................       6.20                9.21
                   3 ......................................       6.18                8.58
                   4 ......................................       5.57                8.22
 1996         Qtr. 1 ......................................       6.33                8.90
                   2 ......................................       6.71                8.79
                   3 ......................................       6.70                7.80
                   4 ......................................       6.42                7.37
 1997         Qtr. 1 ......................................       6.90                8.01
                   2 ......................................       6.50                7.06
                   3 ......................................       6.10                6.13
                   4 ......................................       5.74                6.04
 1998         Qtr. 1 ......................................       5.65                5.75
                   2 ......................................       5.45                5.55

---------------
Source: Bloomberg GTIO Government and GACGIO Index.

     The following table compares the value of an Australian dollar per U.S. dollar for the periods indicated.

                            EXCHANGE RATES (PER US$)


                                              AT MONTH ENDING      A$
                                              ---------------    ------
1991........................................  March              1.2900
                                                June             1.3019
                                                September        1.2508
                                                December         1.3161
1992........................................  March              1.3014
                                                June             1.3355
                                                September        1.4006
                                                December         1.4535
1993........................................  March              1.4168
                                                June             1.4877
                                                September        1.5497
                                                December         1.4769
1994........................................  March              1.4269
                                                June             1.3716
                                                September        1.3526
                                                December         1.2873
1995........................................  March              1.3736
                                                June             1.4112
                                                September        1.3236
                                                December         1.3441
1996........................................  March              1.2832
                                                June             1.2674
                                                September        1.2620
                                                December         1.2555
1997........................................  March              1.2715
                                                June             1.3414
                                                September        1.3893
                                                December         1.5321
1998........................................  March              1.5074
                                                April            1.5387
                                                May              1.6036
                                                June             1.6300
                                                July             1.6359


---------------
Source: Reserve Bank of Australia Bulletin, July Bulletins.

     Public Finance. The following table summarizes the outstanding Australian Commonwealth Government debt.

            GOVERNMENT SECURITIES ON ISSUE AT JUNE 30, 1994 TO 1998
                           (AUSTRALIAN $ IN MILLIONS)


 1994    1995     1996     1997     1998
------  -------  -------  -------  ------
91,710  102,713  108,440  109,104  94,697


---------------
Source: Reserve Bank of Australia Bulletin, June 1998.

     The following table summarizes Australian Commonwealth Government budget transactions for the five fiscal years ended June 30, 1998. The Government currently expects an underlying surplus (net of asset sales and abnormal one-off accounting transactions) of A$2.7 billion for the 1998-99 financial year, the first underlying surplus in 8 years. The Coalition Government has focused budgetary policy strongly on returning the Budget to underlying surplus. The headline budget (including asset sales and abnormal one-off accounting transactions) returned to surplus in 1997-98, helped by substantial asset sales.

        SUMMARY OF AUSTRALIAN GOVERNMENT UNDERLYING BUDGET TRANSACTIONS
                           (AUSTRALIAN $ IN MILLIONS)


                                                 TOTAL      TOTAL     SURPLUS/
                                                REVENUE    OUTLAYS    DEFICIT
                                                -------    -------    --------
1993-94.......................................  100,747    117,814    (17,067)
1994-95.......................................  110,430    123,563    (13,133)
1995/96.......................................  121,688    131,966    (10,278)
1996/97.......................................  131,031    135,933     (4,902)
1997/98 (Estimate)............................  135,448    136,603     (1,155)
1998/99 (Forecast)............................  145,243    142,698      2,545


---------------
Source: Budget Related paper No. 1, 1998-99; Reserve Bank of Australia Bulletin,
        July 1998, pre-election government budget press release.

AUSTRALIAN DEBT SECURITIES

     Primary Market. Australian semi-government bonds and corporate notes and debentures are issued through tender panels, private placements or by direct solicitation to the public through prospectuses registered with the Australian Securities and Investments Commission of Australian States and Territories (the regulatory authority which administers comprehensive laws relating to, among other things, prospectus disclosure requirements) and are not generally listed on the Australian Stock Exchange ("ASX"). The Commonwealth and State Governments of Australia and their agencies and instrumentalities issue bonds and notes which are generally listed on the ASX. Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

     Secondary Market. As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX. Trading in Eurobonds also takes place off the European stock exchanges. Certain major commercial banks, stockbrokers and other financial institutions have been designated by the Reserve Bank as reporting bond dealers through which the Reserve Bank usually conducts transactions in Commonwealth Government securities with maturities of more than one year. In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

     Short-Term Debt Instruments. Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days. These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit. Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days. These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

     Recent data on the Australian debt securities market is summarized in the table below.

                           AUSTRALIAN DEBT SECURITIES
                (AUSTRALIAN $ IN BILLIONS AS OF APRIL 30, 1998)


                                                            NOMINAL VALUE    MARKET VALUE
                                                            -------------    ------------
Commonwealth Government...................................       72,662          83,718
Semi-government...........................................       46,396          51,944
Corporate.................................................        8,268           9,441
                                                              ---------       ---------
          Total...........................................    A$127,326       A$145,103


---------------
Source: Warburg Australia Bond Indices, April 1998

                                                                      APPENDIX B

                              ASIAN ECONOMIC DATA

     Certain information relating to the Asian countries has been extracted from various private publications as indicated herein. For a listing of these publications, see "Additional Information" in the Prospectus.

     The economies of Asian Countries are in different stages of development. Hong Kong and Singapore have well developed industrial, financial and service sectors, but limited natural resources. Korea has a large manufacturing sector, but relies heavily on imports of raw materials. The economies of Indonesia, Malaysia, the Philippines and Thailand are generally less developed than Hong Kong, Korea and Singapore, but these countries have higher levels of natural resources. Of the Asian Countries, the economies of China and India are generally the least developed, with large agricultural sectors, but there are geographic regions in each of these countries which have much higher levels of development.

SOVEREIGN DEBT CREDIT RATINGS

     The following table sets forth the credit ratings given by S&P and Moody's to the long-term sovereign debt of certain countries in which the Fund may invest.

                         S&P AND MOODY'S CREDIT RATINGS


                                                   S&P       MOODY'S (*)
                                                 -------    --------------
Japan..........................................  AAA        Aaa (AAA) /
Singapore......................................  AAA        Aa1 (AA+)
New Zealand....................................  AA+        Aa1 (AA+) /
Taiwan.........................................  AA+        Aa3 (AA-)
Australia......................................  AA )       Aa2 (AA)
Hong Kong......................................  A /        A3 (A-) /
China..........................................  BBB+ /     A3 (A-) /
Malaysia.......................................  BBB- /     Baa3 (BBB-)/
Thailand.......................................  BBB- /     Ba1 (BB+)
South Korea....................................  BB+        Ba1 (BB+)
Philippines....................................  BB+ /      Ba1 (BB+)
India..........................................  BB+ /      Ba2 (BB)
Indonesia......................................  CCC+ /     B3 (B-)


---------------
* S&P equivalent

) -- rating agency has a positive outlook on country

/ -- rating agency has a negative outlook on country
          -- below investment grade

(1) Long-term foreign sovereign rating

ASIAN ECONOMIES


     In general, the economies of Asian Countries have grown at a relatively high rate during 1988 to 1997. As the following table shows, most of the Asian Countries in which the Fund may invest grew faster than did Australia and New Zealand between 1988 and 1997. On average, for this time period, annual real GDP growth for Asian Countries was 6.8% as compared to the average annual real GDP growth for Australia and New Zealand of 2.5%. Of the Asian Countries, China was the fastest growing economy followed by Malaysia and Singapore. The table does not reflect slowdowns and negative real GDP growth being experienced in the current year that have resulted from the financial troubles occurring in the region since July 1997.


                         AVERAGE ANNUAL REAL GDP GROWTH
                         (% CHANGE OVER PREVIOUS YEAR)


                             1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   AVERAGE
                             ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -------
AUSTRALIA..................   3.9    3.3    1.5   -0.1    3.5    3.6    5.6    3.3   3.7    3.3      3.2
NEW ZEALAND................  -0.3    0.9   -0.3   -1.7    0.9    5.1    6.0    3.9   3.1    2.3      2.0
CHINA......................  11.3    4.1    3.8    9.2   14.2   13.5   12.7   10.5   9.7    8.8      9.8
HONG KONG..................   8.0    2.6    3.4    5.1    6.3    6.1    5.3    4.8   4.9    5.3      5.2
INDIA......................   9.9    6.6    5.7    0.4    5.3    3.9    7.2    7.2   7.5    5.1      5.9
INDONESIA..................   5.8    7.5    7.1    7.0    6.5    6.5    7.8    8.2   8.0    4.8      6.9
JAPAN......................   6.2    4.8    5.2    3.8    1.0    0.3    0.6    1.5   3.9    0.8      2.8
MALAYSIA...................   8.8    9.2    9.7    8.6    7.8    8.3    9.2    9.6   8.6    7.9      8.8
PHILIPPINES................   6.8    6.2    3.0   -0.6    0.3    2.1    4.3    4.8   5.5    5.1      3.8
SINGAPORE..................  11.6    9.6    9.0    7.0    6.2   10.4   10.2    8.9   7.0    7.8      8.8
SOUTH KOREA................  11.3    6.4    9.5    9.1    5.1    5.8    8.6    9.0   7.2    5.5      7.8
TAIWAN.....................   7.8    8.2    5.4    7.6    6.8    6.3    6.5    6.0   5.7    6.8      6.7
THAILAND...................  13.3   12.2   11.2    8.5    8.1    8.3    8.7    8.7   6.7    1.0      8.7


---------------
Source: Warburg Dillon Read; Reserve Bank of New Zealand

EXCHANGE RATES


     The following table sets forth the U.S. dollar exchange rates for the last ten years for the currencies of certain countries in which the Fund may invest. As the following table shows, Asian Currencies were relatively stable during the period 1989 to 1996. During the last six months of 1997, however, many of the Asian currencies experienced significant depreciation with the most extreme movements occurring in Indonesia, South Korea, Thailand and Malaysia. In the current year through August 1998, the exchange rates of some currencies, including those of the Philippines, South Korea and Thailand appear to be stabilizing.


                         US$ EXCHANGE RATE (PERIOD END)

CURRENCIES
(MEASURED AGAINST
ONE U.S. DOLLAR)                 1989       1990       1991       1992       1993       1994       1995       1996       1997
-----------------              --------   --------   --------   --------   --------   --------   --------   --------   --------
AUSTRALIA (A$)...............      0.79       0.77       0.76       0.69       0.68       0.78       0.74       0.80       0.65
NEW ZEALAND (NZ$)............      0.60       0.59       0.54       0.52       0.56       0.64       0.65       0.71       0.59
CHINA........................      3.77       4.78       5.32       5.51       5.76       8.62       8.32       8.30       8.27
HONG KONG....................      7.78       7.82       7.81       7.79       7.75       7.81       7.81       7.73       7.75
INDIA........................     16.94      18.12      25.88      30.80      31.37      31.37      34.33      35.85      39.20
INDONESIA....................  1,784.00   1,889.00   1,984.01   2,063.50   2,102.62   2,196.75   2,283.00   2,363.00   5,402.50
JAPAN........................    143.75     135.80     124.80     124.80     111.61      99.70     103.40     115.70     130.58
MALAYSIA.....................      2.70       2.70       2.72       2.61       2.70       2.56       2.54       2.53       3.88
PHILIPPINES..................     21.77      27.20      26.15      23.60      28.18      24.42      26.20      26.30      39.50
SINGAPORE....................      1.90       1.74       1.62       1.64       1.60       1.46       1.41       1.40       1.68
SOUTH KOREA..................    679.60     716.40     760.80     788.40     808.10     788.70     775.75     840.90   1,600.00
TAIWAN.......................     26.17      27.11      25.75      25.40      26.63      26.24      27.29      27.49      32.55
THAILAND.....................     25.61      25.30      25.05      25.49      25.48      25.13      25.20      25.66      47.00

CURRENCIES
(MEASURED AGAINST              AUGUST 31,
ONE U.S. DOLLAR)                  1998
-----------------              ----------
AUSTRALIA (A$)...............       0.57
NEW ZEALAND (NZ$)............       0.65
CHINA........................       8.28
HONG KONG....................       7.75
INDIA........................      42.49
INDONESIA....................  11,000.00
JAPAN........................     141.79
MALAYSIA.....................       4.20
PHILIPPINES..................      43.70
SINGAPORE....................       1.78
SOUTH KOREA..................   1,350.00
TAIWAN.......................      34.79
THAILAND.....................      41.75


---------------
* China: Official Rate before 1989, Swap Rate 1989-93, Unified Rate from January 1994

Source: Warburg Dillon Read; Reserve Bank of New Zealand

INTEREST RATES

     The following table sets forth certain historical three-month money market interest rates for certain countries in which the Fund may invest. As the following table shows, domestic interest rates in most Asian Countries rose sharply in 1997. Central banks have maintained tight monetary conditions in an attempt to mitigate pressure on their currencies and to slow credit growth and to contain inflation. On average, at the end of 1997, Asian three-month money market rates were approximately 10.7% compared to Australia and New Zealand which averaged 6.7%. There can be no assurance, however, that Asian Countries will maintain such high rates.

              THREE-MONTH MONEY MARKET INTEREST RATES (END PERIOD)


                                    1988     1989    1990    1991    1992    1993    1994     1995     1996    1997
                                    -----   ------   -----   -----   -----   -----   -----   -------   -----   -----
AUSTRALIA.........................  15.00    17.00   11.80    7.50    5.80    4.80    8.30    7.50      6.00    5.00
NEW ZEALAND.......................  14.18    14.10   13.90   10.00    6.70    6.30    9.56    8.59      8.08    8.30
CHINA.............................     --       --      --      --      --      --      --        --   11.80    9.00
HONG KONG.........................   9.20     8.60    8.00    3.90    4.20    3.40    6.40    5.90      5.60    9.30
INDIA.............................   9.80    10.60   13.60   13.20   11.20    7.80    9.40   13.00      8.30    7.20
INDONESIA.........................  18.00    14.50   19.90   19.60   13.80    8.20   14.40   18.00     12.80   18.80
JAPAN.............................   4.40     6.30    8.40    6.00    3.70    2.50    2.50    0.40      0.40    0.80
MALAYSIA..........................   4.30     5.20    7.60    8.10    8.00    6.40    5.50    6.30      7.40    9.20
PHILIPPINES.......................  16.70    20.50   26.50   21.10   14.50   15.90   10.70   12.30     11.70   18.10
SINGAPORE.........................   5.30     5.60    5.30    3.50    2.20    3.30    4.40    2.40      3.40    7.00
SOUTH KOREA.......................  15.00    15.30   15.70   17.70   15.80   12.40   15.50   11.70     12.80   14.80
TAIWAN............................   5.70     9.00    7.70    7.60    8.00    6.90    8.00    5.70      5.60    7.30
THAILAND..........................  10.90    11.80   14.90   10.20    8.00    4.90    8.40   10.20      9.60   15.90


---------------
Source: Warburg Dillon Read; Bloomberg

             ------------------------------------------------------
             ------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR ANY OF THE DEALER MANAGERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                            ------------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Prospectus Summary........................    3
Fund Expenses.............................   15
Financial Highlights......................   16
The Offer.................................   20
Use of Proceeds...........................   27
Description of Common Stock...............   28
The Fund..................................   29
Investment Objective and Policies;
  Investment Restrictions.................   30
Risk Factors and Special Considerations...   32
Portfolio Composition.....................   39
Portfolio Securities......................   41
Management of the Fund....................   45
Management Agreement and Advisory
  Agreement...............................   54
Administration Agreement..................   57
Portfolio Transactions and Brokerage......   57
Net Asset Value of Common Stock...........   57
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase Plan.....   58
Taxation..................................   60
Capital Stock.............................   65
Certain Provisions of the Articles of
  Amendment and Restatement and By-Laws...   68
Custodian, Dividend Paying Agents,
  Transfer Agents, Registrars and Auction
  Agent...................................   69
Experts...................................   69
Distribution Arrangements.................   69
Legal Matters.............................   70
Additional Information....................   70
Financial Statements......................  F-1
Report of Independent Accountants.........
Appendix A................................  A-1
Appendix B................................  B-1


             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------


                                   64,914,776


                             Shares of Common Stock

                           THE FIRST AUSTRALIA PRIME

                               INCOME FUND, INC.

                                   MANAGED BY

                  EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

                           Issuable Upon Exercise of

                          Non-Transferable Rights to

                               Subscribe for Such

                             Shares of Common Stock

                            ------------------------


                              P R O S P E C T U S

                            ------------------------


                                DEALER MANAGERS


                       PRUDENTIAL SECURITIES INCORPORATED

                           A.G. EDWARDS & SONS, INC.

                              SALOMON SMITH BARNEY

                               September 28, 1998


             ------------------------------------------------------
             ------------------------------------------------------

                                     PART B
                                 NOT APPLICABLE

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.       FINANCIAL STATEMENTS:

                            (i)    Portfolio of Investments as of October 31,
                                   1997

                            (ii) Statement of Assets and Liabilities as of October 31, 1997

                            (iii) Statement of Operations for the fiscal year ended October 31, 1997

                            (iv) Statement of Changes in Net Assets for the fiscal years ended October 31, 1997 and October 31, 1996

                            (v)    Notes to the Financial Statements

                            (vi)   Financial Highlights

                            (vii)  Report of Independent Accountants


                            (i)    Portfolio of Investments as of April 30, 1998

                            (ii) Statement of Assets and Liabilities as of April 30, 1998

                            (iii) Statement of Operations for the six months ended April 30, 1998

                            (iv) Statement of Cash Flows for the six months ended April 30, 1998

                            (v) Statement of Changes in Net Assets for the six months ended April 30, 1998 (unaudited) and fiscal year ended October 31, 1997 (audited)

                            (vi)   Notes to the Financial Statements

                            (vii) Financial Highlights for the six months ended April 30, 1998 (unaudited) and for each of the five fiscal years in the period ended October 31, 1997 (audited)

2.       EXHIBITS:

         (a)      (1)       Articles of Amendment and Restatement dated December
                            14, 1988. (Previously filed as Exhibit (1)(a)(3) to
                            Amendment No. 6 to Registrant's Registration
                            Statement on Form N-2, File No. 811-4611 (the
                            "Original Registration Statement"))*

         (a)      (2)       Article of Amendment dated May 29, 1991 (Previously
                            filed as Exhibit (1)(a)(6) to Amendment No. 12 to the Original Registration Statement)*

         (a)      (3)       Article of Amendment dated April 25, 1996.
                            (Previously filed as Exhibit (1)(a)(3) to Amendment
                            No. 27 to Original Registration Statement.)*

         (a)      (4)       Article of Amendment dated July 28, 1997.
                            (Previously filed as Exhibit 2(a)(4) to Amendment
                            No. 30 to Original Registration Statement)*

         (b)      (1)       By-Laws as amended through December 21, 1988.
                            (Previously filed as Exhibit 2 to Amendment No. 6 to
                            Original Registration Statement.)*

                  (2) Amendment dated January 20, 1991 to the By-Laws of Registrant. (Previously filed as Exhibit 2(a)(8) to Amendment No. 6 to Original Registration Statement.)*

                  (3) By-Laws as amended through May 8, 1998. (Previously filed as Exhibit 2(b)(3) to Amendment No. 30 to Original Registration Statement)*

         (c) Inapplicable.

         (d)      (1)       Specimen certificate representing shares of Common
                            Stock (U.S. $.01 par value). (Previously filed as Exhibit 4 to Pre-Effective Amendment No. 2 to
                            Original Registration Statement.)*


                  (2)       Form of Exercise Form.


                  (3)       Form of Notice of Guaranteed Delivery.


                  (4)       Form of Nominee Holder Over-Subscription Form.


                  (5)       Form of Beneficial Owner Certification.

                  (6)       Form of Subscription Rights Agency Agreement.

         (e) Dividend Reinvestment and Cash Purchase Plan. (Previously filed as Exhibit (e) to Amendment No. 21 to Original Registration Statement.)*

         (f)      Inapplicable.

         (g)      (1)       Management Agreement with EquitiLink International
                            Management Limited ("EIML") and EquitiLink Australia
                            Limited ("EAL") dated February 1, 1990. (Previously filed as Exhibit 6(a)(4) to Amendment No. 10 to
                            Original Registration Statement.)*

                  (2) Advisory Agreement with EIML and EAL dated December 15, 1992. (Previously filed as Exhibit (g)(2) to Amendment No. 18 to Original Registration Statement.)*


                  (3) Amendment to Management Agreement with EIML and EAL effective June 1, 1996.


         (h) Form of Dealer Manager Agreement among the Registrant, EIML, EAL, EquitiLink Holdings Limited, and Prudential Securities Incorporated, A.G. Edwards & Sons, Inc. and Salomon Smith Barney Inc.

         (i)      Inapplicable.

         (j)      (1)       Custodian Contract between the Registrant and State
                            Street Bank and Trust Company ("State Street") dated
                            April 11, 1986. (Previously filed as Exhibit (9)(A) to Pre- Effective Amendment No. 2 to Original
                            Registration Statement.)*

                  (2) Amendment No. 1 to Custody Agreement between Registrant and State Street. (Previously filed as
                            Exhibit 9(a)(2) to Amendment No. 1 to Original Registration Statement.)*

                  (3) Amendment No. 2 to Custody Agreement between the Registrant and State Street dated November 26, 1986. (Previously filed as Exhibit 9(a)(3) to Amendment No. 1 to Original Registration Statement.)*

                  (4) Sub-custodian Agreement between State Street London Limited and State Street Bank and Trust Company dated as of November 13, 1985. (Previously filed as Exhibit (9)(D) to Pre-Effective Amendment No. 2 to Original Registration Statement.)*

                  (5) Sub-custodian Agreement between State Street Bank and Trust Company and Westpac Banking Corporation dated as of January 1, 1993. (Previously filed as Exhibit (j)(5) to Amendment No. 23 to the Original Registration Statement.)*

                  (6) Sub-custodian Agreement between State Street Bank and Trust Company and ANZ Banking Group (New Zealand) Limited dated as of May 11, 1993. (Previously filed as Exhibit (j)(6) to Amendment No. 23 to the Original Registration Statement.)*

          (k)     (1)       Transfer Agency Agreement between the Registrant and
                            State Street dated April 11, 1986. (Previously filed as Exhibit 10(A) to Pre-Effective Amendment No. 2 to
                            Original Registration Statement.)*

                  (2) Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc. dated December 9, 1988. (Previously filed as Exhibit 10(c)(2) to Amendment No. 6 to Original Registration Statement.)*


                  (3) Amendment to Administration Agreement between the Registrant and Prudential Investments Fund Management, LLC effective June 1, 1996.


         (l)      (1)      Opinion and Consent of Dechert Price & Rhoads.

                  (2)      Opinion of Venable, Baetjer and Howard, LLP.

         (m)      Inapplicable.

         (n)      Consent of Independent Accountants.

         (o)      Inapplicable.

         (p) Subscription Agreement between the Registrant and EIML dated April 14, 1986. (Previously filed as Exhibit 14 to Original Registration Statement.)*

         (q)      Inapplicable.

         (r)      (1)      Financial Data Schedule for year ended October 31,
                           1997.

                  (2)      Financial Data Schedule for six months ended April
                           30, 1998.

         (s)      (1)      Powers of attorney. (Previously filed as Exhibit
                           2(s)(1) to Amendment No. 30 to Original Registration
                           Statement.)*

                  (2) Certified copy of Board resolutions. (Previously filed as Exhibit 2(s)(2) to Amendment No. 30 to Original Registration Statement.)*

----------

  *      Incorporated by reference herein.

ITEM 25. MARKETING ARRANGEMENTS

         See Dealer Manager Agreement to be filed as Exhibit (h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:


          Registration fees....................................    $  153,000
          Printing.............................................    $  200,000
          Fees and expenses of qualification under state
            securities laws (including fees of counsel)........    $    2,500
          Legal fees and expenses..............................    $  275,000
          Reimbursement of Dealer Manager expenses.............    $  300,000
          Auditing fees and expenses...........................    $   30,000
          American Stock Exchange listing fees.................    $   50,000
          Pacific Stock Exchange listing fees..................    $    7,500
          Subscription Agent fees and expenses.................    $  255,000
          Information Agent fees and expenses..................    $  320,000
          Engraving and printing stock certificates............    $    5,000
          NASD Fee.............................................    $   30,500
          Marketing Costs......................................    $  150,000
          Miscellaneous........................................    $   50,000

      Total                                                        $1,828,500


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES (AS OF AUGUST 31, 1998)



TITLE OF CLASS                                          NUMBER OF RECORD HOLDERS

Common Stock ($.01 par value
  per share)..........................................                    18,065
Auction Market Preferred Stock, Series A
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series B
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series C
  ($.01 par value  per share).........................                         1
Auction Market Preferred Stock, Series D
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series E
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series F
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series G
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series H
  ($.01 par value per share)..........................                         1
Auction Market Preferred Stock, Series I
  ($.01 par value per share)..........................                         1


ITEM 29. INDEMNIFICATION

         Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its Directors against expenses (including attorneys' fees, judgments, fines and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and liberate dishonesty, or (ii) the director actually received improper personal benefit in money, property or services, or (iii) with respect to a criminal action or proceeding, the director had reasonable cause to believe that the action or omission was unlawful. Article IX, of the Registrant's By-Laws (as amended through January 20, 1991 and currently in effect) provides:

         Article IX. Indemnification. The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

         Reference is made to Section 7 of the Dealer Manager Agreement filed as Exhibit (h) to this Registration Statement for provisions relating to indemnification of the Dealer Managers.

         Reference is made to Section 7 of the Dealer Manager Agreement filed as Exhibit (h) to this Registration Statement and to Section 3 of the Advisory Agreement filed as Exhibit (g)(2) herewith for provisions relating to limitation of liability of the Investment Manager and Investment Adviser. Reference is made to Section 3 of the same Advisory Agreement for provisions relating to limitation of liability of the Investment Adviser.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Information as to the Directors and officers of the Investment Manager and the Investment Adviser is included in their respective Forms ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.


           Prudential Investments                 EquitiLink International             State Street Bank and
           Fund Management LLC                    Management Limited                   Trust Company

           100 Mulberry Street                    Union House                          One Heritage Drive
           Gateway Center 3                       Union Street                         North Quincy, MA 02171
           New York, New York 10292               St. Helier, Jersey                   For all other records
           For records pursuant to                For records pursuant to
           Rule 31a-1(b)(4)                       Rule 31a-1(b)(5),(6),(9),(10)
                                                  and (11) and Rule 31a-1(f)

ITEM 32. MANAGEMENT SERVICES.

         Not applicable.

ITEM 33. UNDERTAKINGS.

(1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)      Not applicable.

(3)      Not applicable.

(4)      Not applicable.

(5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

         (b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York on this 28th day of September, 1998.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.


                                       *
                           ------------------------
                                Brian M. Sherman
                                    President

       Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                     *                               President and Director                        9/28/98
         --------------------------                  (Principal Executive Officer)
         Brian M. Sherman

                                                     Treasurer and Director                        9/28/98
                     *                               (Principal Financial and
         --------------------------                  Accounting Officer)
         David Manor


                     *
         --------------------------                  Director                                      9/28/98
         Anthony E. Aaronson


                     *                               Director                                      9/28/98
         --------------------------
         Neville Miles

                     *                               Director                                      9/28/98
         --------------------------
         Sir Arthur Roden Cutler

                     *                               Director                                      9/28/98
         --------------------------
         David Elsum

                     *                               Director                                      9/28/98
         --------------------------
         Rt. Hon. Malcolm Fraser

                     *                               Director                                      9/28/98
         --------------------------
         Laurence S. Freedman

                     *                               Director                                      9/28/98
         --------------------------
         Michael R. Horsburgh

                     *                               Director                                      9/28/98
         --------------------------
         Harry A. Jacobs, Jr.

                     *                               Director                                      9/28/98
         --------------------------
         Howard A. Knight

                     *                               Director                                      9/28/98
         --------------------------
         Roger C. Maddock

                     *                               Director                                      9/28/98
         --------------------------
         William J. Potter

                     *                               Director                                      9/28/98
         --------------------------
         Peter D. Sacks

                     *                               Director                                      9/28/98
         --------------------------
         John T. Sheehy

                     *                               Director                                      9/28/98
         --------------------------
         Marvin Yontef



                  *By      /s/ Margaret A. Bancroft
                           ------------------------
                            Margaret A. Bancroft
                            as Attorney-in-Fact

Exhibits: Index

     (d)  (2)  Form of Exercise Form.

          (3)  Form of Notice of Guaranteed Delivery.

          (4)  Form of Nominee Holder Over-Subscription Form.

          (5)  Form of Beneficial Owner Certification.

          (6)  Form of Subscription Rights Agency Agreement.

     (g) (3) Amendment to Management Agreement with EIML and EAL effective June 1, 1996.

     (h) Form of Dealer Manager Agreement among the Registrant, EIML, EAL, EquitiLink Holdings Limited, and Prudential Securities Incorporated, A.G. Edwards & Sons, Inc. and Salomon Smith Barney Inc.

     (k) (3) Amendment to Administration Agreement between the Registrant and Prudential Investments Fund Management LLC effective June 1, 1996.

     (j)  (1)  Opinion and Consent of Dechert Price & Rhoads.

          (2)  Opinion of Venable, Baetjer and Howard, LLP.

     (n)  Consent of Independent Accountants.

     27   (a)  Financial Data Schedule for year ended October 31, 1997.

          (b)  Financial Data Schedule for six months ended April 30, 1998.